                         THE TARGET PORTFOLIO TRUST(R)

                      Statement of Additional Information
                                  May 1, 1999

     The Target Portfolio Trust(R) (the Trust) is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Investments Fund Management LLC (PIFM or the Manager). Each Portfolio benefits from discretionary advisory services provided by an investment adviser (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following ten Portfolios:

Equity Portfolios                                                 Income Portfolios
  - Large Capitalization Growth Portfolio                         - International Bond Portfolio
  - Large Capitalization Value Portfolio                            - Total Return Bond Portfolio
  - Small Capitalization Growth Portfolio                           - Intermediate-Term Bond Portfolio
  - Small Capitalization Value Portfolio                            - Mortgage Backed Securities Portfolio
  - International Equity Portfolio                                  - U.S. Government Money Market Portfolio

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated May 1, 1999, a copy of which may be obtained from the Trust upon request.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
History of the Trust........................................  B-2
Description of the Portfolios, Their Investments and
  Risks.....................................................  B-2
Investment Restrictions.....................................  B-35
Management of the Trust.....................................  B-36
Control Persons and Principal Holders of Securities.........  B-39
Investment Advisory and Other Services......................  B-41
Brokerage Allocation and Other Practices....................  B-47
Capital Shares, Other Securities and Organization...........  B-51
Purchase, Redemption and Pricing of Shares..................  B-51
Shareholder Investment Account..............................  B-52
Net Asset Value.............................................  B-54
Taxes, Dividends and Distributions..........................  B-55
Performance Information.....................................  B-58
Financial Statements........................................  B-63
Report of Independent Accountants...........................  B-110
Appendix I -- Historical Performance Data...................  I-1
Appendix II -- General Investment Information...............  II-1
Appendix III -- Information Relating to Prudential..........  III-1
Appendix IV -- Glossary of Indices..........................  IV-1
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

TMF 158 B

                              HISTORY OF THE TRUST

     The Trust was organized as an unincorporated business trust in 1992 under the laws of the State of Delaware.

           DESCRIPTION OF THE PORTFOLIOS, THEIR INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Trust is an open-end management investment company. Each of the Portfolios except for the International Bond Portfolio is classified as a diversified fund. The International Bond Portfolio is a non-diversified fund.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objectives of the Portfolios are set forth in the Trust's Prospectus. While the principal investment policies and strategies for seeking to achieve the Portfolios' objectives are described in the Prospectus, the Portfolios may from time to time also use the securities, instruments, policies and strategies described below. The Portfolios may not be successful in achieving their respective objectives and you could lose money.

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. Government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

     STRIPPED U.S. GOVERNMENT SECURITIES. A Portfolio may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; and (3) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may invest in mortgage backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Portfolio's shares. See "Mortgage-Backed Securities and Asset Backed Securities" below.

     Mortgages backing the securities which may be purchased by a Portfolio include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create "pass-through securities." A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Portfolio may also invest in mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields which reflect interest rates prevailing at that time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.

     ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

     SPECIAL CONSIDERATIONS. Fixed-income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of a Portfolio.

     At a time when a Portfolio has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Portfolio's capital gains distribution. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

CUSTODIAL RECEIPTS

     Each Portfolio may invest in receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts include "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Portfolio will not invest more than 5% of its net assets in such custodial receipts.

     Custodial receipts held by a third party are not issued or guaranteed by the United States Government and are not considered U.S. Government securities. Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in such custodial receipts.

MONEY MARKET INSTRUMENTS

     Each Portfolio (other than the U.S. Government Money Market Portfolio) may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The U.S. Government Money Market Portfolio will normally limit its investments in money market instruments to securities issued or guaranteed by the U.S. Govern-ment or its agencies. Money market obligations will be generally U.S. dollar denominated, except with respect to the International Bond Portfolio, where these instruments may also be denominated in foreign currencies. The Mortgage Backed Securities Portfolio will limit its investment in money market investments to those issued by U.S. issuers. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO.

CORPORATE AND OTHER DEBT OBLIGATIONS

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in corporate and other debt obligations. Except where otherwise indicated, each Portfolio will invest in securities rated A or better or determined by the Adviser to be of comparable quality. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.

     The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P, Moody's and other NRSRO's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of the Portfolio. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

     MEDIUM AND LOWER-RATED SECURITIES. The Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in medium (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). However, no Portfolio will purchase a security rated lower than B by Moody's or S&P or the equivalent by another NRSRO. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by

S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Security Ratings" in the Prospectus.

     Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Adviser will consider this event in its determination of whether the Portfolio should continue to hold the securities.

     During the fiscal year ended December 31, 1998, the monthly dollar-weighted average ratings of the debt obligations held by the International Bond Portfolio, the Total Return Bond Portfolio and the Intermediate-Term Bond Portfolio, expressed as a percentage of each Portfolio's total investments, were as follows:

                                         PERCENTAGE OF TOTAL
RATINGS                                      INVESTMENTS
-------               ---------------------------------------------------------
                         INTERNATIONAL        TOTAL RETURN    INTERMEDIATE-TERM
                         BOND PORTFOLIO      BOND PORTFOLIO    BOND PORTFOLIO
                         --------------      --------------   -----------------
AAA/Aaa                       64.3%                 46%               21%
AA/Aa                         35.7%                  1%                6%
A/A                             --                   1%                4%
BBB/Baa                         --                   6%               18%
BB/Ba                           --                   8%                7%
B/B                             --                  --                --
CCC/Caa                         --                  --                --
CC/Ca                           --                  --                --
C/C                             --                  --                --
Unrated                         --                  38%(1)            44%(2)
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

           (1) 38% of the debt obligations held by the Portfolio were unrated, but were deemed comparable to AAA/Aaa rated obligations by the sub-adviser.

           (2) 44% of the debt obligations held by the Portfolio were unrated, but were deemed comparable to AAA/Aaa rated obligations by the sub-adviser.

     COMMERCIAL PAPER. Each Portfolio may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ADJUSTABLE RATE SECURITIES. The Large Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

     The adjustable rate feature of the securities in which a Portfolio may invest will tend to reduce sharp changes in a Portfolio's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Portfolio's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Portfolio's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Portfolio's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Portfolio will fluctuate.

     INFLATION-INDEXED BONDS. The Total Return Bond and Intermediate-Term Bond Portfolios may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

FOREIGN SECURITIES

     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in foreign equity and debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments.

     A Portfolio's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the Government Entities) of countries considered stable by an Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by foreign government entities including semi-governmental entities.

     A portfolio may invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

     CURRENCY RISKS. Because the majority of the securities purchased by the International Equity and International Bond Portfolios are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect each Portfolio's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by each Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will decrease. Under the Internal Revenue Code, the Portfolios are required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Internal Revenue Code as items of ordinary and distributable income or loss, thus affecting the Portfolios' distributable income.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the International Equity and International Bond Portfolios value their assets daily in U.S. dollars, the Portfolios will not convert their holdings of foreign currencies to U.S. dollars daily. When a Portfolio converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each participating state's currency and on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Portfolios will treat the euro as a separate currency from that of any participating state.

     The conversion may adversely affect the Portfolios if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Portfolios' service providers, or by entities with which the Trust or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

     The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect a Portfolio's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Portfolios as determined under existing tax law.

     The Trust's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Trust and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Trust's other service providers to address the conversion. The Trust has not borne any expense relating to these actions.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES

     MORTGAGE BACKED SECURITIES -- GENERAL. The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in mortgage backed securities. Mortgage backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the International Bond Portfolio may invest in mortgage related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including semi-governmental agencies.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES.  Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Types of Credit Enhancement" below.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     A Portfolio also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on a Securities and Exchange Commission (the SEC) interpretation, a Portfolio's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.

     STRIPPED MORTGAGE BACKED SECURITIES. Stripped mortgage backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, a Portfolio may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities--Mortgage Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.

     ASSET-BACKED SECURITIES. The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

     TYPES OF CREDIT ENHANCEMENT. Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (1) liquidity protection and

(2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     RISK FACTORS RELATING TO INVESTING IN MORTGAGE BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Portfolio may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.

     In addition, mortgage backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

CONVERTIBLE SECURITIES

     Each Portfolio, other than the U.S. Government Money Market Portfolio, may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security which may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS

     The Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may invest up to 5% of net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by a Portfolio may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Portfolio acts as co-lender in connection with a participation interest or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Portfolios believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when a Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests, the Portfolio will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Portfolio's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Portfolio's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Portfolio's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Portfolio will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. Each Portfolio does not currently intend to invest in repurchase agreements whose maturities exceed one year. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the repurchase agreement. A Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Portfolio will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. In such circumstances, the Portfolio could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Portfolio will suffer a loss.

     The Portfolios will only enter into repurchase transactions with parties meeting creditworthiness standards approved by the Trustees. Each Adviser will monitor the creditworthiness of such parties.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may each enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by a Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     A Portfolio will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities a Portfolio has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

INTEREST RATE SWAP TRANSACTIONS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, International Bond Portfolio and Total Return Bond Portfolio may each enter into interest rate swap transactions. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment.

     Each Portfolio may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and cash or other liquid assets are segregated, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Portfolio. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a custodian that satisfies the requirements of the Investment Company Act. To the extent that a Portfolio enters into interest rate swaps on other than a net basis, the amount segregated will be the full amount of a Portfolio's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Portfolios will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the

Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Portfolio would diminish compared to what it would have been if this investment technique was never used.

     A Portfolio may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. This amount will not exceed 5% of a Portfolio's net assets. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES

     Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, and securities that are not readily marketable in securities markets either within or outside of the United States and securities that have legal or contractual restrictions on resale (restructured securities). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Manager anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. The Portfolio's investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid." However, with respect to U.S. Government securities, a Portfolio may treat the securities it uses as "cover" for written OTC options on U.S. Government securities as liquid provided it follows a specified procedure. A Portfolio may sell such OTC options only to qualified dealers who agree that a Portfolio may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     When a Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Portfolio enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. The Portfolios will also treat non-U.S. Government POs and IOs as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

INVESTMENT COMPANY SECURITIES

     The Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (money market funds). The Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Bond Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the Investment Company Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Portfolio bears in connection with its own operations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, options, futures contracts and options thereon. A Portfolio's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, each Portfolio may use them to the extent consistent with its investment objectives and policies.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT
STRATEGIES -- GENERAL. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the Advisor's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate assets in connection with hedging transactions.

     OPTIONS TRANSACTIONS. A Portfolio may purchase and write (that is, sell) put and call options on securities, currencies and financial indices that are traded on U.S. and foreign securities exchanges or in the over-the-counter market (OTC) to seek to enhance return or to protect against adverse price fluctuations in securities in its portfolio. These options will be on debt securities, aggregates of debt securities, financial indices (for example, S&P
500) and U.S. Government securities. The International Bond Portfolio and International Equity Portfolio may also purchase and write put and call options on foreign currencies and foreign currency futures. A Portfolio may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Portfolio may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     A Portfolio will write only "covered" options. A written option is covered if, so long as the Portfolio is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Portfolio's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Portfolio's losses are potentially unlimited. A Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. A Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

     A Portfolio may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

     A Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. A Portfolio may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, a Portfolio will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money, "i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that a Portfolio's use of straddles will be limited to 5% of the Portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. As such, the value of an OTC option is particularly dependent upon the financial viability of the OTC counterparty.

     Exchange traded options generally have a continuous liquid market while OTC options may not. When a Portfolio writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counter party, the Portfolio may be unable to liquidate an OTC option. With respect to options written by a Portfolio, the inability to enter into a closing purchase transaction could result in material losses to the Portfolio.

     OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Portfolio will segregate cash or other liquid assets with its Custodian. A put option written by the Portfolio is "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Portfolio will segregate cash or other liquid assets with its Custodian equivalent in value to the exercise price of the option. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its Custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Portfolio closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OPTIONS ON SECURITIES INDICES. The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio each may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Portfolio writes an option on a securities index, it will be required to deposit with its Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDICES. A Portfolio's purchase and sale of options on indices will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of each Portfolio to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Portfolio will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Portfolio will write call options on indices only under the circumstances described herein.

     Price movements in a Portfolio's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call which is not completely offset by movements in the price of the Portfolio's security holdings. It is also possible that the index may rise when the Portfolio's stocks do not rise. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Fund with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     FUTURES CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into futures contracts and related options which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the Commodity Futures Trading Commission. The Portfolios, and thus their investors, may lose money through any unsuccessful use of these strategies.

     As a purchaser of a futures contract (futures contract), a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Portfolio may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to LIBOR.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

     When a Portfolio enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may segregate with its Custodian, cash or U.S. Government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its Custodian with respect to such option). There is no limitation on the amount of the Portfolio's assets which can be segregated.

     A Portfolio will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security which correlates with the portion of the securities holdings the Adviser seeks to hedge.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may purchase or sell futures contracts or purchase related options thereon for bona fide hedging transactions without limit. In addition, the Portfolios may use futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premium does not exceed 5% of the market value of the Portfolio's total assets. There is no overall limitation on the percentage of the Portfolio's assets which may be subject to a hedge position. Subject to these limitations and, in accordance with the regulations of the Commodity Futures Trading Commission (CFTC) the Portfolio is exempt from registration as a commodity pool operator.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Portfolio's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.

     A Portfolio may sell a futures contract to protect against the decline in the value of securities or currencies held by the Portfolio. However, it is possible that the futures market may advance and the value of securities held in the Portfolio's portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     In order to assure that the Portfolio is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Portfolio does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Portfolio; (b) cash held by the Portfolio; (c) cash proceeds due to the Portfolio on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If a Portfolio maintains a short position in a futures contract, it will cover this position by segregating with its Custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Portfolio holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) with its Custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Portfolio's securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Successful use of futures contracts is also subject to the ability of an Adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. In addition, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

     OPTIONS ON CURRENCIES. Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Portfolio the right to sell a currency at the exercise price until the option expires. A call option gives the Portfolio the right to purchase a currency at the exercise price until the option expires.

Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     FOREIGN CURRENCY FORWARD CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Portfolio may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     A Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-hedge) or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts which a Portfolio may enter into, a Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged.

     The precise matching of forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Portfolio does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Portfolio does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities holdings or other assets denominated in that currency.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio would incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Portfolio's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

     Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     The Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a foreign currency forward contract to (1) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (2) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.

     INDEXED COMMERCIAL PAPER. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Portfolio will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

     LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES. A Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. A Portfolio will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with the Portfolio's Custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, the Portfolio may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Portfolio's assets. A Portfolio does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Portfolio's total assets.

     Except as described below, a Portfolio will write call options on indices only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Portfolio has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which a Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     A Portfolio may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Portfolio is subject or to which the Portfolio expects to be subject in connection with future purchases. A Portfolio may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. A Portfolio may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Portfolio's securities holdings alone.

OTHER INVESTMENT STRATEGIES

     LENDING OF SECURITIES. Consistent with applicable regulatory requirements, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio, and are at all times secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Portfolio in an amount equal to at least 100% determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. A Portfolio cannot lend more than 33 1/3% of the value of its total assets (including the amount of the loan collateral).

     A loan may be terminated by the borrower or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Portfolio's Adviser to be creditworthy pursuant to procedures approved by the Board of Trustees and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Portfolio. Any gain or loss in the market price during the loan period would inure to a Portfolio.

     Since voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Portfolio's investment in such loaned securities. A Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of a Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will also segregate with a Portfolio's custodian bank cash or other liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Portfolio may purchase securities on such basis without limit. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Portfolio's net asset value. Subject to the segregation requirement, a Portfolio may purchase securities without limit. The Adviser does not believe that a Portfolio's net asset value or income will be adversely affected by a Portfolio's purchase of securities on such basis.

     One form of when-issued or delayed-delivery security that the Mortgage Backed Securities Portfolio may purchase is a "to be announced" mortgage-backed security. A "to be announced" mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

     SHORT SALES. The Mortgage Backed Securities Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (1) segregate with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Portfolio's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

     The Mortgage Backed Securities Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

     BORROWING. The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. A Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings.

     The other Portfolios may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. Each of these Portfolios may pledge up to 20% of its total assets to secure these borrowings.

     If a Portfolio borrows to invest in securities, or if a Portfolio purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above.

     If any Portfolio's asset coverage for borrowings falls below 300%, such Portfolio will take prompt action (within 3 days) to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

SEGREGATED ASSETS

     When a Portfolio is required to segregate assets in connection with certain portfolio transactions, it will designate cash or liquid assets as segregated with the Trust's Custodian, State Street Bank and Trust Company (State Street). "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, marked-to-market daily. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

(d)  DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Portfolios' shares, the Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth, Small Capitalization Value, International Equity, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may invest without limit in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities and its agencies. Commercial paper will be rated, at the time of purchase, at lease "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO. In addition, the Large Capitalization Value and Small Capitalization Value Portfolios may invest without limit in corporate and other debt obligations and the Large Capitalization Growth Portfolio may invest without limit in repurchase agreements when the Adviser believes that a temporary defensive position is appropriate.

(e)  PORTFOLIO TURNOVER

     Portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Brokerage

Allocation and Other Practices." In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions." During the fiscal year ended December 31, 1998, the International Bond, Total Return Bond and Intermediate-Term Bond Portfolios experienced relatively high portfolio turnover rates. The portfolio turnover rate for the International Bond Portfolio was largely attributable to unusually high purchase and redemption activity in that Portfolio during 1998. The portfolio turnover rate for the Total Return and Intermediate-Term Bond Portfolios was largely attributable to the roll-over of mortgage-backed securities.

                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Portfolio, when used in this Statement of Additional Information, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares.

     A Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis and the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Portfolio to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) except with respect to the International Bond Portfolio, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer or (ii) 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

     5. Invest more than 5% of its total assets in securities of any issuer having a record, together with predecessors, of less than three years of continuous operations. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolios may purchase restricted securities without limit.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Portfolio will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities or one or more investment company's, or except as part of a merger, consolidation or other acquisition.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

     11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the value of the Portfolio's total assets.

     12. Purchase more than 10% of all outstanding voting securities of any one issuer.

     13. Buy or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options thereon.

     The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Portfolio's voting securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.

     As a matter of non-fundamental operating policy, a portfolio will not purchase rights if as a result the Portfolio would then have more than 5% of its assets (determined at the time of investment) invested in rights.

                            MANAGEMENT OF THE TRUST

                              POSITION WITH                PRINCIPAL OCCUPATIONS
      NAME AND AGE(**)          THE TRUST                 DURING PAST FIVE YEARS
      ----------------        -------------               ----------------------
Eugene C. Dorsey (72)         Trustee         Retired President, Chief Executive Officer and
                                                Trustee of the Gannett Foundation (now
                                                Freedom Forum); former Publisher of four
                                                Gannett newspapers and Vice President of
                                                Gannett Co., Inc.; past Chairman, Independent
                                                Sector, Washington, D.C. (national coalition
                                                of philanthropic organizations); former
                                                Chairman of the American Council for the
                                                Arts; Director of the advisory board of Chase
                                                Manhattan Bank of Rochester; and Trustee or
                                                Director of 17 other funds within the
                                                Prudential Mutual Funds.

                              POSITION WITH                PRINCIPAL OCCUPATIONS
      NAME AND AGE(**)          THE TRUST                 DURING PAST FIVE YEARS
      ----------------        -------------               ----------------------
Douglas H. McCorkindale (59)  Trustee         Vice Chairman (since March 1984) and President
                                                (since September 1997) of Gannett Co. Inc.
                                                (publishing and media); Director of
                                                Continental Airlines, Inc., Gannett Co., Inc.
                                                and Frontier Corporation; and Trustee or
                                                Director of 23 other funds within the
                                                Prudential Mutual Funds.
Thomas T. Mooney (57)         Trustee         President of the Greater Rochester Metro
                                                Chamber of Commerce; former Rochester City
                                                Manager; Trustee of Center for Governmental
                                                Research, Inc.; Director of Blue Cross of
                                                Rochester, Executive Service Corps of
                                                Rochester, Monroe County Water Authority,
                                                Rochester Jobs, Inc., Monroe County
                                                Industrial Development Corporation and
                                                Northeast Midwest Institute; President,
                                                Director and Treasurer, First Financial Fund,
                                                Inc. and The High Yield Plus Fund, Inc.; and
                                                Trustee or Director of 33 other funds within
                                                the Prudential Mutual Funds.
Robert F. Gunia (51)          President       Vice President (since September 1997) of
                                                Prudential Investments; Executive Vice
                                                President and Treasurer (since December
                                                1996), Prudential Investments Fund Management
                                                LLC (PIFM); Senior Vice President (since
                                                March 1987) of Prudential Securities
                                                Incorporated (Prudential Securities);
                                                formerly Chief Administrative Officer (July
                                                1990-September 1996), Director (January
                                                1989-September 1996), and Executive Vice
                                                President, Treasurer and Chief Financial
                                                Officer (June 1987-September 1996) of
                                                Prudential Mutual Fund Management, Inc.; Vice
                                                President and Director (since May 1989) of
                                                The Asia Pacific Fund, Inc. and Director or
                                                Trustee of 44 funds within the Prudential
                                                Mutual Funds.
David F. Connor (35)          Secretary       Assistant General Counsel (since March 1998) of
                                                PIFM; Associate Attorney, Drinker Biddle &
                                                Reath LLP prior thereto.
Grace C. Torres (39)          Treasurer and   First Vice President (since December 1996) of
                              Principal         PIFM; First Vice President (since March 1993)
                              Financial and     of Prudential Securities; formerly First Vice
                              Accounting        President (March 1994-September 1996) of
                              Officer           Prudential Mutual Fund Management, Inc. and
                                                Vice President (July 1989-March 1994) of
                                                Bankers Trust Corporation.

                              POSITION WITH                PRINCIPAL OCCUPATIONS
      NAME AND AGE(**)          THE TRUST                 DURING PAST FIVE YEARS
      ----------------        -------------               ----------------------
Stephen M. Ungerman (45)      Assistant       Tax Director (since March 1996) of Prudential
                              Treasurer         Investments; formerly First Vice President
                                                (February 1993-September 1996) of Prudential
                                                Mutual Fund Management, Inc.

---------------

 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, Prudential Securities or PIFM.

** Unless otherwise stated, the address of the directors and officers is Gateway
   Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The Trust has Trustees who, in addition to overseeing the actions of the Trust's Manager, Advisors and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust.

     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Mr. Dorsey is scheduled to retire on December 31, 1999.

     Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.

     The Trust currently pays each of its Trustees who is not an affiliated person of the Manager or a Portfolio's Adviser annual compensation of $6,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon the boards of which the Trustee may be asked to serve.

     Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order from the Commission, at the daily rate of return of a Portfolio. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust. As of December 31, 1998, Mr. Dorsey elected to receive his Trustee's fees pursuant to the deferred fee agreement.

     The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not affiliated with the Manager for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such Trustees for service on the Trust's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                               COMPENSATION TABLE

                                                                               TOTAL 1998
                                                                              COMPENSATION
                                                                               FROM TRUST
                                                              AGGREGATE         AND FUND
                                                             COMPENSATION     COMPLEX PAID
                      NAME OF TRUSTEE                         FROM TRUST       TO TRUSTEES
-----------------------------------------------------------  ------------   -----------------
Eugene C. Dorsey*..........................................     $7,500      $ 70,000(17/46)**
Douglas H. McCorkindale*...................................     $7,500      $ 70,000(23/40)**
Thomas T. Mooney*..........................................     $7,500      $115,000(35/70)**

---------------

 * Total compensation from all the Funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Trustees under the Funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $85,445 for Mr. Dorsey, $71,145 for Mr. McCorkindale, and $119,740 for Mr. Mooney.

** Indicates number of funds/portfolios in the Fund Complex (including the Trust) to which aggregate compensation relates.

                CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 16, 1999, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Portfolios.

     As of April 16, 1999, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of any Portfolio were as follows:

                                                                                            NUMBER OF SHARES
NAME                                             ADDRESS                  PORTFOLIO         (% OF PORTFOLIO)
----                                             -------                  ---------         ----------------
Campbell Union High Sch Dist            3235 Union Ave.              Mortgage Backed              543,389(7.9%)
Special Building Fund                   San Jose, CA 95124-2009      Securities Portfolio
Nation Asset MGMT Pledge                Washington Mall West         U.S. Government           34,225,665(11.8%)
Account for Credit LYONNAIS             Reid ST                      Money Market
                                        Hamilton, HM11               Portfolio
                                        Bermuda
Trout TDG Fund LTD Pledge               Washington Mall              U.S. Government           31,638,244(11.0%)
Account For Credit LYONNAIS             One Church ST, 4th FL        Money Market
                                        Hamilton, HM11               Portfolio
                                        Bermuda
Trout TDG Fund LTD                      Washington Mall              U.S. Government           15,825,912(5.5%)
                                        One Church ST, 4th FL        Money Market
                                        Hamilton, HM11               Portfolio
                                        Bermuda
Spire Overseas LTD                      48 Par Laville Road          U.S. Government           18,297,538(6.3%)
                                        Suite 464                    Money Market
                                        Hamilton, HM11               Portfolio
                                        Bermuda
Prudential Securities C/F               8287 E. Olive Ave.           U.S. Government           44,085,827(15.3%)
Mrs. Jorene Briner                      Fresno, CA 93727-9549        Money Market
IRA DTD 10/23/96                                                     Portfolio
Prudential Mutual Funds Accounting      Gateway Center Three         International Bond           261,343(8.1%)
                                        100 Mulberry Street 9th FL   Portfolio
                                        Newark, NJ 07102-4077

     As of April 16, 1999, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Portfolio:

                                                                   NUMBER OF
                         PORTFOLIO                                   SHARES
                         ---------                                 ---------
Large Capitalization Growth Portfolio.......................    17,879,825 (99.87%)
Large Capitalization Value Portfolio........................    17,471,973 (99.98%)
Small Capitalization Growth Portfolio.......................     9,698,118 (99.79%)
Small Capitalization Value Portfolio........................     8,781,632 (99.99%)
International Equity Portfolio..............................    14,862,944 (98.47%)
International Bond Portfolio................................     3,231,778 (99.87%)
Intermediate-Term Bond Portfolio............................    10,229,537 (99.78%)
Total Return Bond Portfolio.................................     6,377,128 (99.44%)
Mortgage Backed Securities Portfolio........................     6,888,568 (99.77%)
U.S. Government Money Market Portfolio......................   288,869,738 (99.99%)

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND ADVISERS

     The Manager of the Trust is Prudential Investments Fund Management LLC (PIFM or the Manager) Gateway Center Three, 100 Mulberry Street, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential Mutual Funds. See "How the Fund is Managed -- Manager" in the Prospectus. As of March 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.6 billion. According to the Investment Company Institute, as of December 31, 1998, the Prudential Mutual Funds was the 18th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention, disposition and loan of securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager will review the performance of all Advisers, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Trust's custodian, and PMFS, the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     The following table sets forth the annual management fee rates currently paid by each Portfolio to PIFM pursuant to the Management Agreement, and the amount of such fees retained by PIFM, each expressed as a percentage of the Portfolio's average daily net assets:

                                                           TOTAL         AMOUNT RETAINED
                      PORTFOLIO                        MANAGEMENT FEE      BY MANAGER
                      ---------                        --------------    ---------------
Large Capitalization Growth Portfolio................      0.60%              0.30%
Large Capitalization Value Portfolio.................      0.60%              0.30%
Small Capitalization Growth Portfolio................      0.60%              0.30%
Small Capitalization Value Portfolio.................      0.60%              0.30%
International Equity Portfolio.......................      0.70%              0.30%
International Bond Portfolio.........................      0.50%              0.20%
Total Return Bond Portfolio..........................      0.45%              0.20%
Intermediate-Term Bond Portfolio.....................      0.45%              0.20%
Mortgage Backed Securities Portfolio.................      0.45%              0.20%
U.S. Government Money Market Portfolio...............      0.25%             0.125%

     The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No jurisdiction currently limits the Trust's expenses.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Trust's Advisers;

     (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

     (c) the fees payable to each Adviser pursuant to the subadvisory agreements between PIFM and each Adviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal years ended December 31, 1998, 1997 and 1996, PIFM received the following management fees:

                                                                        MANAGEMENT FEE PAID
                                                   --------------------------------------------------------------
                                                        ANNUALIZED
                                                        PERCENTAGE
                                                      OF AVERAGE NET
                                                          ASSETS                           AMOUNT
                                                   --------------------    --------------------------------------
PORTFOLIO                                          1998    1997    1996       1998          1997          1996
---------                                          ----    ----    ----       ----          ----          ----
Large Capitalization Growth Portfolio............  .60%    .60%    .60%    $1,666,766    $1,453,397    $1,216,415
Large Capitalization Value Portfolio.............  .60%    .60%    .60%     1,692,469     1,521,474     1,253,390
Small Capitalization Growth Portfolio............  .60%    .60%    .60%       975,926       939,417       848,974
Small Capitalization Value Portfolio.............  .60%    .60%    .60%       922,536       864,964       663,383
International Equity Portfolio...................  .70%    .70%    .70%     1,724,342     1,718,754     1,551,382
International Bond Portfolio.....................  .50%    .50%    .50%       153,602       175,813       193,939
Total Return Bond Portfolio......................  .45%    .45%    .45%       278,041       216,559       212,605
Intermediate-Term Bond Portfolio.................  .45%    .45%    .45%       455,487       430,089       367,755
Mortgage Backed Securities Portfolio.............  .45%    .45%    .45%       331,815       322,907       324,962
U.S. Government Money Market Portfolio...........  .25%    .25%    .25%       266,250        94,188        47,830

     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the portion of the Portfolio and places orders to purchase and sell securities on behalf of the portion of the Portfolio it manages.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust, PIFM or the Adviser upon not more than 60 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     The Manager and the Trust have received an exemptive order from the Securities and Exchange Commission which permits the Manager, subject to certain conditions, to enter into or amend advisory agreements without obtaining shareholder approval each time. On October 30, 1996 shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers for the Portfolios, change the terms of the Portfolios' advisory agreements or enter into a new advisory agreement with an existing Adviser after events that cause an automatic termination of the old advisory agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate an advisory agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to advisory agreements that occur under these arrangements.

     The Advisers have agreed to the following fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser.

                                           TOTAL          ANNUAL FEE PAID    ANNUAL FEE PAID BY THE MANAGER TO
                                        MANAGEMENT        BY THE MANAGER      THE ADVISER(S) FOR FISCAL YEAR
                                       FEE (AS % OF      TO THE ADVISER(S)          ENDED DECEMBER 31,
                                          AVERAGE        (AS % OF AVERAGE    ---------------------------------
             PORTFOLIO               DAILY NET ASSETS)   DAILY NET ASSETS)     1998        1997        1996
             ---------               -----------------   -----------------   ---------   ---------   ---------
Large Capitalization Growth
  Portfolio.........................       0.60%                0.30%        $833,383    $726,699    $608,208
Large Capitalization Value
  Portfolio.........................       0.60%                0.30%         846,235     762,237     626,695
Small Capitalization Growth
  Portfolio.........................       0.60%                0.30%         487,963     469,709     424,487
Small Capitalization Value
  Portfolio.........................       0.60%                0.30%         461,267     432,482     331,692
International Equity Portfolio......       0.70%                0.40%         985,388     982,146     886,504
International Bond Portfolio........       0.50%                0.30%          92,161     105,488     116,363
Total Return Bond Portfolio.........       0.45%                0.25%         154,467     120,307     118,114
Intermediate-Term Bond Portfolio....       0.45%                0.25%         253,048     238,938     204,308
Mortgage Backed Securities Portfolio...       0.45%             0.25%         184,342     179,393     180,534
U.S. Government Money Market
  Portfolio.........................       0.25%               0.125%         133,125      47,094      23,915

     The Advisers perform all administrative functions associated with serving as Adviser to a Portfolio. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for that portion of the Portfolio and placing orders to purchase and sell securities on behalf of the portion of the Portfolio it manages.

     The following sets forth certain information about each of the Advisers:

LARGE CAPITALIZATION GROWTH PORTFOLIO

     Columbus Circle Investors (CCI), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, serves as one of two Advisers to the Large Capitalization Growth Portfolio. CCI has been an Adviser to the Portfolio since January 2, 1995. Columbus Circle Investors (CCI), a Delaware partnership and a subpartnership of PIMCO Advisors L.P., is a leading institutional equity investment firm and, as of December 31, 1998, had approximately $9.7 billion in assets under management for corporate, nonprofit, government, union and mutual fund clients.

     Oak Associates, Ltd. (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serves as the other Adviser to the Large Capitalization Growth Portfolio. It began managing its portion of the Portfolio effective November 22, 1995. The agreement between Oak and PIFM was approved by the Portfolio's shareholders at a Special Meeting of Shareholders held on March 12, 1996. Roger Engemann Management Co. had previously managed the entire Portfolio from its inception until January 2, 1995, and a portion of the Portfolio from January 2, 1995 until November 21, 1995.

     Oak was founded in April 1985 and has specialized in the large cap market since inception. It provides investment management services to both individual and institutional clients and, as of December 31, 1998, had more than $11.5 billion in assets under management. Oak is registered as an investment adviser under the Investment Advisers Act of 1940. It is a limited liability company organized under the laws of the State of Ohio. James D. Oelschlager owns a controlling interest (99%) of Oak.

LARGE CAPITALIZATION VALUE PORTFOLIO

     INVESCO Capital Management, Inc. (INVESCO), 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309, serves as one of two Advisers to the Large Capitalization Value Portfolio of the Trust. INVESCO has served as an Adviser to the Portfolio since its inception. INVESCO, a Delaware corporation, is an indirect, wholly-owned subsidiary of AMVESCAP PLC, a global money management firm. As of December 31, 1998, INVESCO had approximately $146 million of assets under management for clients located throughout the U.S., Europe and Japan.

     Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017, is a division of The Merrill Lynch Capital Management Group of Merrill Lynch Asset Management, L.P. It was established in 1980 and has specialized in the large-cap market since its inception. Hotchkis and Wiley has served as Adviser for a portion of the Portfolio's assets since January 2, 1995. As of December 31, 1998, Hotchkis and Wiley had approximately $14 billion in assets under management for corporate, public, endowment and foundation, and mutual fund clients. Hotchkis and Wiley is the adviser or subadviser for the American AAdvantage Funds, the Hirtle Callaghan Trust, the Citibank Funds and the Hotchkis and Wiley Funds.

SMALL CAPITALIZATION GROWTH PORTFOLIO

     Nicholas-Applegate Capital Management (Nicholas-Applegate), 600 West Broadway, 29th floor, San Diego, California 92101, serves as one of two Advisers to the Small Capitalization Growth Portfolio of the Trust. Nicholas-Applegate was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Nicholas-Applegate Capital Management Holdings, Inc., a California corporation controlled by Mr. Arthur E. Nicholas. Mr. Nicholas and twenty-one other partners manage a staff of over 483 employees. As of December 31, 1998 the firm managed a total of approximately $31 billion of assets for a wide variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors. Nicholas-Applegate has been an Adviser to the Portfolio since its inception.

     Investment Advisers, Inc. (IAI), 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 serves as the second Adviser in addition to Nicholas-Applegate. IAI has been an Adviser to the Portfolio since January 2, 1995. IAI is a wholly-owned subsidiary of IAI Holdings, Inc., which is indirectly wholly-owned by Lloyds TBS Group plc. IAI was established in 1947 and provides investment advice to corporate, public, jointly-trusteed, endowment and foundation and mutual fund clients. As of December 31, 1998, it managed approximately $6 billion in assets.

SMALL CAPITALIZATION VALUE PORTFOLIO

     Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112, serves as one of two Advisers to the Small Capitalization Value Portfolio of the Trust. Lazard has been an Adviser to the Portfolio since January 2, 1995. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. Lazard provides investment management services to both individual and institutional clients and, together with its global affiliates, had more than $64 billion of assets under management as of March 31, 1999. In addition to portfolio management, Lazard Freres provides a wide variety of investment banking, brokerage and related services.

     Wood, Struthers & Winthrop Management Corp. (WSW), 277 Park Avenue, New York, New York 10172, serves as the other Adviser to the Small Capitalization Value Portfolio. It began managing its portion of the Portfolio effective April 12, 1995. WSW was founded in 1871 and has specialized in the small-cap market since 1967. It provides investment management services to both individual and institutional clients and, as of December 31, 1998, had more than $10 billion in assets under management. WSW is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation (DLJSC), 277 Park Avenue, New York, New York 10172. DLJSC is a wholly owned subsidiary of Donaldson Lufkin & Jenrette Inc (DLJ Inc), 35.3% of which is owned by The Equitable Life Assurance Society of the United States
(LIFE), 787 Seventh Avenue, New York, New York 10019, a wholly-owned subsidiary of The Equitable Companies Incorporated (Equitable), 787 Seventh

Avenue, New York, New York 10019. Equitable owns directly an additional 42.9% of DLJ Inc. Approximately 60.8% of the outstanding voting common stock as well as certain convertible preferred stock of Equitable is beneficially owned by AXA, a French insurance holding company. A group of five French mutual insurance companies, Uni Europe Assurance Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances Vie Mutuelle, and AXA Assurances I.A.R.D. Mutuelle (the "Mutuelles"), owned directly and indirectly through two French holding companies, Finaxa and Midi Participations, shares representing over 50% of the voting shares of AXA. The Mutuelles are owned by approximately
1.5 million policyholders.

INTERNATIONAL EQUITY PORTFOLIO

     Lazard has served as the Adviser to the International Equity Portfolio since its inception. Lazard is more fully described immediately above under "Small Capitalization Value Portfolio."

INTERNATIONAL BOND PORTFOLIO

     Delaware International Advisers Ltd. (DIAL), Third Floor, 80 Cheapside, London, EC2V 6EE, United Kingdom, has served as the Adviser to the International Bond Portfolio since August 28, 1997. DIAL is affiliated with Delaware Management Company and is an indirect, wholly-owned subsidiary of Lincoln National Corporation, a diversified financial services organization. As of December 31, 1998, DIAL had approximately $11.8 billion in assets under management with approximately $4.3 billion in assets in global/international fixed-income.

INTERMEDIATE-TERM BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO

     PIMCO is a subsidiary of PIMCO Advisors L.P. (PIMCO Advisors). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. (PAH). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P., is the sole general partner of PAH. PIMCO is registered as an investment advisor with the Commission and as a commodity trading advisor with the CFTC. As of December 31, 1998, PIMCO had approximately $157.9 billion of asset under management.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO AND MORTGAGE BACKED SECURITIES PORTFOLIO

     Wellington Management Company, LLP (WMC), 75 State Street, Boston, Massachusetts 02109, serves as the Adviser to the U.S. Government Money Market Portfolio and the Mortgage Backed Securities Portfolio of the Trust. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC is a professional investment counseling firm which provides investment management services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1998, WMC had approximately $211 billion of assets under management.

(b) PRINCIPAL UNDERWRITER AND DISTRIBUTOR

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust but is not compensated by the Trust for those services. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Trust's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Trust. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $35.00. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors. For the fiscal year ended December 31, 1998, the Fund incurred the following fees for the services of PMFS.

                         PORTFOLIO
                         ---------
Large Capitalization Growth Portfolio.......................  $104,000
Large Capitalization Value Portfolio........................   105,700
Small Capitalization Growth Portfolio.......................   104,000
Small Capitalization Value Portfolio........................    89,000
International Equity Portfolio..............................   102,200
International Bond Portfolio................................    33,300
Total Return Bond Portfolio.................................    41,600
Intermediate-Term Bond Portfolio............................    46,000
Mortgage Backed Securities Portfolio........................    49,180
U.S. Government Money Market Portfolio......................    17,700

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 currently serves as the Trust's independent accountants and, in that capacity, audits the Trust's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

INCOME PORTFOLIOS

     Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolios, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Brokers, dealers or futures commission merchants may receive brokerage commissions on portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker, dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law. The Income Portfolios do not normally incur any brokerage commission expenses on portfolio transactions. The securities purchased by the Portfolios are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

EQUITY PORTFOLIOS

     Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker).

     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which such affiliated broker acts as principal. Thus, for example, a Portfolio will not deal with an affiliated broker/dealer acting as market maker, and it will not execute a negotiated trade with an affiliated broker/dealer if execution involves an affiliated broker/dealer acting as principal with respect to any part of the Portfolio's order.

     In placing orders for securities for the Portfolios of the Trust, each Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While an Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, an Adviser may consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Trust, an Adviser or an Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by an Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for an Adviser may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers, dealers or futures commission merchants may be used by an Adviser in providing investment management for the Trust. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. Each Adviser's policy is to pay brokers, dealers and futures commission merchants, other than to an affiliated broker, higher commissions for particular transactions than might be charged if a different broker had been selected, on occasions when, in an Adviser's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Adviser is authorized to pay higher commissions on brokerage transactions for the Trust to brokers, dealers and futures commission merchants, other than to an affiliated broker, in order to secure research and investment services described above, subject to review by the Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Trustees. While such services are useful and important in supplementing its own research and facilities, the Advisers believe that the value of such services is not determinable and does not significantly reduce expenses.

     Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Prudential Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Section 11(a) provides that an affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by such affiliated broker from transactions effected for the Trust during the applicable period. Brokerage and futures transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed by applicable law.

     The table below sets forth certain information concerning the payment of commissions by the Trust, including the commissions paid to Prudential Securities or any affiliate of the Trust or the Advisers for the three years ended December 31, 1998. For the three years ended December 31, 1998, the International Bond Portfolio and the U.S. Government Money Market Portfolio paid no brokerage commissions.

                                    LARGE CAPITALIZATION             LARGE CAPITALIZATION             SMALL CAPITALIZATION
                                      GROWTH PORTFOLIO                 VALUE PORTFOLIO                  GROWTH PORTFOLIO
                               ------------------------------   ------------------------------   ------------------------------
                                         YEAR ENDED                       YEAR ENDED                       YEAR ENDED
                                        DECEMBER 31,                     DECEMBER 31,                     DECEMBER 31,
                                 1998       1997       1996       1998       1997       1996       1998       1997       1996
                                 ----       ----       ----       ----       ----       ----       ----       ----       ----
Total brokerage commissions
 paid by the Portfolio.......  $282,210   $355,856   $210,835   $149,768   $152,335   $116,061   $327,706   $378,654   $332,672
Total brokerage commissions
 paid to Prudential
 Securities or affiliates of
 the Trust or the Advisers...    $2,700         --     $1,182    $24,209      9,334     $5,910         --         --         --
Percentage of total brokerage
 commissions paid to
 Prudential Securities or
 affiliates of the Trust or
 the Advisers................       0.9%        --        5.4%      16.2%       6.1%       5.1%        --         --         --
Percentage of the aggregate
 dollar amount of portfolio
 transactions involving the
 payment of commissions
 through Prudential
 Securities or affiliates of
 the Trust or the Advisers...       0.9%        --        7.0%      11.5%       5.4%       4.6%        --         --         --

                                              SMALL CAPITALIZATION                INTERNATIONAL
                                                VALUE PORTFOLIO                  EQUITY PORTFOLIO
                                         ------------------------------   ------------------------------
                                                   YEAR ENDED                       YEAR ENDED
                                                  DECEMBER 31,                     DECEMBER 31,
                                           1998       1997       1996       1998       1997       1996
                                           ----       ----       ----       ----       ----       ----
Total brokerage commissions paid by the
  Portfolio............................  $206,037   $152,188   $ 86,214   $449,262   $473,807   $411,014
Total brokerage commissions paid to
  Prudential Securities or affiliates
  of the Trust or the Advisers.........         -          -          -          -          -          -
Percentage of total brokerage
  commissions paid to Prudential
  Securities or affiliates of the Trust
  or the Advisers......................         -          -          -          -          -          -
Percentage of the aggregate dollar
  amount of portfolio transactions
  involving the payment of commissions
  through Prudential Securities or
  affiliates of the Trust or the
  Advisers.............................         -          -          -          -          -          -

                            MORTGAGE BACKED              TOTAL RETURN               INTERMEDIATE-TERM
                          SECURITIES PORTFOLIO          BOND PORTFOLIO                BOND PORTFOLIO
                         ----------------------    -------------------------    --------------------------
                               YEAR ENDED                 YEAR ENDED                    YEAR ENDED
                              DECEMBER 31,               DECEMBER 31,                  DECEMBER 31,
                         1998    1997     1996      1998      1997     1996      1998      1997      1996
                         ----    ----     ----      ----      ----     ----      ----      ----      ----
Total brokerage
  commissions paid by
  the Portfolio........  $750   $5,642   $9,800    $10,042   $6,573   $7,046    $14,424   $12,888   $8,674
Total brokerage
  commissions paid to
  Prudential Securities
  or affiliates of the
  Trust or the
  Advisers.............     -        -        -          -        -        -          -         -        -
Percentage of total
  brokerage commissions
  paid to Prudential
  Securities or
  affiliates of the
  Trust or the
  Advisers.............     -        -        -          -        -        -          -         -        -
Percentage of the
  aggregate dollar
  amount of portfolio
  transactions
  involving the payment
  of commissions
  through Prudential
  Securities or
  affiliates of the
  Trust or the
  Advisers.............     -        -        -          -        -        -          -         -        -

     Of the total brokerage commissions paid during the year ended December 31, 1998, the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio and International Equity Portfolio paid $118,146 (41.9%), $11,681 (7.8%), $271,910 (83%), $54,751 (26.6%) and $80,422 (17.9%), respectively, to firms which provided research, statistical or other services to the Advisers. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     The Trust is required to disclose the Portfolios' holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1998. As of December 31, 1998, the Total Return Bond Portfolio held securities of Goldman Sachs Group, L.P., Lehman Brothers Holdings, Inc. and State Street Bank & Trust Company in the aggregate amount of $997,750, $2,099,140 and $774,000, respectively. As of December 31, 1998, the Intermediate-Term Bond Portfolio held securities of Lehman Brothers Holdings, Inc., Goldman Sachs Group, L.P. and State Street Bank & Trust Company in the aggregate amount of $3,497,223, $1,895,725 and $1,167,000, respectively. As of December 31, 1998, the Mortgage Backed Securities Portfolio held securities of Salomon Brothers Mortgage Securities in the aggregate amount of $320,097. As of December 31, 1998, the U.S. Government Money Market Portfolio held securities of Lehman Brothers Holdings, Inc., PaineWebber Inc., Paribas and Swiss Bank Corp. in the aggregate amount of $9,347,000, $9,347,000, $9,347,000 and $9,347,000, respectively.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Trust, organized as an unincorporated business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."

     The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the Investment Company Act, shareholders of each Portfolio have to approve changes in certain investment policies of a Portfolio.

     In accordance with the Trust's Declaration of Trust, the Board of Trustees may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

     Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share.

ISSUANCE OF PORTFOLIO SHARES FOR SECURITIES

     Transactions involving the issuance of Portfolio shares for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of a Portfolio, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and
(d) are approved by the Trust Manager.

SPECIMEN PRICE MAKE-UP

     Using the net asset value of each portfolio at December 31, 1998, the maximum offering price of the Portfolios' shares are as follows:

                           LARGE            LARGE            SMALL            SMALL
                       CAPITALIZATION   CAPITALIZATION   CAPITALIZATION   CAPITALIZATION   INTERNATIONAL   INTERNATIONAL
                           GROWTH           VALUE            GROWTH           VALUE           EQUITY           BOND
                         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                       --------------   --------------   --------------   --------------   -------------   -------------
Net asset value,
  offering price and
  redemption price...      $18.29           $15.87           $15.35           $14.98          $15.54           $9.52
                           ======           ======           ======           ======          ======           =====

                         TOTAL                     MORTGAGE    U.S. GOV'T
                        RETURN     INTERMEDIATE     BACKED       MONEY
                         BOND       TERM BOND     SECURITIES     MARKET
                       PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                       ---------   ------------   ----------   ----------
Net asset value,
  offering price and
  redemption price...   $10.49        $10.36        $10.47       $1.00
                        ======        ======        ======       =====

RESTRICTIONS ON SALES OF PORTFOLIO SHARES

     The payment of redemption proceeds may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

                         SHAREHOLDER INVESTMENT ACCOUNT

     The Trust makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Portfolios at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may direct Prudential Securities in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to Prudential Securities within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by Prudential Securities.

EXCHANGE PRIVILEGE

     Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. There are no exchange privileges between the Portfolios and other Prudential Mutual Funds.

     An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

         PERIOD OF
          MONTHLY
       INVESTMENTS:          $100,000    $150,000    $200,000    $250,000
---------------------------  --------    --------    --------    --------
25 Years...................   $  110      $  165      $  220      $  275
20 Years...................      176         264         352         440
15 Years...................      296         444         592         740
10 Years...................      555         833       1,110       1,388
 5 Years...................    1,371       2,057       2,742       3,428
See "Automatic Investment Plan."

---------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Trust. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

INDIVIDUAL RETIREMENT ACCOUNTS

     An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

            CONTRIBUTIONS                 PERSONAL
              MADE OVER:                  SAVINGS       IRA
--------------------------------------    --------    --------
10 years..............................    $ 26,165    $ 31,291
15 years..............................      44,675      58,649
20 years..............................      68,109      98,846
25 years..............................      97,780     157,909
30 years..............................     135,346     244,692

---------------

(1) The chart is for illustrative purposes only and does not represent the performance of the Trust or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders of the Trust through Prudential Securities. Pursuant to the withdrawal plan, a shareholder may receive monthly or quarterly checks in any amount up to the value of his or her shares in the Trust.

     The shareholder must instruct Prudential Securities of the amount which he or she wishes to withdraw under the Plan, whether such withdrawal should occur monthly or quarterly, and which Target Portfolios should be redeemed in order to satisfy the request. Prudential Securities will then redeem, monthly or quarterly as applicable, sufficient full and fractional shares of the applicable Target Portfolios to provide for the amount of the periodic withdrawal payment. The Plan may be terminated at any time and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days notice to the shareholder. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. Retirement plan shareholders should also consult with their plan sponsor to determine if their retirement plan would permit the shareholder to participate in the systematic withdrawal plan.

                                NET ASSET VALUE

     Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Trustees, the value of securities for which the primary market is on an exchange shall be valued at the last sales prices on that exchange on the day of valuation or, if there was no sale on such day, the average of readily available closing bid and asked prices on such day. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of the Trustees. The value of a U.S. Government security for which quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations.

     Securities that are actively traded in the over-the-counter market including listed securities for which the primary market is believed by the Manager in consultation with the appropriate Adviser to be over-the-counter are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker. Securities issued in private placements are valued at the mean between the bid and asked prices provided by primary market dealers. Private placement securities for which no bid and asked prices are available and other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under procedures described above. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as provided by an independent broker/dealer or pricing service. Options on securities that are listed on an exchange and futures contracts and options thereon traded on a commodities exchange or board of trade shall be valued at the last sale price at the close of trading of the applicable exchange or board of trade or, if there was no sale on the applicable exchange or board of trade, at the average of quoted bid and asked prices as of the close of such exchange or board of trade. Over-the-counter options are valued at the mean between bid and asked prices provided by a dealer. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts.

     Each Portfolio other than the U.S. Government Money Market Portfolio will compute its net asset value at 4:15 P.M., New York time on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Portfolio shares have been received or days on which changes in the value of the Portfolio's securities holdings do not affect net asset value. The U.S. Government Money Market Portfolio will compute its net asset value at 4:30 P.M., New York time on such days. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The U.S. Government Money Market Portfolio uses the amortized cost method to determine the value of its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     The U.S. Government Money Market Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments having remaining maturities of thirteen months or less and invests only in securities determined by the Adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the Securities and Exchange Commission. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's securities holdings by the Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action which they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Portfolio (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of each Portfolio (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in each Portfolio. Net capital gains of each Portfolio which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of each Portfolio. For federal income tax purposes, the Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1998 of approximately $458,600 which expires in 2002. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, the International Bond Portfolio and International Equity Portfolio are electing to treat net currency losses of approximately $41,400 and $171,500, respectively, and the Small Capitalization Growth Portfolio, the Total Return Bond Portfolio, the Intermediate-Term Bond Portfolio and the Mortgage Backed Securities Portfolio are electing to treat net capital losses of approximately $860,100, $155,500,

$374,100 and $22,000, respectively, incurred in the two-month period ended December 31, 1998 as having been incurred in the following year.

     Qualification of each Portfolio as a regulated investment company requires, among other things, that (a) each Portfolio derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) each Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of each Portfolio's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of each Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of each Portfolio's assets is invested in the securities of any one issuer (other than the U.S. Government securities); and (c) each Portfolio distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by each Portfolio will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where each Portfolio acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by each Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by each Portfolio of the option from its holder, each Portfolio will generally realize short-term capital gain or loss. If securities are sold by each Portfolio pursuant to the exercise of a call option written by it, each Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of each Portfolio's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require each Portfolio to defer recognition of losses. In addition, debt securities acquired by each Portfolio may be subject to original issue discount and market discount rules which, respectively, may cause each Portfolio to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Special rules apply to most options on stock indices, future contracts and options thereon, and foreign currency forward contracts in which each Portfolio may invest. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of each Portfolio's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, each Portfolio may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by each Portfolio.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time each Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time each Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of each Portfolio's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, each Portfolio would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV (or net asset value) of a share of each Portfolio on the reinvestment date.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of each Portfolio, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Any loss realized on a sale, redemption or exchange of shares of each Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of each Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of each Portfolio.

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent each Portfolio's income is derived from qualified dividends received by each Portfolio from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are eligible for the dividends-received deduction.

     Each Portfolio is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Portfolio is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Portfolio must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, each Portfolio will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which each Portfolio pays income tax is treated as distributed.

     Each Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If each Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, each Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if each Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in each Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Each Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of each Portfolio's taxable year, each Portfolio will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extend of gains recognized in prior years. Alternatively, each Portfolio, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, each Portfolio will be required to include in income each year its pro rata share of the qualified electing Portfolio's annual ordinary earnings and net capital gain, even if they are not distributed to each Portfolio; those amounts would be subject to the distribution requirements applicable to each Portfolio described above.

     Income received by each Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which each Portfolio will be subject, since the amount of each Portfolio's assets to be invested in various countries will vary. Except in the case of the International Equity and International Bond Portfolios, each Portfolio does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in each Portfolio.

     Dividends and distributions may also be subject to state and local taxes.

                            PERFORMANCE INFORMATION

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     CURRENT YIELD AND EFFECTIVE YIELD

     The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes, divided by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 to calculate the yield on shares of the Portfolio. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The seven-day yield and effective yield for the U.S. Government Money Market Portfolio as of December 31, 1998 were 4.51% and 4.62%, respectively.

               Effective Yield = [(base period return+1)365/7]-1

OTHER PORTFOLIOS

     YIELD

     The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing a Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Securities and Exchange Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:

YIELD = 2[(
                               ------ +1)(6) - 1]
                                         a - b
                                         cd

Where: a    =    dividends and interest earned during the period.
       b    =    expenses accrued for the period (net of reimbursements).
       c    =    the average daily number of shares outstanding during the
                 period that were entitled to receive dividends.
       d    =    the maximum offering price per share on the last day of the period.

     The yield for the 30 day period ended December 31, 1998 for each of the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios was 1.48%, 5.36%, 5.75%, and 6.07%, respectively.

     A Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by a Portfolio as to what an investment in the Portfolio will actually yield for any given period. Yields for a Portfolio will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of income and expenses.

     AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Portfolio. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1++T)(n) = ERV

Where:  P    =    a hypothetical initial payment of $1,000.
        T    =    average annual total return.
        n    =    number of years.

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total returns for the one year and five year periods ended December 31, 1998 and the period since inception (January 5, 1993 for each Portfolio except the International Bond Portfolio, which commenced operations May 17, 1994) are set forth in the table below. The average annual total returns do not reflect the fees associated with the TARGET Program.

                             ONE YEAR
                              ENDED
                           DECEMBER 31,               FIVE YEARS ENDED
                               1998                  DECEMBER 31, 1998                         SINCE INCEPTION
                           ------------    --------------------------------------   --------------------------------------
                                                               AVERAGE ANNUAL                           AVERAGE ANNUAL
                          AVERAGE ANNUAL   AVERAGE ANNUAL       TOTAL RETURN        AVERAGE ANNUAL       TOTAL RETURN
       PORTFOLIO           TOTAL RETURN     TOTAL RETURN    (WITHOUT FEE WAIVERS)    TOTAL RETURN    (WITHOUT FEE WAIVERS)
       ---------          --------------   --------------   ---------------------   --------------   ---------------------
Large Capitalization
  Growth
  Portfolio.............       44.22%          21.38%               21.38%              17.48%               17.48%
Large Capitalization
  Value Portfolio.......       10.25%          18.14%               18.14%              15.38%               15.38%
Small Capitalization
  Growth
  Portfolio.............        2.55%          12.42%               12.42%              13.48%               13.46%
Small Capitalization
  Value Portfolio.......       -6.62%           9.42%                9.42%              12.91%               12.90%
International Equity
  Portfolio.............       15.49%          11.22%               11.22%              14.53%               14.53%
International Bond
  Portfolio.............        8.55%            N/A                  N/A                4.67%                4.58%
Total Return Bond
  Portfolio.............        8.28%           7.47%                7.40%               7.93%                7.85%
Intermediate-Term Bond
  Portfolio.............        7.09%           6.93%                6.93%               7.34%                7.33%
Mortgage Backed
  Securities
  Portfolio.............        6.37%           7.15%                7.11%               7.45%                7.36%

     AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Portfolio. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where:  P    =    a hypothetical initial payment of $1,000.

         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     The aggregate total returns for each portfolio for the one year and five year periods ended December 31, 1998 and the period since inception (January 5, 1993 for each Portfolio except the International Bond Portfolio which commenced operations May 17, 1994) are set forth in the table below. The aggregate total returns do not reflect the fees associated with the TARGET Program.

                                     ONE YEAR
                                      ENDED
                                   DECEMBER 31,             FIVE YEARS ENDED
                                       1998                DECEMBER 31, 1998                       SINCE INCEPTION
                                   ------------   ------------------------------------   ------------------------------------
                                                                       AGGREGATE                              AGGREGATE
                                    AGGREGATE      AGGREGATE         TOTAL RETURN         AGGREGATE         TOTAL RETURN
            PORTFOLIO              TOTAL RETURN   TOTAL RETURN   (WITHOUT FEE WAIVERS)   TOTAL RETURN   (WITHOUT FEE WAIVERS)
            ---------              ------------   ------------   ---------------------   ------------   ---------------------
Large Capitalization Growth
  Portfolio......................     44.22%         163.46%            163.46%             162.24%            162.24%
Large Capitalization Value
  Portfolio......................     10.25%         130.15%            130.15%             135.42%            135.42%
Small Capitalization Growth
  Portfolio......................      2.55%          79.60%             79.60%             113.11%            113.11%
Small Capitalization Value
  Portfolio......................     -6.62%          56.85%             56.85%             106.81%            106.81%
International Equity Portfolio...     15.49%          70.16%             70.16%             125.25%            125.25%
International Bond Portfolio.....      8.55%            N/A%               N/A%              23.53%             23.01%
Total Return Bond Portfolio......      8.28%          43.33%             42.92%              57.93%             57.18%
Intermediate-Term Bond
  Portfolio......................      7.09%          39.79%             39.79%              52.83%             52.68%
Mortgage Backed Securities
  Portfolio......................      6.37%          41.23%             41.23%              53.73%             53.00%

     Comparative performance information may be used from time to time in advertising or marketing the Portfolio shares, including data from Lipper, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                      (This Page Intentionally Left Blank)

THE TARGET PORTFOLIO TRUST
Large Capitalization Growth
Portfolio
Portfolio of Investments
December 31, 1998


                                                                   VALUE
 SHARES                DESCRIPTION                                (NOTE 1)
--------      ------------------------------                     ------------
              LONG-TERM INVESTMENTS--97.6%

              Common Stocks--97.6%
              AUTOMOBILES--0.6%

  34,400      Ford Motor Co.................                     $  2,018,850
                                                                 ------------

              BANKS--1.9%
  76,000      BankAmerica Corp..............                        4,569,500
  67,500      MBNA Corp.....................                        1,683,281
                                                                 ------------
                                                                    6,252,781
                                                                 ------------

              BROADCASTING--1.3%
  75,793      Tele-Communications, Inc.*....                        4,192,300
                                                                 ------------
              BUSINESS SERVICES--0.8%
  43,200      Omnicom Group.................                        2,505,600
                                                                 ------------

              COMPUTERS & BUSINESS EQUIPMENT--17.1%
 141,000      3Com Corp.*...................                        6,318,563
 293,075      Cisco Systems, Inc.*..........                       27,201,023
 395,200      Compaq Computer Corp..........                       16,573,700
  13,400      International Business
                Machines Corp...............                        2,475,650
  32,800      Pitney Bowes, Inc.............                        2,166,850
  90,000      Xylan Corp.*..................                        1,580,625
                                                                 ------------
                                                                   56,316,411
                                                                 ------------

              DRUGS & HEALTHCARE--12.5%
  52,950      Cardinal Health, Inc..........                        4,017,581
  49,800      Eli Lilly & Co................                        4,425,975
  27,800      Guidant Corp..................                        3,064,950
  62,000      Medtronic, Inc................                        4,603,500
  62,600      Merck & Co., Inc..............                        9,245,238
  79,600      Pfizer, Inc...................                        9,984,825
  60,800      Schering-Plough Corp..........                        3,359,200
  36,000      Warner-Lambert Co.............                        2,706,750
                                                                 ------------
                                                                   41,408,019
                                                                 ------------

              ELECTRONICS--12.9%
 213,800      Ascend Communications,
                Inc.*.......................                       14,057,350
  20,000      Aspect Telecommunications
                Corp.*......................                          345,000
 106,000      Linear Technology Corp.......                         9,493,625
 200,000      Maxim Integrated Products,
                Inc.*......................                         8,737,500
  34,700      Motorola, Inc................                         2,118,868
   8,300      Perkin-Elmer Corp............                           809,769
 110,000      Xilinx Inc.*.................                         7,163,750
                                                                 ------------
                                                                   42,725,862
                                                                 ------------

              FINANCIAL SERVICES--9.0%
  55,400      Associates First Capital
                Corp.......................                         2,347,575
  26,900      Capital One Financial
                Corp.......................                         3,093,500
  55,900      Chase Manhattan Corp.........                         3,804,694
 145,550      Citigroup, Inc...............                         7,204,725
  39,000      Donaldson Lufkin & Jenrette,
                Inc........................                         1,599,000
  45,900      Fannie Mae...................                         3,396,600
  75,000      Morgan Stanley Dean
                Witter*....................                         5,325,000
  72,500      Wells Fargo & Co.............                         2,895,469
                                                                 ------------
                                                                   29,666,563
                                                                 ------------

              HOTELS & RESTAURANTS--1.6%
  35,300      McDonald's Corp..............                         2,704,863
  50,400      Tricon Global Restaurants,
                Inc........................                         2,526,300
                                                                 ------------
                                                                    5,231,163
                                                                 ------------

              INDUSTRIAL MACHINERY--3.1%
 239,800      Applied Materials, Inc.*.....                        10,236,462
                                                                 ------------

              INSURANCE--2.5%
  65,250      American International Group,
                Inc........................                         6,304,781
  24,700      CIGNA Corp...................                         1,909,619
                                                                 ------------
                                                                    8,214,400
                                                                 ------------

              LIQUOR--1.1%
  54,900      Anheuser Busch, Inc..........                         3,602,813
                                                                 ------------

              MEDIA--1.3%
  90,600      Chancellor Media Corp.*......                         4,337,475
                                                                 ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
LARGE CAPITALIZATION GROWTH PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

                                                     VALUE
 SHARES                DESCRIPTION                  (NOTE 1)
--------      -----------------------------       -------------
              MISCELLANEOUS--3.1%
 257,200      Cendant Corp.*................      $  4,902,875
  48,000      Tyco International Ltd........         3,621,000
  36,322      Waste Management, Inc.........         1,693,513
                                                  ------------
                                                    10,217,388
                                                  ------------

              OIL & GAS--1.7%
  66,300      Enron Corp.,..................         3,783,244
  26,100      Exxon Corp....................         1,908,562
                                                  ------------
                                                     5,691,806
                                                  ------------

              PAPER--0.5%
  41,300      Champion International
                Corp........................         1,672,650
                                                  ------------

              RETAIL TRADE--8.3%
  57,600      Costco Companies, Inc.*.......         4,158,000
  86,800      CVS Corp......................         4,774,000
  86,300      Home Depot, Inc...............         5,280,481
  86,300      Safeway Inc.*.................         5,258,906
  69,000      Staples, Inc.*................         3,014,438
  59,700      Wal-Mart Stores, Inc..........         4,861,819
                                                  ------------
                                                    27,347,644
                                                  ------------

              SEMICONDUCTORS & EQUIPMENT--6.3%
 170,000      Atmel Corp.*..................         2,603,125
 153,500      Intel Corp....................        18,199,344
                                                  ------------
                                                    20,802,469
                                                  ------------

              SOFTWARE & SERVICES--9.0%
  36,200      America Online, Inc...........         5,792,000
 166,900      HBO & Co......................         4,787,944
  93,800      Microsoft Corp.*..............        13,008,887
 180,000      Parametric Technology
                Corp.*......................         2,947,500
  57,500      Synopsys, Inc.*...............         3,119,375
                                                  ------------
                                                    29,655,706
                                                  ------------

              TELECOMMUNICATION--2.3%
 144,000      CIENA Corp.*.................          2,106,000
  93,500      NEXTEL Communications,
                Inc........................          2,208,937
  46,700      Tellabs, Inc.*...............          3,201,869
                                                  ------------
                                                     7,516,806
                                                  ------------

              TOBACCO--0.7%
  44,400      Philip Morris Co., Inc.......          2,375,400
                                                  ------------
              Total common stocks
                (cost $187,130,176)........        321,988,568
                                                  ------------
PRINCIPAL
 AMOUNT
 (000)        SHORT-TERM INVESTMENTS--2.7%
--------

              REPURCHASE AGREEMENTS--2.7%
$7,025...     State Street Bank & Trust
              Co.,
                4.25%, dated 12/31/98, due
                01/04/99 in the amount of
                $7,028,317 (cost
                $7,025,000,
                collateralized by
                $6,720,000 U.S. Treasury
                Notes, 5.75%, 8/15/03,
                value of collateral
                including accrued interest
                is $7,166,248).............          7,025,000
1,850...      State Street Bank & Trust
              Co.,
                3.25%, dated 12/31/98, due
                01/04/99 in the amount of
                $1,850,668 (cost
                $1,850,000,
                collateralized by
                $1,670,000 U.S. Treasury
                Notes, 7.25%, 5/15/04,
                value of collateral
                including accrued interest
                is $1,887,873).............          1,850,000
                                                  ------------
              Total short-term investments
                (cost $8,875,000)..........          8,875,000
                                                  ------------
              TOTAL INVESTMENTS--100.3%
              (cost $196,005,176; Note
                4).........................        330,863,568
              Liabilities in excess of
                other
                assets--(0.3%).............         (1,060,911)
                                                  ------------
              NET ASSETS--100%.............       $329,802,657
                                                  ============

---------------
* Non-income producing.

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

LARGE CAPITALIZATION VALUE PORTFOLIO
Portfolio of Investments December 31, 1998


                                                              VALUE
 SHARES                DESCRIPTION                           (NOTE 1)
--------      -----------------------------                 ------------
              LONG-TERM INVESTMENTS--98.9%%

              COMMON STOCKS--98.9%

              AEROSPACE--3.6%
  44,000      Boeing Co.....................                $  1,435,500
  51,950      Lockheed Martin Corp..........                   4,402,762
  48,800      Northrop Grumman Corp.........                   3,568,500
  12,900      TRW, Inc......................                     724,819
                                                            ------------
                                                              10,131,581
                                                            ------------

              AGRICULTURE MACHINERY--0.8%
  10,000      Deere & Co....................                     331,250
 150,900      New Holland NV................                   2,065,444
                                                            ------------
                                                               2,396,694
                                                            ------------
              AIRLINES--0.6%
  75,000      Southwest Airlines Co.........                   1,682,812
                                                            ------------

              ALUMINUM--1.6%
  39,000      Aluminum Company of America...                   2,907,938
  33,100      Reynolds Metals Co............                   1,743,956
                                                            ------------
                                                               4,651,894
                                                            ------------
              APPAREL & TEXTILES--2.8%
  37,500      Intimate Brands, Inc..........                   1,120,312
  35,000      Reebok International, Ltd.*...                     520,625
 114,700      Russell Corp..................                   2,329,844
 115,000      Shaw Industries, Inc..........                   2,788,750
  55,000      Unifi, Inc....................                   1,075,938
                                                            ------------
                                                               7,835,469
                                                            ------------
              AUTO PARTS--1.2%
  54,900      Dana Corp.....................                   2,244,037
  39,000      Genuine Parts Co..............                   1,304,063
                                                            ------------
                                                               3,548,100
                                                            ------------

              AUTOMOBILES--4.0%
 122,000      Ford Motor Co.................                   7,159,875
  58,000      General Motors Corp...........                   4,150,625
                                                            ------------
                                                              11,310,500
                                                            ------------

              BANKS--7.5%
 115,960      Bank One Corp................                   5,921,207
  46,200      BankAmerica Corp.............                   2,777,775
  25,000      Chase Manhattan Corp.........                   1,701,563
  51,700      First Union Corp.............                   3,144,006
  40,000      Keycorp......................                   1,280,000
  45,000      National City Corp...........                   3,262,500
  35,000      Wachovia Corp................                   3,060,313
                                                           ------------
                                                             21,147,364
                                                           ------------

              BREWERY--0.5%
  21,100      Anheuser Busch Companies,
                Inc........................                   1,384,687
                                                           ------------

              BUILDING & CONSTRUCTION--0.3%
  24,000      Harsco Corp..................                     730,500
                                                           ------------

              BUILDING PRODUCTS--0.9%
  45,900      Georgia-Pacific Corp.........                   1,092,994
  35,000      York International Corp......                   1,428,437
                                                           ------------
                                                              2,521,431
                                                           ------------

              BUSINESS SERVICES--0.4%
  35,000      First Data Corp..............                   1,109,063
                                                           ------------

              CHEMICALS--2.5%
  42,500      Dow Chemical Co..............                   3,864,844
  22,000      Du Pont (E.I.) De Nemours &
                Co.........................                   1,167,375
  27,000      Eastman Chemical Co..........                   1,208,250
  25,000      Nalco Chemical Co............                     775,000
                                                           ------------
                                                              7,015,469
                                                           ------------

              COMPUTERS & BUSINESS EQUIPMENT--4.4%
  80,000      Compaq Computer Corp.........                   3,355,000
  36,000      Hewlett-Packard Co...........                   2,459,250
  14,000      International Business
                Machines Corp..............                   2,586,500
  30,000      Pitney Bowes, Inc............                   1,981,875
  25,000      Sun Microsystems, Inc........                   2,140,625
                                                           ------------
                                                             12,523,250
                                                           ------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
LARGE CAPITALIZATION VALUE PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

                                                           VALUE
 SHARES                DESCRIPTION                        (NOTE 1)
---------     ------------------------------             ------------
              CONGLOMERATE--2.5%
  59,200      Dover Corp....................             $  2,168,200
  38,300      Hanson PLC. (ADR).............                1,493,700
  44,100      Scana Corp....................                1,422,225
  28,000      Textron, Inc..................                2,126,250
                                                         ------------
                                                            7,210,375
                                                         ------------

              CONSUMER PRODUCTS--1.3%
  33,400      Eastman Kodak Co..............                2,404,800
  45,000      Fortune Brands, Inc...........                1,423,125
                                                         ------------
                                                            3,827,925
                                                         ------------

              DOMESTIC OIL--1.1%
  20,000      Atlantic Richfield Co.........                1,305,000
  56,600      USX - Marathon Group..........                1,705,075
                                                         ------------
                                                            3,010,075
                                                         ------------

              DRUGS & HEALTHCARE--7.4%
  65,000      Abbott Laboratories...........                3,185,000
  66,800      American Home Products
                Corp........................                3,761,675
  66,666      Astra AB Class A (ADR)........                1,379,153
  13,000      Baxter International, Inc.....                  836,063
  28,000      Bristol Myers Squibb Co.......                3,746,750
  80,000      Columbia/HCA Healthcare
                Corp........................                1,980,000
  15,000      Merck & Co., Inc..............                2,215,312
  55,000      Mylan Laboratories............                1,732,500
  40,000      Schering Plough Corp..........                2,210,000
                                                         ------------
                                                           21,046,453
                                                         ------------
              ELECTRIC UTILITIES--5.2%
  50,000      Central & South West Corp.....                1,371,875
  24,000      CMS Energy Corp...............                1,162,500
  40,000      DTE Energy Co.................                1,715,000
  32,000      Edison International..........                  892,000
  27,400      Entergy Corp..................                  852,825
  21,000      General Public Utilities
                Corp........................                  927,938
  40,100      PacifiCorp....................                  844,606
  36,000      PECO Energy Co................                1,498,500
  33,835      PP & L Resources, Inc.........                  943,151
  28,800      Public Service Enterprise
                Group, Inc..................                1,152,000
  80,000      Southern Co...................                2,325,000
  21,832      Texas Utilities Co............                1,019,281
                                                         ------------
                                                           14,704,676
                                                         ------------

              ELECTRICAL EQUIPMENT--1.2%
  20,000      Emerson Electric Co..........                 1,210,000
  40,000      Raytheon Co., Class B........                 2,130,000
                                                         ------------
                                                            3,340,000
                                                         ------------

              ELECTRONICS--1.3%
  25,000      Motorola, Inc................                 1,526,563
  45,000      Rockwell International
                Corp.......................                 2,185,312
                                                         ------------
                                                            3,711,875
                                                         ------------

              ENERGY--0.7%
  74,000      Illinova Corp................                 1,850,000
                                                         ------------

              FINANCIAL SERVICES--5.9%
  60,050      Associates First Capital
                Corp.......................                 2,544,619
  89,500      Federal National Mortgage
                Association................                 6,623,000
  48,265      Household International,
                Inc........................                 1,912,501
  40,000      Morgan Stanley Dean Witter
                Discover & Co..............                 2,840,000
  15,090      Waddell & Reed Financial,
                Inc........................                   352,087
  67,032      Washington Mutual, Inc.......                 2,559,784
                                                         ------------
                                                           16,831,991
                                                         ------------

              FOOD & BEVERAGES--2.3%
 150,215      Archer-Daniels Midland Co....                 2,581,820
  50,000      PepsiCo, Inc.................                 2,046,875
  90,000      Tyson Foods, Inc. (Class
                A).........................                 1,912,500
                                                         ------------
                                                            6,541,195
                                                         ------------

              FOREST PRODUCTS--2.4%
  20,700      Georgia-Pacific Corp.........                 1,212,244
  50,000      Kimberly-Clark Corp..........                 2,725,000
  55,000      Weyerhaeuser Co..............                 2,794,687
                                                         ------------
                                                            6,731,931
                                                         ------------

              GAS & PIPELINE UTILITIES--0.4%
  27,000      Eastern Enterprises, Inc.....                 1,181,250
                                                         ------------

              HOUSEHOLD APPLIANCES & HOME
                FURNISHINGS--1.5%
  77,000      Whirlpool Corp...............                 4,263,875
                                                         ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                                       VALUE
 SHARES                DESCRIPTION                    (NOTE 1)
--------      ------------------------------         ------------
              INDUSTRIAL MACHINERY--0.5%
  32,000      Caterpillar, Inc..............         $  1,472,000
                                                     ------------
              INSURANCE--9.4%
  75,458      American General Corp.........            5,885,724
  19,000      Lincoln National Corp.........            1,554,438
  15,000      Loews Corp....................            1,473,750
  57,000      Marsh & McLennan Companies,
                Inc.........................            3,330,937
  55,000      MGIC Investment Corp..........            2,189,687
  89,175      Old Republic International
                Corp........................            2,006,438
 103,000      SAFECO Corp...................            4,422,562
  31,000      St. Paul Companies, Inc.......            1,077,250
  80,200      TIG Holdings, Inc.............            1,248,113
  50,000      Torchmark Corp................            1,765,625
  14,000      Transamerica Corp.............            1,617,000
                                                     ------------
                                                       26,571,524
                                                     ------------

              INTERNATIONAL OIL--4.6%
  50,000      Amoco Corp....................            3,018,750
 116,200      Occidental Petroleum Corp.....            1,960,875
  75,000      Phillips Petroleum Co.........            3,196,875
  50,000      Repsol S.A. (ADR).............            2,731,250
   3,700      Texaco, Inc...................              195,638
  65,000      YPF Sociedad Anonima (ADR)....            1,815,937
                                                     ------------
                                                       12,919,325
                                                     ------------

              MINING--1.0%
  55,500      Phelps Dodge Corp.............            2,823,562
                                                     ------------
              MISCELLANEOUS--1.1%
  82,900      Tenneco, Inc..................            2,823,782
  24,200      Usec, Inc.....................              335,775
                                                     ------------
                                                        3,159,557
                                                     ------------
              PAPER--1.3%
  41,999      International Paper Co........            1,882,080
  26,000      Union Camp Corp...............            1,755,000
                                                     ------------
                                                        3,637,080
                                                     ------------

              PETROLEUM SERVICES--0.7%
  40,000      Norsk Hydro A S..............            1,367,500
  25,600      Ultramar Diamond Shamrock....              620,800
                                                    ------------
                                                       1,988,300
                                                    ------------

              PLASTICS--0.2%
  42,200      Tupperware Corp..............              693,663
                                                    ------------

              POLLUTION CONTROL--1.4%
  39,961      Browning Ferris Industries,
                Inc........................            1,136,391
  58,349      Waste Management, Inc........            2,720,522
                                                    ------------
                                                       3,856,913
                                                    ------------

              RAILROADS & EQUIPMENT--1.6%
  14,000      CSX Corp.....................              581,000
 125,000      Norfolk Southern Corp........            3,960,937
                                                    ------------
                                                       4,541,937
                                                    ------------

              RETAIL TRADE--1.5%
  27,200      May Department Stores Co.....            1,642,200
  31,800      Penny (J.C.) Co., Inc........            1,490,625
  28,800      Sears, Roebuck & Co..........            1,224,000
                                                    ------------
                                                       4,356,825
                                                    ------------

              SOFTWARE--0.5%
  35,000      Computer Associates
                International, Inc.........            1,491,875
                                                    ------------

              STEEL--1.3%
  35,000      Nucor Corp...................            1,513,750
 100,100      USX-U.S. Steel Group, Inc....            2,302,300
                                                    ------------
                                                       3,816,050
                                                    ------------

              TELEPHONE--3.3%
  49,900      ALLTEL Corp..................            2,984,644
  49,300      AT&T Corp....................            3,709,825
  13,500      GTE Corp.....................              877,500
  31,692      SBC Communications, Inc......            1,699,483
                                                    ------------
                                                       9,271,452
                                                    ------------

              TIRES & RUBBER--0.5%
  65,000      Cooper Tire & Rubber Co......            1,328,438
                                                    ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
LARGE CAPITALIZATION VALUE PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

                                                                         VALUE
 SHARES                DESCRIPTION                                      (NOTE 1)
-------       ------------------------------                           ------------
              TOBACCO--3.6%
 193,000      Philip Morris Companies,
                Inc.........................                           $ 10,325,500
                                                                       ------------

              TOYS & AMUSEMENTS--0.5%
  60,000      Mattel, Inc...................                              1,368,750
                                                                       ------------

              TRUCKING & FREIGHT Forwarding--0.2%                           520,000
  20,000      Ryder System, Inc.............                           ------------


              TECHNOLOGY & SERVICES--1.4%
  80,000      Electronic Data Systems                                     4,020,000
                Corp........................                           ------------

              Total common stocks                                       280,403,186
                (cost $200,131,346).........                           ------------


              SHORT-TERM INVESTMENTS--0.3%
 956,726      Seven Seas Series Government
                Fund
                4.70%**, (cost $956,726)....                                956,726
                                                                       ------------
              TOTAL INVESTMENTS--99.2%
              (cost $201,088,072; Note 4)...                            281,359,912
              Other assets in excess of
                liabilities--0.8%...........                              2,127,723
                                                                       ------------
              NET ASSETS--100%..............                           $283,487,635
                                                                       ============

---------------
 *   Non-income producing.
**   Rate represents yield at purchase date.
ADR--American Depository Receipts.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

SMALL CAPITALIZATION GROWTH PORTFOLIO
Portfolio of Investments December 31, 1998

                                                                 VALUE
 SHARES                DESCRIPTION                              (NOTE 1)
-------         ----------------------------                    ------------
                LONG-TERM INVESTMENTS--96.5%

                COMMON STOCKS--96.5%

                AEROSPACE--0.6%
    17,200      Gulfstream Aerospace Corp....                   $    915,900
                                                                ------------

                AIRLINES--1.0%
    12,100      America West Holdings
                  Corp.*.....................                        205,700
    43,200      SkyWest, Inc.................                      1,412,100
                                                                ------------
                                                                   1,617,800
                                                                ------------

                APPAREL & TEXTILES--3.6%
    34,600      Jones Apparel Group, Inc.*...                        763,363
    31,650      Mohawk Industries, Inc.*.....                      1,331,278
    14,900      Nautica Enterprises, Inc.*...                        223,500
    55,400      Tarrant Apparel Group........                      2,202,150
    34,000      The First Years, Inc.........                        537,625
    11,900      Tommy Hilfiger Corp.
                  (The)*.....................                        714,000
                                                                ------------
                                                                   5,771,916
                                                                ------------
                AUTO/TRUCK EQUIPMENT--1.1%
   136,400      Aftermarket Technology
                  Corp*......................                      1,074,150
    17,000      Arvin Industries, Inc........                        708,687
                                                                ------------
                                                                   1,782,837
                                                                ------------

                BANKS--0.4%
    24,300      Dime Community Bancshares....                        501,187
     8,700      FirstFed Financial Corp.*....                        155,513
                                                                ------------
                                                                     656,700
                                                                ------------

                BROADCASTING--3.9%
    72,494      Clear Channel Communications,
                  Inc.*......................                      3,950,923
    27,900      Echostar Communications
                  Corp.......................                      1,349,662
    44,700      Sinclair Broadcast Group,
                  Inc.*......................                        874,444
                                                                ------------
                                                                   6,175,029
                                                                ------------

                BUILDING PRODUCTS--0.8%
    47,700      Service Experts, Inc.*.......                      1,395,225
                                                                ------------

                BUSINESS SERVICES--12.9%
  24,600        ADVO, Inc....................                        648,825
 107,900        American Management Systems,
                  Inc.*......................                      4,316,000
  61,300        Billing Info Concepts
                  Corp.......................                        674,300
  32,900        BISYS Group, Inc. (The)*.....                      1,698,462
  38,100        Catalina Marketing Corp.*....                      2,605,087
 109,800        CCC Information Services
                  Group, Inc.*...............                      1,894,050
  20,900        INSpire Insurance Solutions,
                  Inc.*......................                        384,038
  14,000        Kronos, Inc..................                        620,375
  53,850        Labor Ready, Inc.*...........                      1,060,172
  29,700        On Assignment, Inc*..........                      1,024,650
  70,000        Quanta Services, Inc.*.......                      1,544,375
  11,400        Robert Half International,
                  Inc.*......................                        509,438
  31,700        Scientific Games Holdings
                  Corp.*.....................                        598,337
  62,500        Telespectrum Worldwide
                  Inc.*......................                        613,281
  40,300        UBICS, Inc.*.................                        216,613
  73,800        Zebra Technologies Corp.*....                      2,121,750
                                                                ------------
                                                                  20,529,753
                                                                ------------

                CHEMICALS--0.6%
   6,300        Minerals Technologies,
                  Inc........................                        257,906
   8,300        Waters Corp..................                        724,175
                                                                ------------
                                                                     982,081
                                                                ------------

                COMMERCIAL SERVICES--0.3%
  19,700        Ogden Corp...................                        493,731
                                                                ------------

                COMMUNICATION EQUIPMENT & SERVICES--3.0%
  63,200        Centennial Cellular Corp.*...                      2,591,200
  66,800        Tekelec*.....................                      1,106,375
  29,700        Xircom, Inc..................                      1,009,800
                                                                ------------
                                                                   4,707,375
                                                                ------------

                COMPUTERS & BUSINESS EQUIPMENT--8.6%
 228,077        Artesyn Technologies, Inc....                      3,193,078
  89,900        Black Box Corp.*.............                      3,404,962
  57,800        Computer Network
                  Technology.................                        722,500
  26,400        Cybex Computer Products
                  Corp.*.....................                        775,500
  52,400        InterVoice, Inc..............                      1,807,800
  89,800        Mastech Corp.*...............                      2,570,525
  52,800        Spyglass, Inc................                      1,161,600
                                                                ------------
                                                                  13,635,965
                                                                ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
SMALL CAPITALIZATION GROWTH PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

                                                                   VALUE
 SHARES                DESCRIPTION                                (NOTE 1)
----------      -----------------------------                   -------------
                CONSTRUCTION MATERIALS--0.9%
    17,800      Centex Construction Products,                   $
                  Inc........................                        723,125
    21,000      Granite Construction, Inc....                        704,812
                                                                ------------
                                                                   1,427,937
                                                                ------------
                DRUGS & HEALTHCARE--6.8%
    28,200      Allegiance Corp..............                      1,314,825
    21,400      Alpharma Inc.................                        755,688
    35,767      Cardinal Health, Inc.........                      2,713,821
    40,500      First Commonwealth, Inc.*....                        536,625
     9,500      IMPATH, Inc.*................                        251,750
     8,200      Pacificare Health Systems....                        651,900
    13,300      Pediatrix Medical Group,
                  Inc........................                        797,169
    38,400      Resmed, Inc..................                      1,742,400
    28,000      Roberts Pharmaceutical
                  Corp.......................                        609,000
    42,000      Sunquest Information Systems,
                  Inc.*......................                        593,250
    24,200      Trigon Healthcare, Inc.......                        902,962
                                                                ------------
                                                                  10,869,390
                                                                ------------

                EDUCATIONAL SERVICES--4.3%
   134,900      Apollo Group, Inc.*..........                      4,569,737
    63,200      Strayer Education, Inc.*.....                      2,227,800
                                                                ------------
                                                                   6,797,537
                                                                ------------
                ELECTRONICS--1.6%
    13,600      Anaren Microwave, Inc.*......                        287,300
    24,900      Cree Research, Inc.*.........                      1,192,087
    30,700      DSP Group, Inc.*.............                        640,863
    25,500      Tollgrade Communications,
                  Inc........................                        490,875
                                                                ------------
                                                                   2,611,125
                                                                ------------
                ENERGY--0.5%
    24,200      Noble Affiliates, Inc........                        595,925
    16,900      Nuevo Energy Co.*............                        194,350
                                                                ------------
                                                                     790,275
                                                                ------------

                FINANCIAL SERVICES--5.8%
    36,400      AmeriCredit Corp.*...........                        502,775
    58,800      CMAC Investment Corp.........                      2,701,125
    40,600      Eaton Vance Corp.............                        847,525
    47,000      Enhance Financial Services
                  Group, Inc.................                      1,410,000
    58,100      Federated Investors, Inc.....                     $  1,053,062
    54,700      Homegold Financial, Inc......                           27,350
    14,000      Metris Companies, Inc........                          704,375
    92,200      Right Management Consultants,
                  Inc.*......................                        1,359,950
    85,300      Unicapital Corp.*............                          629,088
                                                                  ------------
                                                                     9,235,250
                                                                  ------------

                FOOD & BEVERAGES--0.5%
    13,800      Canandaigua Brands, Inc.*....                          797,813
                                                                  ------------

                Homebuilders--2.2%
    32,800      Lennar Corp..................                          828,200
    27,700      Pulte Corp...................                          770,406
    31,100      Ryland Group, Inc.*..........                          898,013
    64,575      Watsco, Inc..................                        1,081,631
                                                                  ------------
                                                                     3,578,250
                                                                  ------------

                HOME FURNISHINGS--0.5%
     8,200      Ethan Allen Interiors,
                  Inc........................                          336,200
    24,000      Stanley Furniture Company,
                  Inc.*......................                          438,000
                                                                  ------------
                                                                       774,200
                                                                  ------------

                HOUSEHOLD PRODUCTS--0.4%
    78,300      WMS Industries, Inc..........                          577,463
                                                                  ------------

                INDUSTRIAL MACHINERY--1.8%
    13,000      Briggs & Stratton Corp.......                          648,375
    21,800      Manitowoc Co., Inc.(The).....                          967,375
   104,800      PPT Vision, Inc*.............                          524,000
    15,800      York International Corp......                          644,837
                                                                  ------------
                                                                     2,784,587
                                                                  ------------

                INSURANCE--2.6%
    18,400      Amerin Corp.*................                          434,700
    26,950      Fidelity National Financial,
                  Inc........................                          821,975
    22,800      First American Financial
                  Corp.......................                          732,450
    19,588      MBIA, Inc....................                        1,284,238
     4,700      Mutual Risk Management,
                  Ltd........................                          183,888
    12,500      Stewart Information Services
                  Corp.......................                          725,000
                                                                  ------------
                                                                     4,182,251
                                                                  ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                                     VALUE
 SHARES                DESCRIPTION                  (NOTE 1)
----------      -----------------------------       ------------
                MANUFACTURING--0.9%
    34,900      Aptargroup, Inc..............       $    979,381
    93,100      Flanders Corp.*..............            378,219
                                                    ------------
                                                       1,357,600
                                                    ------------

                MEDIA--2.2%
   190,366      Nielsen Media Research,
                  Inc........................          3,426,588
                                                    ------------

                MEDICAL & DENTAL SUPPLIES--7.9%
   113,100      Mentor Corp..................          2,650,781
    32,200      Patterson Dental Co.*........          1,400,700
    31,900      Perclose, Inc.*..............          1,056,688
   152,800      Respironics, Inc.*...........          3,060,775
    53,600      Safeskin Corp.*..............          1,293,100
    13,200      VISX, Inc.*..................          1,154,175
    61,950      Xomed Surgical Products,
                  Inc.*......................          1,982,400
                                                    ------------
                                                      12,598,619
                                                    ------------
                MISCELLANEOUS--0.3%
    42,000      JLK Direct Distribution,
                  Inc........................            427,875
                                                    ------------

                OFFICE EQUIPMENT & SERVICES--1.3%
    50,800      Miller (Herman), Inc.........          1,365,250
    27,400      United Stationers, Inc.*.....            712,400
                                                    ------------
                                                       2,077,650
                                                    ------------

                OIL FIELD/EQUIPMENT & SERVICES--1.2%
    23,900      Gerber Scientific, Inc.......            569,119
    80,100      Petroleum Geo-Services ASA
                  (ADR)*.....................          1,261,575
                                                    ------------
                                                       1,830,694
                                                    ------------

                POLLUTION CONTROL EQUIPMENT &
                  SERVICES--0.3%
    24,800      Superior Services, Inc.*.....            497,550
                                                    ------------

                PRINTING & PUBLISHING--1.7%
     8,300      Banta Corp...................            227,213
    48,300      Valassis Communications,
                  Inc.*......................          2,493,487
                                                    ------------
                                                       2,720,700
                                                    ------------


                PUBLISHING--0.9%
    16,000      Houghton Mifflin Co..........            756,000
    45,900      Ziff Davis Incorporated*.....            725,794
                                                    ------------
                                                       1,481,794
                                                    ------------

                RESTAURANTS--0.5%
    37,000      Foodmaker, Inc*..............            816,313
                                                    ------------

                RETAIL TRADE--5.7%
    10,800      American Eagle Outfitters,
                  Inc.*......................            719,550
    35,000      Ames Department Stores,
                  Inc.*......................            945,000
    39,600      Barnett, Inc.*...............            544,500
    20,100      Best Buy Co., Inc............          1,233,637
    25,900      Intimate Brands, Inc.........            773,763
    53,500      Lithia Motors, Inc.*.........            882,750
    53,700      MSC Industrial Direct,
                  Inc........................          1,214,962
    49,500      Musicland Stores Corp.*......            739,406
    30,100      Ross Stores, Inc.............          1,185,188
    42,300      Trans World Entertainment
                  Corp.*.....................            806,344
                                                    ------------
                                                       9,045,100
                                                    ------------

                SEMICONDUCTORS & EQUIPMENT--0.8%
    28,400      Vitesse Semiconductor
                  Corp.*.....................          1,295,750
                                                    ------------

                SOFTWARE--4.6%
    16,350      Citrix Systems, Inc.*........          1,586,972
     5,000      Henry Jack & Associates,
                  Inc........................            248,750
    25,700      IMRglobal Corp...............            756,544
    39,800      Keane, Inc.*.................          1,589,512
    28,800      Siebel Systems Inc.*.........            977,400
    30,300      The Learning Company,
                  Inc.*......................            785,906
    43,600      Timberline Software Corp.....            599,500
    15,000      Transaction Systems
                  Architects, Inc.*..........            750,000
                                                    ------------
                                                       7,294,584
                                                    ------------

                TELECOMMUNICATION--0.6%
    23,600      International Telecomm.
                  Systems, Inc.*.............            348,100
    30,300      Skytel Communications,
                  Inc.*......................            670,388
                                                    ------------
                                                       1,018,488
                                                    ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
SMALL CAPITALIZATION GROWTH PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

                                                  VALUE
 SHARES                DESCRIPTION               (NOTE 1)
-------         -----------------------------  ------------
                TRANSPORTATION--2.4%
    84,300      Coach USA, Inc.*.............  $  2,924,156
    23,300      Navistar International
                  Corp.*.....................       664,050
     4,500      XTRA Corp....................       186,188
                                               ------------
                                                  3,774,394
                                               ------------

                TRUCKING & FREIGHT--0.5%
    16,200      Hertz Corp...................       739,125
                                               ------------
                Total common stocks
                  (cost $118,802,226)........   153,493,214
                                               ------------

                SHORT-TERM INVESTMENTS--4.4%

                OTHER--2.2%
   456,000      Seven Seas Money Market Fund
                  4.89%**....................       455,817
 3,073,000      Seven Seas Series Government
                  Fund
                  4.69%**....................     3,072,950
                                               ------------
                Total other
                  (cost $3,528,767)..........     3,528,767
                                               ------------
Principal
  Amount
  (000)         COMMERCIAL PAPER--2.2%
----------
$    3,507      Northern States Power. Co.,
                  5.05%, 1/4/99
                  (cost $3,505,524)..........     3,505,524
                                               ------------
                Total short-term investments
                  (cost $7,034,291)..........     7,034,291
                                               ------------
                TOTAL INVESTMENTS--100.9%
                (cost $125,836,517; Note
                  4).........................   160,527,505
                Liabilities in excess of
                  other
                  assets--(0.9%).............    (1,545,069)
                                               ------------
                NET ASSETS--100%.............  $158,982,436
                                               ============

------------------
 *   Non-income producing security.
**   Rate represents yield at purchase date.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

SMALL CAPITALIZATION VALUE PORTFOLIO
Portfolio of Investments December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
 ------                -----------             --------
              LONG-TERM INVESTMENTS--98.4%
              Common Stocks--98.4%

              AEROSPACE--0.1%
   7,000      Aeroquip-Vickers, Inc.........  $    209,562
                                              ------------

              APPAREL & TEXTILES--1.6%
     137      Albany International Corp.,
                Cl. A.......................         2,595
  57,100      Culp, Inc.....................       449,662
  48,200      Oakley, Inc.*.................       454,887
  51,000      Stride Rite Corp..............       446,250
  15,000      Unifi, Inc....................       293,438
  20,100      Unitog Co.....................       577,875
                                              ------------
                                                 2,224,707
                                              ------------
              AUTO RELATED--3.0%
  21,800      Borg-Warner Automotive,
                Inc.........................     1,216,712
  35,600      Budget Group, Inc.*...........       565,150
  29,800      Modine Manufacturing Co.......     1,080,250
  49,648      Myers Industries, Inc.........     1,421,174
                                              ------------
                                                 4,283,286
                                              ------------

              AUTOMOBILES--1.2%
  13,100      Dura Automotive Systems,
                Inc.*.......................       447,037
  49,700      Tower Automotive, Inc.*.......     1,239,394
                                              ------------
                                                 1,686,431
                                              ------------

              BANKS--4.9%
  16,100      Bank United Corp..............       631,925
  17,000      First American Corp...........       754,375
  37,000      Firstmerit Corp...............       994,375
  29,213      HUBCO, Inc....................       880,042
  45,000      Independent Bank Corp. -
                Mass........................       781,875
  35,750      People's Bank.................       987,594
  22,000      Southwest Bancorporation of          393,250
                Texas, Inc.*................
  10,700      Staten Islands Bancorp,
                Inc.........................       213,331
  35,550      Susquehanna Bancshares,
                Inc........................        727,664
  42,400      The Colonial BancGroup,
                Inc........................        508,800
                                              ------------
                                                 6,873,231
                                              ------------

              BROADCASTING--0.5%
  11,900      NTL, Inc.....................       671,606
                                             ------------

              BUILDING & CONSTRUCTION--3.3%
  47,300      Apogee Enterprises, Inc......       532,125
  33,000      Carlisle Co., Inc............     1,703,625
  18,900      Hughes Supply, Inc...........       552,825
  21,800      Jacobs Engineering Group,
                Inc.*......................       888,350
  16,500      Martin Marietta Materials,
                Inc........................     1,026,094
                                             ------------
                                                4,703,019
                                             ------------

              BUSINESS SERVICES--0.9%
  70,600      Bowne & Co., Inc.............     1,261,975
                                             ------------

              CHEMICALS--4.1%
  36,600      Cambrex Corp.................       878,400
  28,250      Ferro Corp...................       734,500
  10,500      Fuller (H.B.) Co.............       505,313
  33,050      Learonal, Inc................     1,119,569
  64,600      M.A. Hanna Co................       795,387
  57,662      RPM, Inc.....................       922,592
  37,400      Schulman (A.), Inc...........       848,512
                                             ------------
                                                5,804,273
                                             ------------

              COMMUNICATION--0.9%
  72,200      Allen Telecom, Inc.*.........       482,837
  32,700      Vanguard Cellular System,
                Inc.*......................       844,069
                                             ------------
                                                1,326,906
                                             ------------

              COMPUTERS & BUSINESS EQUIPMENT--1.5%
  54,600      MTS Systems Corp.............       737,100
  61,500      Planar Systems, Inc.*........       418,969
  32,800      Wang Laboratories, Inc.*.....       910,200
                                             ------------
                                                2,066,269
                                             ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
SMALL CAPITALIZATION VALUE PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
 ------                -----------             --------
              CONSTRUCTION & MINING EQUIPMENT--0.6%
  50,700      JLG Industries, Inc...........  $    792,188
                                              ------------

              CONSTRUCTION MATERIALS--0.3%
  13,200      Lone Star Industries, Inc.....       485,925
                                              ------------

              DIVERSIFIED INDUSTRIALS--2.8%
  35,500      Applied Power, Inc............     1,340,125
  25,200      Brady (W.H.) Co...............       678,825
  41,400      Teleflex, Inc.................     1,888,875
                                              ------------
                                                 3,907,825
                                              ------------
              DRUGS & HEALTHCARE--5.2%
   7,900      ADAC Laboratories*............       157,753
  53,300      Apria Healthcare Group,
                Inc.*.......................       476,369
  25,500      Arrow International, Inc......       800,062
  15,800      Beckman Coulter, Inc..........       857,150
  21,700      Integrated Health Services,
                Inc.........................       306,512
  35,000      Invacare Corp.................       840,000
 103,100      Perrigo Co.*..................       908,569
  45,100      Sun Healthcare Group, Inc.*...       295,969
  49,500      Sunrise Medical, Inc.*........       615,656
  21,100      Vital Signs, Inc..............       369,250
  50,500      West Co., Inc.................     1,802,219
                                              ------------
                                                 7,429,509
                                              ------------

              ELECTRIC UTILITIES--1.2%
  31,200      Calpine Corp.*................       787,800
  23,000      Sierra Pacific Resources......       874,000
                                              ------------
                                                 1,661,800
                                              ------------

              ELECTRICAL EQUIPMENT--3.1%
  64,100      Anixter International,
                Inc.*.......................     1,302,031
  27,900      Belden, Inc...................       591,131
  20,800      Oak Industries, Inc.*.........       728,000
  34,200      Technitrol, Inc...............     1,090,125
  51,500      Woodhead Industries, Inc......       669,500
                                              ------------
                                                 4,380,787
                                              ------------

              ELECTRONICS--7.9%
  29,800      Bell & Howell Co.*............     1,126,812
  39,800      Credence Systems Corp.*.......       736,300
  27,700      Dallas Semiconductor Corp....      1,128,775
  12,950      Dynatech Corp.*..............         35,613
  18,000      Electro Scientific
                Industries, Inc.*..........        815,625
  22,400      Electronics for Imaging,
                Inc.*......................        900,200
  42,400      Esterline Technologies
                Corp.*.....................        922,200
  20,100      Harman International
                Industries, Inc............        766,313
  66,400      Kemet Corp.*.................        747,000
  21,700      Lam Research Corp.*..........        386,531
  17,400      Lattice Semiconductor
                Corp.*.....................        798,769
  56,050      Methode Eletronics, Inc......        875,781
  16,950      Nichols Research Corp.*......        353,831
  87,800      Pioneer Standard Electronics,
                Inc........................        823,125
  67,200      VLSI Technology, Inc.*.......        735,000
                                              ------------
                                                11,151,875
                                             ------------

              FOOD - SERVICE/LODGING--1.5%
  31,700      Luby's Cafeterias, Inc.......        489,369
  64,000      Marcus Corp..................      1,040,000
  23,400      Sbarro, Inc..................        612,787
                                              ------------
                                                 2,142,156
                                              ------------

              FOODS--3.2%
  24,800      American Italian Pasta
                Co.*.......................        654,100
   3,800      Aurora Foods, Inc.*..........         75,287
   7,200      International Multifoods
                Corp.......................        185,850
  24,150      Lancaster Colony Corp........        775,819
  16,100      Lance, Inc...................        320,994
  17,500      Ralcorp Holdings, Inc.*......        319,375
  53,200      Universal Foods Corp.........      1,459,675
  32,500      Vlasic Foods International,
                Inc.*......................        773,906
                                              ------------
                                                 4,565,006
                                              ------------

              GAS & PIPELINE UTILITIES--1.8%
  17,200      KN Energy, Inc...............        625,650
  21,600      National Fuel Gas Co.........        976,050
  45,100      Wicor, Inc...................        983,744
                                              ------------
                                                 2,585,444
                                              ------------

              HOMEBUILDERS--1.3%
  12,400      Kaufman & Broad Home Corp....        356,500
  35,400      Toll Brothers, Inc.*.........        798,712
  47,900      Walter Industries, Inc.*.....        733,469
                                              ------------
                                                 1,888,681
                                              ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
 ------                -----------             --------
              HOSPITAL SUPPLIES & SERVICES--1.6%
  47,100      Magellan Health Services,
                Inc.*.......................  $    394,462
  88,650      Sierra Health Services,
                Inc.*.......................     1,867,191
                                              ------------
                                                 2,261,653
                                              ------------

              HOTELS & RESTAURANTS--1.2%
  53,400      Lone Star Steakhouse & Saloon,
                Inc.*.......................       490,613
  42,900      Prime Hospitality Corp.*......       453,131
  60,400      Ryan's Family Steak Houses,
                Inc.*.......................       747,450
                                              ------------
                                                 1,691,194
                                              ------------
              HOUSEHOLD APPLIANCES & HOME
                FURNISHINGS--2.2%
  24,000      Bassett Furniture Industries,
                Inc.........................       579,000
  40,900      Chromcraft Revington, Inc.*...       677,406
  44,700      Furniture Brands
                International, Inc.*........     1,218,075
  22,100      Libbey, Inc...................       639,519
                                              ------------
                                                 3,114,000
                                              ------------

              INDUSTRIAL & MACHINERY--8.1%
  21,100      Briggs & Stratton Corp........     1,052,362
  39,225      Crane Co......................     1,184,105
  41,500      First Brands Corp.............     1,636,656
  29,300      Graco, Inc....................       864,350
  12,000      Hussmann International,
                Inc.........................       232,500
  41,600      MagneTek, Inc.*...............       481,000
  63,809      Mark IV Industries, Inc.......       829,517
  22,500      OmniQuip International,
                Inc.........................       337,500
  32,700      Polaris Industries, Inc.......     1,281,431
  50,200      Regal-Beloit Corp.............     1,154,600
  36,900      Scotsman Industries, Inc......       758,756
  26,400      Standex International Corp....       693,000
  39,900      Watts Industries, Inc., Cl.
                A...........................       663,338
  27,800      Wyman-Gordon Co.*.............       284,950
                                              ------------
                                                11,454,065
                                              ------------
              INSURANCE--8.2%
  46,300      Amerin Corp.*.................     1,093,837
  12,900      Arthur J. Gallagher & Co......       569,213
  19,200      Blanch (E.W.) Holdings,
                Inc.........................       910,800
   7,628      Delphi Financial Group, Inc.,
                Cl. A*......................       399,993
  31,200      Enhance Financial Services
                Group, Inc..................       936,000
   7,600      Executive Risk, Inc..........        417,525
  31,490      Frontier Insurance Group,
                Inc........................        405,434
  34,700      HCC Insurance Holdings,
                Inc........................        611,587
  65,100      Horace Mann Educators
                Corp.......................      1,855,350
  37,700      NAC Re Corp..................      1,769,544
   3,400      Orion Capital Corp...........        135,363
  25,000      Poe & Brown, Inc.............        873,437
  33,200      Protective Life Corp.........      1,321,775
  27,000      Reliance Group Holdings,
                Inc........................        347,625
                                              ------------
                                                11,647,483
                                              ------------

              LEISURE AND RECREATION--0.0%
     200      K2, Inc......................          2,063
                                              ------------

              MANUFACTURING--2.6%
  31,800      ACX Technologies, Inc.*......        421,350
  30,625      Clarcor, Inc.................        612,500
  40,000      Flowserve Corp...............        662,500
  58,600      Lydall, Inc.*................        695,875
  20,350      Osmonics, Inc.*..............        171,703
  29,000      Roper Industries, Inc........        590,875
  36,500      Silicon Valley Group,
                Inc.*......................        465,375
                                              ------------
                                                 3,620,178
                                              ------------

              MISCELLANEOUS--1.4%
  36,800      Aptargroup, Inc..............      1,032,700
  36,365      Nielsen Media Research,
                Inc........................        654,570
  45,900      Unisource Worldwide, Inc.....        332,775
                                              ------------
                                                 2,020,045
                                              ------------

              OFFICE EQUIPMENT--0.4%
  23,800      Hon Industries, Inc..........        569,713
                                              ------------

              Oil & Gas--1.6%
  22,700      Devon Energy Corp............        696,606
  81,200      Helmerich & Payne, Inc.......      1,573,250
                                              ------------
                                                 2,269,856
                                              ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Small Capitalization Value Portfolio (cont'd)
Portfolio of Investments December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
 ------                -----------             --------
              OIL & GAS - PRODUCTION/
                          PIPELINE--1.1%
  31,900      Barrett Resources Corp.*......  $    765,600
  48,000      Snyder Oil Corp...............       639,000
  23,900      Tuboscope, Inc.*..............       194,188
                                              ------------
                                                 1,598,788
                                              ------------

              OIL-SUPPLIES & CONSTRUCTION--0.4%
  50,000      Newpark Resources, Inc.*......       340,625
  12,700      Tidewater, Inc................       294,481
                                              ------------
                                                   635,106
                                              ------------

              PAPER & RELATED PRODUCTS--0.9%
   5,200      Chesapeake Corp...............       191,750
  62,200      Wausau Paper Co...............     1,100,163
                                              ------------
                                                 1,291,913
                                              ------------
              PETROLEUM SERVICES--0.6%
  56,300      Varco International, Inc......       436,325
  43,000      Vintage Petroleum, Inc........       370,875
                                              ------------
                                                   807,200
                                              ------------
              PRINTING & PUBLISHING--3.6%
  36,350      American Business Products,
                Inc.........................       854,225
  82,450      Banta Corp....................     2,257,069
  28,800      Gibson Greetings, Inc.*.......       342,000
  36,400      Lee Enterprises, Inc..........     1,146,600
  17,900      World Color Press, Inc.*......       544,831
                                              ------------
                                                 5,144,725
                                              ------------
              PROFESSIONAL SERVICES--1.4%
  35,900      CDI Corp.*....................       724,731
  29,000      HSB Group, Inc................     1,190,813
                                              ------------
                                                 1,915,544
                                              ------------

              RAILROADS & EQUIPMENT--0.2%
  20,000      ABC Rail Products Corp.*......       243,750
                                              ------------

              REAL ESTATE INVESTMENT TRUST
              --3.1%
  39,700      Catellus Development Corp.*...       568,206
  17,500      Chateau Communities, Inc......       512,969
  30,000      Felcor Lodging Trust, Inc.....       691,875
  33,700      Glenborough Realty Trust,
                Inc.........................       686,637
   4,800      JDN Realty Corp...............       103,500
  22,200      Kilroy Realty Corp............       510,600
  28,600      Liberty Property Trust.......        704,275
  18,100      Mack California Realty
                Corp.......................        558,838
                                              ------------
                                                 4,336,900
                                              ------------

              RETAIL - APPAREL--1.3%
  27,300      Lands End, Inc...............        735,394
  19,400      Talbots, Inc.................        608,675
  16,800      Wet Seal, Inc., Cl. A*.......        507,150
                                              ------------
                                                 1,851,219
                                              ------------

              RETAIL - FOOD & DRUGS--1.4%
  34,300      General Nutrition Co.*.......        557,375
  59,100      Ruddick Corp.................      1,359,300
                                              ------------
                                                 1,916,675
                                              ------------

              RETAIL TRADE--1.1%
  21,900      Cole National Corp.*.........        375,038
  22,700      Eagle Hardware & Garden,
                Inc.*......................        737,750
  43,600      Pier 1 Imports, Inc..........        422,375
                                              ------------
                                                 1,535,163
                                              ------------

              SAVINGS AND LOAN--2.1%
  22,425      Astoria Financial Corp.......      1,025,944
  65,211      Sovereign Bancorp, Inc.......        929,257
  37,000      Webster Financial Corp.......      1,015,187
                                              ------------
                                                 2,970,388
                                              ------------

              TOYS & AMUSEMENTS--0.5%
  31,600      Russ Berrie & Co., Inc.......        742,600
                                              ------------

              TRUCKING & FREIGHT FORWARDING
              --2.5%
  32,200      Circle International Group,
                Inc........................        660,100
  17,500      CNF Transportation, Inc......        657,344
  37,600      Pittston BAX Group...........        418,300
  24,500      Pittston Brinks Group........        780,938
  57,000      Werner Enterprises, Inc......      1,008,187
                                              ------------
                                                 3,524,869
                                              ------------
              Total common stocks
                (cost $123,035,577)........    139,267,551
                                              ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                                 VALUE
  UNITS                DESCRIPTION              (NOTE 1)
  -----                -----------              --------
              WARRANT*--0.0%
  33,910      Wilshire Technologies, Inc.
                expiring Nov. 28, 2002
                (cost $0)...................  $     10,614
                                              ------------
              Total long-term investments
                (cost $123,035,577).........   139,278,165
                                              ------------

              SHORT-TERM INVESTMENTS--2.0%

              OTHER--0.8%
1,215,896     Seven Seas Money Market Fund
                4.89%**
              (cost $1,215,896).............     1,215,896
                                              ------------

Principal
 Amount
 (000)        U.S. GOVERNMENT SECURITIES--1.2%
--------
              United States Treasury Bills,
$     50      3.87%, 4/8/99.................        49,417
      30      3.99%, 4/8/99.................        29,650
      55      4.10%, 4/8/99.................        54,358
     260      4.18%, 4/8/99.................       256,963
     185      4.28%, 4/8/99.................       182,838
      15      4.31%, 4/8/99.................        14,825
     335      4.33%, 4/8/99.................       331,082
     195      4.35%, 4/8/99.................       192,720
      55      4.36%, 4/8/99.................        54,357
     380      4.38%, 4/8/99.................       375,555
     115      4.46%, 4/8/99.................       113,654
                                              ------------
              Total U.S. government
                securities
                (cost $1,655,605)...........     1,655,419
                                              ------------
              Total short-term investments
                (cost $2,871,501)...........     2,871,315
                                              ------------
              TOTAL INVESTMENTS--100.4%
              (cost $125,907,078; Note 4)...   142,149,480
              Liabilities in excess of other
                assets--(0.4%)..............      (592,230)
                                              ------------
              NET ASSETS--100%..............  $141,557,250
                                              ============

---------------
 * Non-income producing security.
** Rate represents yield at purchase date.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
International Equity Portfolio
Portfolio of Investments December 31, 1998

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
  ------                -----------            --------
              LONG-TERM INVESTMENTS--98.4%
              Common Stocks--98.4%

              AUSTRALIA--2.2%
 414,622      Broken Hill Proprietary Co.,
                Ltd.........................  $  3,053,705
 360,500      Westpac Banking Corp..........     2,412,317
                                              ------------
                                                 5,466,022
                                              ------------

              DENMARK--1.3%
  34,600      Unidanmark Series A...........     3,126,031
                                              ------------

              FINLAND--1.2%
 222,600      Merita, Ltd., Series A........     1,405,711
  50,280      UPM Kymmene OYJ*..............     1,400,227
                                              ------------
                                                 2,805,938
                                              ------------

              FRANCE--15.8%
  27,830      Alcatel Alsthom (Cie
                Generale)...................     3,404,707
  31,170      Axa-UAP.......................     4,515,775
  54,860      Banque Nationale de Paris.....     4,515,574
  25,180      Cie De Saint Gobain...........     3,553,393
  44,100      Compagnie Generale des
                Etablissements Michelin,
                Series B....................     1,762,896
  29,420      Cie Generale des Eaux.........     7,629,941
  35,600      Elf Aquitaine S.A.............     4,113,325
 102,477      Rhone-Poulenc SA, Series A....     5,271,398
  18,200      Suez Lyonnaise des Eaux.......     3,737,006
                                              ------------
                                                38,504,015
                                              ------------
              GERMANY--10.5%
   9,212      Allianz A.G...................     3,377,254
  36,783      DaimlerChrysler A.G.*.........     3,630,628
 112,300      Hoechst A.G...................     4,656,144
  75,680      Metro A.G.....................     6,039,506
  57,000      Siemens A.G...................     3,676,647
   9,360      Thyssen A.G...................     1,735,975
   4,395      Viag A.G......................     2,576,452
                                              ------------
                                                25,692,606
                                              ------------

                HONG KONG--0.9%
    90,935      HSBC Holdings PLC...........     2,265,276
                                               -----------

                ITALY--6.1%
   558,300      Eni SpA.....................     3,646,702
   319,300      Instituto Bancario San Paolo
                  di Torino SpA.............     5,638,852
   877,800      Telecom Italia SpA..........     5,521,256
                                               -----------
                                                14,806,810
                                               -----------

                JAPAN--14.6%
   203,000      Asahi Breweries, Ltd........     2,989,783
       421      Japan Tobacco, Inc..........     4,208,138
   167,000      Matsushita Electric
                  Industrial Co., Ltd.......     2,952,968
    29,700      Nintendo Co., Ltd...........     2,876,736
       260      Nippon Telegraph & Telephone
                  Corp......................     2,005,484
   411,000      Nissan Motor Co., Ltd.......     1,257,904
        88      NTT Mobile Communication
                  Network, Inc..............     3,619,637
    98,000      Omron Corp..................     1,341,920
    53,100      Orix Corp...................     3,964,299
    47,840      Promise Co., Ltd............     2,488,273
   370,000      Ricoh Corp., Ltd............     3,410,349
    41,900      Sony Corp...................     3,050,305
   587,000      Sumitomo Trust & Banking
                  Co., Ltd..................     1,557,718
                                               -----------
                                                35,723,514
                                               -----------

                MALAYSIA--0.3%
   408,300      Genting Berhad..............       620,345
                                               -----------

                NETHERLANDS--3.7%
    77,500      Heineken N.V................     4,661,468
    20,300      ING Groep N.V...............     1,237,212
    45,450      Philips Electronics N.V.....     3,048,225
                                               -----------
                                                 8,946,905
                                               -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
  ------                -----------            --------
              SINGAPORE--0.9%
 342,000      United Overseas Bank, Ltd.....  $  2,195,760
                                              ------------

              SPAIN--5.9%
 184,400      Argentaria, Caja Postal y
                Banco
                Hipotecario de Espana,
                S.A.........................     4,768,294
 129,600      Endesa S.A....................     3,428,764
 142,545      Telefonica de Espana S.A......     6,328,870
                                              ------------
                                                14,525,928
                                              ------------
              SWEDEN--7.2%
 240,300      ABB AB, Series A..............     2,558,334
 224,833      Astra AB, Series B............     4,565,952
 194,100      Electrolux AB, Series B.......     3,332,630
 205,900      Nordbanken Holding AB.........     1,317,792
  90,600      Svenska Handelsbanken, Series
                A...........................     3,813,657
  87,000      Volvo AB, Series B............     1,991,680
                                              ------------
                                                17,580,045
                                              ------------

              SWITZERLAND--6.2%
   1,286      Nestle S.A....................     2,799,112
     248      Roche Holdings A.G............     3,025,755
   1,730      The Swatch Group A.G. Series
                B...........................     1,070,467
   1,416      Societe Generale de
                Surveillance
                Holding S.A.................     1,386,416
   9,420      Zurich
               Versicherungs-Gesellschaft...     6,973,968
                                              ------------
                                                15,255,718
                                              ------------

              UNITED KINGDOM--21.6%
 162,000      Allied Zurich PLC.............     2,434,441
 734,428      British Aerospace PLC.........     6,259,538
 394,400      British America Tobacco
                Industries PLC..............     3,472,869
 287,500      British Petroleum Co. PLC.....     4,279,781
 102,406      Cadbury Schweppes PLC.........     1,752,420
 336,999      Diageo PLC....................     3,737,279
 206,740      EMI Group PLC.................     1,384,220
   220,700      Granada Group PLC...........   $ 3,868,392
   248,900      Great Universal Stores
                  PLC.......................     2,625,876
   310,438      Imperial Chemical Industries
                  PLC.......................     2,689,706
   448,000      Mirror Group PLC............     1,118,325
   244,000      National Westminster Bank
                  PLC.......................     4,722,712
   295,739      Prudential Corp. PLC........     4,511,359
   453,600      Royal & Sun Alliance
                  Insurance Group PLC.......     3,692,707
   819,800      Siebe PLC...................     3,221,178
   272,200      Unilever PLC................     3,061,628
                                               -----------
                                                52,832,431
                                               -----------
                Total long-term investments
                  (cost $191,248,598).......  $240,347,344
                                              ------------

                SHORT-TERM INVESTMENTS--1.7%
  Rights        Rights*--0.1%
----------
       143      Telefonica S.A.
                  expiring 1/30/99
                  (cost $0).................       126,377
                                               -----------

Principal
  Amount
  (000)         U.S. GOVERNMENT SECURITIES--1.6%
----------
$    4,035      United States Treasury
                  Bills,
                  Zero Coupon, 4/8/99
                  (cost $3,987,947).........     3,988,196
                                               -----------
                Total short-term investments
                  (cost $3,987,947).........     4,114,573
                                               -----------
                TOTAL INVESTMENTS--100.1%
                (cost $195,236,545; Note
                  4)........................   244,461,917
                Liabilities in excess of
                  other
                  assets--(0.1%)............      (171,107)
                                               -----------
                NET ASSETS--100%............  $244,290,810
                                              ============

------------------
* Non-income producing securities.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERNATIONAL EQUITY PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1998 was as follows:

Banking..........................................   13.1%
Insurance........................................   10.4
Telecommunications...............................    7.2
Food & Beverage..................................    5.4
Manufacturing....................................    4.9
Retail...........................................    4.6
Energy...........................................    4.5
Chemicals........................................    3.3
Utilities........................................    3.1
Automobiles......................................    2.8
Aerospace/Defense................................    2.6
Consumer Durable Goods...........................    2.6
Electrical Equipment.............................    2.5
Conglomerates....................................    2.3
Steel - Producers................................    1.9
Plantations......................................    1.9
Intergrated Oil..................................    1.8
Tobacco..........................................    1.7
U.S Government Securities........................    1.6
Leasing..........................................    1.6
Diversified Industries...........................    1.6
Technology.......................................    1.6
Oil & Gas Services...............................    1.5
Industrials......................................    1.5
Financial Services...............................    1.5
Office Equipment & Supplies......................    1.4
Natural Resources Sector.........................    1.3
Software.........................................    1.2
Pharmaceuticals..................................    1.2
Electronics......................................    1.2
Consumer Goods...................................    1.1
Engineering & Equipment..........................    1.0
Miscellaneous....................................    4.2
                                                   -----
                                                   100.1
Liabilities in excess of other assets............   (0.1)
                                                   -----
                                                   100.0%
                                                   =====

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

INTERNATIONAL BOND PORTFOLIO
Portfolio of Investments December 31, 1998

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
  -----                 -----------            --------
                LONG-TERM INVESTMENTS--88.2%
                AUSTRALIA--8.3%
                Commonwealth of Australia,
A$     500      7.00%, 4/15/00..............  $   315,277
                KFW Int'l. Finance,
     1,400      7.25%, 7/16/07..............      950,119
                New South Wales Treasury
                  Corp.,
     2,000      8.00%, 12/1/01..............    1,327,287
                                              -----------
                                                2,592,683
                                              -----------

                CANADA--12.4%
                Canadian Gov't. Bonds,
C$   1,300      7.50%, 12/1/03..............      949,591
     1,000      8.75%, 12/1/05..............      801,832
       500      10.25%, 3/15/14.............      505,365
                Deutsche Fin(Neth),
     1,500      7.00%, 1/7/04...............    1,053,974
                Province of Ontario,
       750      8.00%, 3/11/03..............      545,633
                                              -----------
                                                3,856,395
                                              -----------

                GERMANY--20.4%
                Austrian Gov't. Bonds,
 DM  1,000      7.25%, 5/3/07...............      726,029
                Finland Gov't. Bonds,
     2,000      5.50%, 2/9/01...............    1,226,449
                German Gov't. Bonds,
       600      6.00%, 1/5/06...............      408,436
     1,000      6.00%, 7/4/07...............      689,728
     1,000      6.25%, 1/4/24...............      728,729
                Halifax PLC,
     2,000      5.625%, 7/23/07.............    1,308,637
                Nordic Invest. Bank,
     2,000      4.875%, 3/1/01..............    1,235,331
                                              -----------
                                                6,323,339
                                              -----------
                NETHERLANDS--10.2%
                Dutch Gov't. Bonds,
 NLG 4,000      8.25%, 9/15/07..............    2,785,969
       500      7.50%, 1/15/23..............      370,868
                                              -----------
                                                3,156,837
                                              -----------
                NEW ZEALAND--11.2%
                Int'l. Bank Recon. & Dev.,
NZ$  2,500      7.25%, 5/27/03..............  $ 1,377,651
       750      5.375%, 11/6/03.............      386,760
                New Zealand Gov't. Bonds,
     1,250      8.00%, 11/15/06.............      762,997
     1,600      7.00%, 7/15/09..............      942,539
                                              -----------
                                                3,469,947
                                              -----------

                SWEDEN--14.5%
                Eksportfinans A/S,
 SEK 7,000      6.875%, 2/9/04..............      954,177
                Kingdom of Sweden,
     6,000      9.00%, 4/20/09..............    1,030,918
                Swedish Export Credit,
     6,000      6.50%, 6/5/01...............      779,096
                Swedish Gov't. Bonds,
     6,000      6.00%, 2/9/05...............      819,786
                Toyota Motor Credit,
     7,000      7.50%, 8/6/01...............      927,038
                                              -----------
                                                4,511,015
                                              -----------

                SWITZERLAND--3.1%
                Swiss Gov't. Bonds,
 CHF   600      4.50%, 7/8/02...............      476,523
       600      4.50%, 10/7/04..............      494,692
                                              -----------
                                                  971,215
                                              -----------

                UNITED STATES--8.1%
                U. S. Treasury Notes,
US$    922      3.625%, 7/15/02.............      914,626
     1,035      3.375%, 1/15/07.............    1,000,428
       609      3.625%, 1/15/08.............      597,428
                                              -----------
                                                2,512,482
                                              -----------
                Total long-term investments
                  (cost US$27,058,702)......   27,393,913
                                              -----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERNATIONAL BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
  -----                 -----------            --------
                SHORT-TERM INVESTMENTS--9.5%

                AUSTRALIA--5.0%
                Commonwealth of Australia,
A$   1,700      6.25%, 3/15/99..............  $ 1,044,856
                Queensland Treasury Corp.,
       800      8.00%, 7/14/99..............      498,560
                                              -----------
                                                1,543,416
                                              -----------

                CANADA--2.6%
                Canadian Gov't. Bonds,
C$   1,250      4.75%, 9/15/99..............      817,141
                                              -----------

                UNITED STATES--1.9%
US$    586      State Street Bank & Trust
                  Co.,
                  2.00%, dated 12/31/98, due
                  1/4/99 in the amount of
                  $586,130 (cost $586,000;
                  collateralized by $435,000
                  U.S. Treasury Bonds,
                  8.125%, 8/15/21,
                  approximate value of
                  collateral including ac-
                  crued interest is
                  $599,960).................      586,000
                                              -----------
                Total short-term Investments
                  (cost US$2,955,363).......    2,946,557
                                              -----------

                TOTAL INVESTMENTS--97.7%
                (cost US$30,014,065; Note
                  4)........................   30,340,470
                Other assets in excess of
                  liabilities--2.3%.........      701,451
                                              -----------
                Net Assets--100%............  $31,041,921
                                              ===========

------------------
Portfolio securities are classified according to the securities currency denomination.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

TOTAL RETURN BOND PORTFOLIO
Portfolio of Investments December 31, 1998

 MOODY'S    PRINCIPAL
 RATING      AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
-----------   -----          -----------           --------
                       LONG-TERM
                         INVESTMENTS--88.7%

                       Corporate Bonds--27.4%

                       AIRLINES--2.9%
                       Continental Airlines,
                         Inc.,
Ba2        $    600    9.50%, 12/15/01.........  $    630,000
                       United Airlines, Inc.,
Baa1          1,000    10.85%, 2/19/15.........     1,309,170
                                                 ------------
                                                    1,939,170
                                                 ------------

                       BANKING--5.8%
                       Asian Development Bank
AAA##           900    5.82%, 6/16/28..........       928,990
                       Gs Escrow Corporation
Ba1           1,300    6.75%, 8/1/01...........     1,282,057
                       Kansallis Osake Pankki,
                         (Finland),
A3              500    8.65%, 12/29/49.........       507,640
                       MBNA Bank, Inc.,
Baa1            100 ++ 5.58%, 8/7/01...........        97,590
Baa1          1,100    6.06%, 12/10/02.........     1,094,417
                                                 ------------
                                                    3,910,694
                                                 ------------

                       CABLE--1.2%
                       Tele-Communications,
                         Inc.,
Baa3            700 ++ 5.81%, 3/12/01..........       692,275
Baa3            100 ++ 5.99%, 2/2/00...........        99,559
                                                 ------------
                                                      791,834
                                                 ------------

                       CONSUMER GOODS--1.8%
                       Westpoint Stevens, Inc.,
Ba3           1,200    7.88%, 6/15/05..........     1,218,000
                                                 ------------

                       ENERGY--1.6%
                       Williams Cos., Inc.,
BBB-##        1,100    5.50%, 1/30/00..........    1,099,054
                                                 ------------
                       FINANCIAL SERVICES--6.8%
                       Goldman Sachs Group,
                         L.P.
A1            1,000    5.87%, 1/25/01..........       997,750
                       Lehman Brothers
                         Holdings, Inc.,
Baa1          1,000++  6.06%, 1/14/00..........       997,480
Baa1          1,100++  6.21%, 9/3/02...........     1,101,660
                       Money Store Trust, Inc.,
Aaa           1,200    6.21%, 3/15/12..........     1,201,974
                       PaineWebber Group, Inc.,
Baa1            250    6.75%, 2/1/06...........       253,193
                                                 ------------
                                                    4,552,057
                                                 ------------

                       HEALTH CARE--0.6%
                       Columbia/HCA Healthcare
                         Corp.,
Ba2             450    6.88%, 7/15/01..........       446,598
                                                 ------------

                       RAILROAD--1.8%
                       Union Pacific Railroad
                         Co.
NR            1,200    5.95%, 5/22/00..........     1,199,250
                                                 ------------

                       TOBACCO--1.5%
                       RJR Nabisco, Inc.,
Baa3          1,000    8.00%, 7/15/01..........     1,002,520
                                                 ------------

                       UTILITIES--3.4%
                       California Energy Co.,
                         Inc.,
Ba1           1,100    9.88%, 6/30/03..........     1,231,824
                       Niagara Mohawk Power
                         Corp.,
Ba3           1,000    6.88%, 3/1/01...........     1,023,810
                                                 ------------
                                                    2,255,634
                                                 ------------
                       Total corporate bonds
                         (cost $18,244,246)....    18,414,811
                                                 ------------

                       U.S. GOVERNMENT AGENCY MORTGAGE
                         BACKED SECURITIES--33.9%
                       Federal Home Loan
                         Mortgage Corp.,
                       6.00%, 5/15/28 -
              5,337      7/1/28................     5,135,388
                       6.50%, 9/15/18 -
              1,208      12/15/21..............       127,638
                       7.50%, 9/1/16 -
              6,435      10/1/27...............     6,622,263
                752    7.80%, 1/1/24...........       772,763
                 18    9.25%, 1/1/10...........        18,828

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
TOTAL RETURN BOND PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
-----------   -----          -----------           --------
                       U.S. GOVERNMENT AGENCY MORTGAGE
                         BACKED SECURITIES (CONT'D.)
                       Federal National
                         Mortgage Assn.,
           $  1,102    6.143%, 5/1/36..........  $  1,108,132
                712    6.64%, 3/1/26...........       721,390
              1,480    7.08%, 1/1/20...........     1,509,148
                       Government National
                         Mortgage Assn.,
              1,380    6.50%, 7/20/27..........     1,397,617
                       6.88%, 2/20/17 -
              2,204      2/20/26...............     2,236,052
                       7.00%, 7/20/22 -
              1,459      9/20/25...............     1,480,369
                379    7.38%, 6/20/23..........       385,244
                       7.50%, 8/15/25 -
              1,009      1/15/28...............     1,039,854
                       Resolution Trust Corp.,
                160    9.25%, 6/25/23..........       159,732
                                                 ------------
                       Total U.S. Government
                         agency
                         mortgage backed
                         securities
                         (cost $22,592,582)....    22,714,418
                                                 ------------
                       Collateralized Mortgage
                         Obligations--7.9%
                       American Housing Trust
                         1,
                         Senior Mortgage Pass
                         Through Certificate,
                         Series 1-5 Class A,
Aaa              16    8.63%, 8/25/18..........        16,687
                       Champion Home Loan
                         Equity, Series 1995,
                         Class A2-3,
Aaa             611    8.57%, 2/25/28..........       618,755
                       Countrywide
                         Collateralized
                         Mortgage Obligation,
Aa1             112    8.14%, 11/25/24.........       114,423
                       GMAC Commercial Mortgage
                         Security, Inc.,
Aa2             677    6.81%, 4/15/08..........       706,155
Baa2            500    7.15%, 3/15/11..........       494,177
                       Headlands Mortgage
                         Security Inc.,
                         Mortgage Certificate,
                         Series 1998-2, Class
                         A1,
AAA##          3,345   6.75%, 12/25/28.........     3,344,948
                                                 ------------
                       Total collateralized
                         mortgage obligations
                         (cost $5,273,259).....     5,295,145
                                                 ------------
                       U.S. GOVERNMENT SECURITIES--18.7%
                       UNITED STATES TREASURY
                         Notes,
                       3.625%, 7/15/02
              3,174      (TIPS)................     3,150,377
                       United States Treasury
                         Bonds,
                203    3.63%, 4/15/28 (TIPS)...       196,695
              1,700    6.00%, 2/15/26..........     1,854,326
              1,900    8.00%, 11/15/21.........     2,540,357
                400    8.125%, 8/15/19.........       534,188
              3,000    9.25%, 2/15/16..........     4,304,070
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $12,451,006)....    12,580,013
                                                 ------------

                       Foreign Government Bonds--0.8%
                       Republic of Argentina,
                       6.19%, 3/31/05
Ba3             592      (cost $547,170).......       500,409
                                                 ------------
                       Total long-term
                         investments
                         (cost $59,108,263)....    59,504,796
                                                 ------------

                       SHORT-TERM
                         INVESTMENTS--33.2%

                       CORPORATE BONDS--13.8%

                       Banking--3.4%
                       Capital One Bank,
Baa3          1,200    6.83%, 8/16/99..........     1,206,732
Baa3          1,100    7.20%, 7/19/99..........     1,102,376
                                                 ------------
                                                    2,309,108
                                                 ------------

                       ENTERTAINMENT--1.7%
                       Six Flags Entertainment
                         Corp.,
Baa2          1,200    Zero Coupon, 12/15/99...     1,139,496
                                                 ------------

                       FINANCIAL SERVICES--6.4%
                       AT&T Capital Corp.
Baa3          2,400++  5.96%, 2/16/99..........     2,400,456
                       Heller Financial, Inc.,
A3              800    6.25%, 1/15/99..........       800,168
A3            1,100    6.41%, 5/3/99...........     1,102,123
                                                 ------------
                                                    4,302,747
                                                 ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
-----------   -----          -----------           --------
                       TELECOMMUNICATIONS--1.5%
                       TCI Communications,
                         Inc.,
Baa3       $  1,000    7.25%, 6/15/99..........  $  1,008,300
                                                 ------------

                       UTILITIES--0.8%
                       El Paso Electric Co.,
Ba3             500    7.25%, 2/1/99...........       500,405
                                                 ------------
                       Total corporate bonds
                           (cost $9,244,426)...     9,260,056
                                                 ------------
                       U.S. GOVERNMENT AGENCY MORTGAGE
                         BACKED SECURITIES--15.6%
                       Federal Home Loan
                         Mortgage Corp.,
              8,800    6.00%, 12/1/99..........     8,692,728
                       Federal National
                         Mortgage Assn.,
               46.8 #  8.50%, 4/1/99...........            47
                       Government National
                         Mortgage Assn.,
              1,750    6.50%, 12/15/99.........     1,767,780
                                                 ------------
                       Total U.S. Government
                         agency mortgage backed
                         securities
                         (cost $10,432,517)....    10,460,555
                                                 ------------

                       U.S. GOVERNMENT SECURITIES--1.0%
                       United States Treasury
                         Bills,
                 60 +  4.03%, 3/4/99...........        59,559
                180 +  4.31%, 5/27/99..........       176,825
                 10 +  4.34%, 3/4/99...........         9,926
                220 +  4.38%, 3/4/99...........       218,378
                230 +  4.43%, 3/4/99...........       228,248
                                                 ------------
                       Total U.S. government securities
                       (cost $692,948).........       692,936
                                                 ------------

                       FOREIGN SECURITIES--1.6%
                       Petroleas Mexicano,
                       6.67%, 3/8/99
Ba2           1,100      (cost $1,091,690).....     1,083,500
                                                 ------------
                     Repurchase Agreement--1.2%
           $  774    State Street Bank & Trust Co.,
                     2.00%, dated 12/31/98
                       due 1/4/99 in the
                       amount of $774,172
                       (cost $774,000,
                       collateralized by
                       $580,000 U.S.
                       Treasury Notes,
                       8.125%, 8/15/19,
                       value of collateral
                       including accrued
                       interest is
                       $790,703)............       774,000
                                              ------------
                     Total short-term
                       investments
                       (cost $22,235,581)...    22,271,047
                                              ------------

                     Total Investments, Before Outstanding
                       Options Written--121.9%
                     (cost $81,343,844; Note
                       4)...................    81,775,843
                                              ------------
                     OUTSTANDING CALL OPTIONS
         Contracts   WRITTEN*
         ---------
                7    United States Treasury
                       Bond Futures, 8.00%
                       3/22/99
                       expiring 2/19/99
                       @$138.00.............          (656)

                     OUTSTANDING PUT OPTIONS
                       WRITTEN*
                4    United States Treasury
                       Bond Futures, 8.00%
                       3/22/99
                     expiring 2/19/99
                       @$120.00.............          (688)
                4    United States Treasury
                       Bond Futures, 8.00%
                       3/22/99
                     expiring 2/19/99
                       @$122.00.............        (1,250)
                                              ------------
                     Total outstanding
                       options written
                       (premium received
                       $2,872)..............        (2,594)
                                              ------------

                     TOTAL INVESTMENTS, NET OF OUTSTANDING
                       OPTIONS WRITTEN--121.9%
                     (cost $81,340,972).....    81,773,249
                     Other liabilities in
                       excess of
                       other
                       assets--(21.9%)......   (14,695,087)
                                              ------------
                     NET ASSETS--100%.......  $ 67,078,162
                                              ============

---------------
 * Non-income producing securities.
 + Pledged as initial margin on financial futures
   contracts.
++ Rate shown reflects current rate on variable rate
   instrument.
 # Figures are actual and not rounded to the nearest
   thousand.
## Standard & Poor's Rating.
(TIPS)--Treasury inflation protection securities.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Intermediate-Term Bond Portfolio
Portfolio of Investments December 31, 1998

 MOODY'S    PRINCIPAL
 RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)         DESCRIPTION           (NOTE 1)
-----------   -----         -----------           --------
                     LONG-TERM
                       INVESTMENTS--93.1%

                     CORPORATE BONDS--32.2%
                     AIRLINES--1.8%
                     United Airlines, Inc.,
Baa1    $  1,500     10.85%, 2/19/15.......... $  1,963,755
                                               ------------

                     BANKING--4.2%
                     MBNA America Bank,
Baa1       1,000     5.54%, 4/13/00...........      989,430
Baa1       2,000     5.62%, 12/10/02..........    1,989,850
                     Sumitomo Trust & Banking
                       Co., Ltd.,
Baa1       1,500     9.40%, 12/29/49..........    1,427,603
                                               ------------
                                                  4,406,883
                                               ------------
                     FINANCIAL SERVICES--7.0%
                     Goldman Sachs Group,
                       L.P.,
A1##       1,900     5.38%, 1/25/01...........    1,895,725
                     Lehman Brothers Holdings,
                       Inc.,
Baa1       2,000     5.96%, 1/14/00...........    1,994,960
A##        1,500     5.58%, 9/3/02............    1,502,263
                     PaineWebber Group, Inc.,
Baa1       2,000     5.82%, 11/27/00..........    2,003,100
                                               ------------
                                                  7,396,048
                                               ------------

                     INDUSTRIALS--8.5%
                     Cox Communications, Inc.,
Baa2         300     6.15%, 8/1/03............      305,553
                     GS Escrow Corp.,
Ba1          600     6.75%, 8/1/01............      591,719
                     TCI Communications, Inc.,
Baa3         400     5.82%, 3/12/01...........      395,586
Baa3       1,800     6.46%, 3/6/00............    1,822,626
                     Union Pacific Corp.,
NR         2,000     5.95%, 5/22/00...........    1,998,750
                     Westpoint Stevens, Inc.,
NR         1,800     7.88%, 6/15/05...........    1,827,000
                     Williams Companies, Inc.,
Baa        2,000     5.50%, 1/30/00...........    1,998,280
                                               ------------
                                                  8,939,514
                                               ------------
                     TOBACCO--1.8%
                     RJR Nabisco, Inc.,
Baa3        1,250    8.00%, 7/15/01...........     1,253,150
Baa3          600    8.63%, 12/1/02...........       609,576
                                                ------------
                                                   1,862,726
                                                ------------

                     UTILITIES--8.9%
                     California Energy Co.,
                       Inc.,
Ba1         2,000    9.88%, 6/30/03...........     2,239,680
                     Niagara Mohawk Power
                       Corp.,
Ba3         2,000    6.88%, 3/1/01............     2,047,620
                     Texas Utilities Co.,
Baa         3,000    5.94%, 10/15/01..........     3,017,490
Baa3        2,000    6.50%, 8/16/02...........     2,050,748
                                                ------------
                                                   9,355,538
                                                ------------
                     Total corporate bonds
                       (cost $33,731,738).....    33,924,464
                                                ------------

                     U.S. GOVERNMENT AGENCY MORTGAGE
                       BACKED SECURITIES--34.7%
                     Federal Home Loan
                       Mortgage Corp.,
           17,546    6.00%, 4/1/24 - 7/1/28...    17,529,144
                     6.50%, 9/15/18 -
            2,001      12/15/21...............       211,727
            5,970    7.50%, 4/1/25 - 9/1/28...     6,200,875
               90    9.25%, 1/1/10............        95,081
                     Federal National Mortgage
                       Assn.,
              159    6.20%, 12/1/30...........       159,848
            1,800    6.15%, 12/1/29...........     1,810,687
            1,425    6.64%, 3/1/26............     1,442,780
              700    7.00%, 8/1/24............       710,507
            1,056    7.76%, 7/1/25............     1,072,077
                     Government National
                       Mortgage Assn.,
                     6.88%, 5/20/23 -
            3,332      2/20/26................     3,380,407
              906    7.00%, 10/20/24..........       918,310
              758    6.88%, 6/20/23...........       770,487
                     Resolution Trust Corp.,
              321    9.25%, 6/25/23...........       319,468

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

 MOODY'S     PRINCIPAL
 RATING       AMOUNT                                VALUE
(UNAUDITED)   (000)         DESCRIPTION           (NOTE 1)
-----------   -----         -----------           --------
                     U.S. GOVERNMENT AGENCY MORTGAGE
                       BACKED SECURITIES--(CONT'D.)
                     Student Loan Marketing
                       Assn., Student Loan
                       Trust
        $  1,895     5.54%, 4/25/07........... $  1,874,869
                                               ------------
                     Total U.S. Government
                       agency mortgage
                       backed securities
                       (cost $36,622,047).....   36,496,267
                                               ------------

                     COLLATERALIZED MORTGAGE
                       OBLIGATIONS--10.3%
                     Champion Home Loan
                       Equity, Series 1995,
                       Class A2-3,
AAA##        917     8.31%, 2/25/28...........    935,948
                     Countrywide
                       Collateralized
                       Mortgage Obligation,
Aa1          112     8.14%, 11/25/24..........      114,422
                     Federal National Mortgage
                       Association Guaranteed,
             633     6.00%, 12/25/08..........      630,190
                     Federal National Mortgage
                       Association Guaranteed
                       Certificate, Remic
                       Trust 1997-1, Class A,
             459     6.50%, 2/18/04...........      458,618
                     Government National
                       Mortgage Assn., Remic
                       Trust 1995- 2, Class
                       Kq,
           3,000     8.50%, 3/20/25...........    3,163,359
                     Residential Accredit
                       Loans, Inc., Series
                       1997 Qs5, Class A9,
AAA##      3,000     7.25%, 6/25/27...........  3,057,708
                     Residential Asset
                       Securities Corp.,
                       Series 1996 Ks4, Class
                       A2,
Aaa          826     5.95%, 10/25/27..........      799,209
                     Southern Pacific Secured
                       Assets Corp.,
AAA##      1,779     5.39%, 7/25/26...........  1,738,500
                                               ------------
                     Total collateralized
                       mortgage
                       obligations
                       (cost $10,947,244).....   10,897,954
                                               ------------
                     FOREIGN GOVERNMENT OBLIGATIONS--0.8%
                     Republic of Argentina,
Ba3          949       6.19%, 3/31/05.........      802,243
                                               ------------
                     U.S. GOVERNMENT SECURITIES--15.1%
                     United States Treasury
                       Notes,
         $  5,120    3.625%, 7/15/02 (TIPS)...  $  5,081,650
                     United States Treasury
                       Bonds,
              304    3.625%, 4/15/28 (TIPS)...       295,042
              700    6.00%, 2/15/26...........       763,546
              700    8.00%, 11/15/21..........       935,921
            1,800    8.875%, 8/15/17..........     2,535,462
            4,400    9.25%, 2/15/16...........     6,312,636
                                                ------------
                     Total U.S. government
                       securities
                       (cost $16,063,737).....    15,924,257
                                                ------------
                     Total long-term
                       investments
                       (cost $97,364,766).....    98,045,185
                                                ------------

                     SHORT-TERM
                       INVESTMENTS--13.3%

                     CORPORATE BONDS--10.8%

                     BANKING--2.8%
                     Bank Of Tokyo Mitsubishi,
                       Ltd.,
A1          1,000    5.94%, 1/19/99...........     1,000,000
                     Capital One Bank,
Baa3        1,900    7.20%, 7/19/99...........     1,904,104
                                                ------------
                                                   2,904,104
                                                ------------

                     FINANCIAL SERVICES--3.3%
                     AT&T Capital Corp.,
Baa3          100    5.96%, 2/16/99...........       100,019
                     Heller Financial, Inc.,
A3          1,500    6.25%, 1/15/99...........     1,500,315
A3          1,900    6.41%, 5/3/99............     1,903,667
                                                ------------
                                                   3,504,001
                                                ------------

                     INDUSTRIALS--1.8%
                     NWCG Holdings Corp.,
Ba2         2,000    Zero Coupon, 6/15/99.....     1,934,460
                                                ------------

                     Utilities--2.9%
                     Long Island Lighting Co.,
Baa3        1,535    7.30%, 7/15/99...........     1,552,453
                     Texas-New Mexico Power
                       Co.,
Baa3        1,500    12.50%, 1/15/99..........     1,502,445
                                                ------------
                                                   3,054,898
                                                ------------
                     Total corporate bonds
                       (cost $11,390,611).....    11,397,463
                                                ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
INTERMEDIATE-TERM BOND PORTFOLIO (CONT'D)
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

 MOODY'S    PRINCIPAL
 RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)         DESCRIPTION           (NOTE 1)
-----------   -----         -----------           --------
                     CORPORATE NOTE--0.4%
                     General Electric Capital
                       Corp.,
A1##       $ 400     5.14%, 1/12/99........... $    399,200
                                                ------------

                     U.S. GOVERNMENT AGENCY MORTGAGE
                       BACKED SECURITIES
                     Federal National Mortgage Assn.,
              .2     8.50%, 4/1/99............          147
               2     8.50%, 7/1/99............        1,889
                                                ------------
                     Total U.S. government
                       agency
                       mortgage backed
                       securities
                       (cost $2,135)..........        2,036
                                               ------------

                     U.S. GOVERNMENT SECURITIES--1.0%
                     United States Treasury
                       Bills,
              10 +   3.79%, 3/4/99............        9,927
             140 +   4.03%, 3/4/99............      138,971
              50 +   4.06%, 2/4/99............       49,790
             170 +   4.31%, 5/27/99...........      166,995
             320 +   4.38%, 3/4/99............      317,640
             330 +   4.43%, 3/4/99............      327,486
                                               ------------
                     Total U.S. government
                       securities
                       (cost $1,010,868)......    1,010,809
                                               ------------

                     REPURCHASE AGREEMENT--1.1%
                     State Street Bank & Trust
                       Co.,
           1,167     3.25%, dated 12/31/98 due
                       1/4/99 in the amount of
                       $1,167,421 (cost
                       $1,167,000:
                       collateralized by
                       $845,000 U.S. Treasury
                       Notes, 8.50%, 2/15/20,
                       value of collateral
                       including accrued
                       interest -
                       $1,196,756)............    1,167,000
                                               ------------
                     Total short-term
                       investments
                       (cost $13,972,468).....   13,976,508
                                               ------------

                     TOTAL INVESTMENTS, BEFORE OUTSTANDING
                       OPTIONS WRITTEN--106.4%
                     (cost $111,337,234; Note
                       4).....................  112,021,693

                                               VALUE
         CONTRACTS        DESCRIPTION         (NOTE 1)
         ---------        -----------         --------
                     OUTSTANDING CALL OPTIONS
                       WRITTEN*
               12    United States
                       Treasury Bond
                       Futures, 8.00%,
                       3/22/99
                       expiring 2/20/99
                       @$138.00...........  $     (1,125)

                     OUTSTANDING PUT OPTIONS
                       WRITTEN*
                6    United States
                       Treasury Bond
                       Futures, 8.00%,
                       3/22/99 expiring
                       2/20/99 @$122.00...        (1,875)
                6    United States
                       Treasury Bond
                       Futures, 8.00%,
                       3/22/99 expiring
                       2/20/99 @$120.00...        (1,031)
                                            ------------
                     Total outstanding
                       options written
                       (premiums received
                       $4,340)............        (4,031)
                                            ------------

                     TOTAL INVESTMENTS, NET OF
                       OUTSTANDING OPTIONS
                       WRITTEN--106.4%
                     (cost
                       $111,332,894)......   112,017,662
                     Other liabilities in
                       excess of other
                       assets--(6.4%).....    (6,735,069)
                                            ------------
                     Net Assets--100%.....  $105,282,593
                                            ============

---------------
 * Non-income producing securities.
 + Pledged as initial margin on futures contracts.
### Standard & Poor's Rating.
(TIPS)--Treasury inflation protection securities.
L.P.--Limited Partnership.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

MORTGAGE BACKED SECURITIES PORTFOLIO
Portfolio of Investments December 31, 1998

PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
  -----                 -----------            --------
                LONG-TERM INVESTMENTS--99.2%

                COLLATERALIZED MORTGAGE
                  OBLIGATIONS--32.6%
                Chase Commercial Mortgage
                  Securities Corp.,
$    1,000      7.37%, 2/19/07..............  $ 1,079,075
                Federal Home Loan Mortgage
                  Corp.,
       221      5.50%, 8/15/21, PAC.........      216,372
       350      5.80%, 8/15/19, PAC.........      349,563
       100      5.95%, 6/15/19, PAC.........      100,343
     3,719      6.00%, 5/15/08 - 5/15/23,
                  PAC.......................    3,698,487
     1,560      6.50%, 8/15/06 - 11/15/22,
                  PAC.......................    1,576,036
       359      7.00%, 3/15/23, PAC.........      375,715
       289      7.25%, 1/15/07, PAC.........      291,917
     4,454      7.50%, 6/15/22, PAC I/O.....      452,993
     1,778      8.00%, 8/15/04 - 7/15/21,
                  PAC.......................    1,868,915
       840      9.00%, 7/01/08 - 10/15/20...      883,141
                Federal National Mortgage
                  Assn.,
     1,482      5.00%, 10/25/20 - 3/25/21,
                  PAC.......................    1,438,301
       862      5.941%, 1/25/09.............      858,756
     1,733      6.00%, 4/25/08 - 10/25/22,
                  PAC.......................    1,710,739
       800      6.25%, 1/25/09, PAC.........      799,000
     1,023      6.50%, 2/25/06 - 12/25/23,
                  PAC.......................    1,018,742
     2,704      7.00%, 9/25/19 - 9/25/20,
                  PAC/IO....................      563,384
       903      7.385%, 3/25/21.............      924,359
       719      7.50%, 5/25/07 - 7/25/22....      745,589
       774      8.00%, 8/25/06 - 5/25/24....      820,298
       848      8.50%, 7/25/18 - 6/25/21,
                  PAC.......................      891,718
                First Boston Mortgage
                  Securities,
       775      Zero Coupon, 4/25/17, P/O...      664,544
       887      6.96%, 6/20/29..............      910,785
       775      8.985%, 4/25/17, I/O........      153,594
                First Union-Lehman Brothers
                  Commercial Mortgage,
     1,000      6.60%, 11/18/29.............    1,037,500
                Salomon Brothers Mortgage Securities,
       319      6.00%, 12/26/11.............      320,097
                                              -----------
                Total collateralized mortgage obligations
                (cost $22,794,321)..........   23,749,963
                                              -----------
               U.S. GOVERNMENT AGENCY MORTGAGE
                 PASS-THROUGH OBLIGATIONS--65.0%
               Federal Home Loan Mortgage
                 Corp.,
$     341      6.00%, 5/01/11...............  $   342,809
      389      6.50%, 2/01/04...............      392,358
       14      7.25%, 7/01/06...............       14,278
      161      7.50%, 3/01/08...............      164,288
       75      8.25%, 12/01/05 - 5/01/08....       78,805
      314      8.50%, 6/01/03 - 7/01/21.....      331,497
      124      8.75%, 12/01/08..............      130,287
      385      9.00%, 1/01/02 - 10/01/05....      402,211
       26      10.00%, 1/01/04..............       27,456
       48      10.50%, 11/01/19.............       53,198
       48      11.50%, 3/01/16..............       53,804
       21      12.75%, 11/01/13.............       22,917
       25      13.25%, 5/01/13..............       29,270
        5      14.00%, 6/01/11..............        5,822
               Federal National Mortgage
                 Assn.,
      200      6.00%, 5/25/10...............      201,124
      792      6.00%, 8/01/11...............      794,283
      162      6.199%, 12/01/27.............      163,179
      713      6.217%, 8/01/28..............      716,750
      500      6.447%, 1/01/08..............      525,940
      504      6.55%, 9/01/07...............      532,320
      595      6.981%, 6/01/07..............      634,175
      284      7.024%, 6/01/07..............      305,466
      507      7.04%, 3/01/07...............      549,138
      292      7.50%, 2/01/20...............      301,611
      159      7.75%, 10/01/19..............      165,422
    1,032      8.00%, 3/01/07 - 12/01/22....    1,072,766
    1,510      8.50%, 1/01/07 - 6/01/10.....    1,565,973
      204      9.75%, 8/01/10 - 11/01/16....      216,901
               Government National Mortgage
                 Assn.,
    2,601      6.50%, 5/15/23 - 9/15/28.....    2,628,090
   11,404      7.00%, 7/15/16 - 4/15/26.....   11,672,449
   14,110      7.50%, 3/15/07 - 6/15/24.....   14,555,177
    2,744      8.00%, 1/15/08 - 8/15/22.....    2,857,614
      960      8.25%, 6/20/17 - 7/20/17.....      997,401
      222      8.50%, 3/15/05 - 4/20/17.....      235,483
    3,111      9.00%, 10/20/01 - 1/15/20....    3,329,835
      975      9.50%, 9/15/02 - 1/15/21.....    1,046,229
        1      13.00%, 2/15/11..............          797

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
MORTGAGE BACKED SECURITIES PORTFOLIO (CONT'D)
Portfolio of Investments December 31, 1998

PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
  -----                 -----------            --------
                U.S. GOVERNMENT AGENCY MORTGAGE
                  PASS-THROUGH OBLIGATIONS (CONT'D.)
$       76      13.50%, 6/15/10 -
                  11/15/12..................  $    88,656
        90      14.00%, 6/15/11 - 4/15/12...      105,284
        40      16.00%, 4/15/12 - 5/15/12...       47,233
                                              -----------
                Total U.S. Government agency
                  mortgage pass-through
                  obligations
                  (cost $46,493,201)........   47,358,296
                                              -----------

                U.S. GOVERNMENT SECURITIES--1.6%
                United States Treasury Bond,
       775      12.00%, 8/15/13
                  (cost $1,194,204).........    1,183,208
                                              -----------
                Total long-term investments
                  (cost $70,481,726)........   72,291,467
                                              -----------

                SHORT-TERM INVESTMENT--0.4%

                REPURCHASE AGREEMENT--0.4%
                Warburg Dillon Reed LLC,
       252      4.65%, dated 12/31/98, due
                  1/4/99 in the amount of
                  $252,130 (cost $252,000;
                  collateralized by $212,000
                  U.S. Treasury Bonds,
                  7.25%, 5/15/16, value of
                  the collateral including
                  accrued interest is
                  $258,076).................      252,000
                                              -----------
                TOTAL INVESTMENTS--99.6%
                (cost $70,733,726; Note
                  4)........................   72,543,467
                Other assets in excess of
                  liabilities--0.4%.........      326,448
                                              -----------
                NET ASSETS--100%............  $72,869,915
                                              ===========

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Portfolio of Investments December 31, 1998

 PRINCIPAL
 AMOUNT                                                        VALUE
  (000)                          DESCRIPTION                  (NOTE 1)
  -----                          -----------                  --------
              FEDERAL HOME LOAN BANK--1.4%

$  2,000      5.50%, 3/19/99..........................    $  1,999,654
                                                          ------------

              FEDERAL HOME LOAN MORTGAGE CORP.--68.2%

     560      5.03%, 2/11/99..........................         556,792
  20,000      5.85%, 2/25/99..........................      19,844,625
  30,000      4.93%, 2/26/99..........................      29,769,933
  25,000      4.97%, 3/15/99..........................      24,748,049
  20,000      4.93%, 3/17/99..........................      19,796,458
                                                          ------------
                                                            94,715,857
                                                          ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.7%

  11,584      5.04%, 1/26/99...........................     11,543,456
   5,520      5.02%, 2/19/99...........................      5,482,283
   2,000      5.625%, 5/6/99...........................      1,999,178
                                                          ------------
                                                            19,024,917
                                                          ------------
              REPURCHASE AGREEMENTS--27.0%

   9,347      Lehman Brothers Hldgs., Inc., 4.875%,
                dated 12/31/98, due 1/4/99 in the
                amount of $9,352,063 (cost
                $9,347,000; collateralized by
                $29,400,000 U.S. Treasury Strips,
                2/15/19, value of collateral including
                accrued interest - $9,693,368).........     9,347,000

   9,347      PaineWebber Inc., 4.85%, dated
                12/31/98, due 1/4/99 in the amount
                of $9,352,037 (cost
                $9,347,000; collateralized by
                $8,950,000 U.S. Treasury Notes,
                5.75%, 8/15/03, value of
                collateral including accrued
                interest - $9,526,688).................     9,347,000

$   9,347      Paribas, 4.80%, dated
                 12/31/98, due 1/4/99 in the
                 amount of $9,351,985 (cost
                 $9,347,000; collateralized
                 by $9,042,000 U.S. Treasury
                 Notes, 5.875%, 9/30/02,
                 value of collateral
                 including accrued interest
                 - $9,526,641).........................   $  9,347,000

    9,347      Swiss Bank Corp., 4.65%,
                 dated 12/31/98, due 1/4/99
                 in the amount of $9,351,829
                 (cost $9,347,000;
                 collateralized by
                 $7,122,000 U.S. Treasury
                 Bonds, 7.875%, 2/15/21,
                 value of collateral
                 including accrued interest
                 - $9,553,495).........................      9,347,000
                                                          ------------
                                                            37,388,000
                                                          ------------
               TOTAL INVESTMENTS--110.3%
               (amortized cost
                 $153,128,428*)........................    153,128,428
               Liabilities in excess of
                 other
                 assets--(10.3%)............               (14,279,941)
                                                          ------------
               NET ASSETS--100%.............              $138,848,487
                                                          ============

---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                   $330,863,568             $281,359,912             $160,527,505           $ 142,149,480
---------------------------------------------------------------------------------------------------------------------------------
Cash                                            1,112                   15,552                    1,968                  10,972
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value
(cost $14,790; $125,299; $77,610)                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold               873,292                  726,118                  606,638                 637,949
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold               829,753                2,394,728                1,212,700                 161,801
---------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable              98,340                  490,521                   43,714                 153,250
---------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets              4,397                    4,373                    2,944                   2,449
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                        332,670,462              284,991,204              162,395,469             143,115,901
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased           1,737,636                  610,660                2,792,191                 967,400
---------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired            877,676                  717,330                  463,647                 412,672
---------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                    86,104                   26,997                   75,172                 137,736
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding options written
(premium received $2,872 and
$4,340)                                            --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                         6,541                    6,541                    6,541                   6,541
---------------------------------------------------------------------------------------------------------------------------------
Due to Manager                                159,848                  142,041                   75,482                  34,302
---------------------------------------------------------------------------------------------------------------------------------
Due to broker-variation margin
  payable                                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                     2,867,805                1,503,569                3,413,033               1,558,651
NET ASSETS                               $329,802,657             $283,487,635             $158,982,436           $ 141,557,250
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     18,028             $     17,866             $     10,360           $       9,451
---------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital, in excess of
  par                                     187,102,837              197,955,280              125,141,167             124,754,936
---------------------------------------------------------------------------------------------------------------------------------
                                          187,120,865              197,973,146              125,151,527             124,764,387
  Under (over) distribution of net
  investment
    income (loss)                                  --                  331,461                       --                  44,045
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                  7,823,400                4,911,188                 (860,079)                506,416
---------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/depreciation               134,858,392               80,271,840               34,690,988              16,242,402
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 1998          $329,802,657             $283,487,635             $158,982,436           $ 141,557,250
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued
  and outstanding                          18,028,136               17,866,011               10,360,162               9,450,715
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share             $18.29                   $15.87                   $15.35                  $14.98
---------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of investments.       $196,005,176             $201,088,072             $125,836,517           $ 125,907,078

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

INTERNATIONAL                                                                                               U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$244,461,917       $ 30,340,470       $ 81,775,843        $ 112,021,693           $ 72,543,467               $ 153,128,428
-----------------------------------------------------------------------------------------------------------------------------
       3,074                189                225                  959                    723                          --
-----------------------------------------------------------------------------------------------------------------------------

      13,132                 --            125,199               77,223                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     265,926             81,826            248,360              290,253                 92,860                  10,338,811
-----------------------------------------------------------------------------------------------------------------------------
          --                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     686,175            798,245            845,609            1,439,507                509,785                      55,166
-----------------------------------------------------------------------------------------------------------------------------
       4,417              4,643                977                1,695                  1,431                         781
-----------------------------------------------------------------------------------------------------------------------------
 245,434,641         31,225,373         82,996,213          113,831,330             73,148,266                 163,523,186

-----------------------------------------------------------------------------------------------------------------------------
          --                 --         15,459,534            8,173,391                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     916,924            115,358            359,882              274,374                164,990                  24,582,304
-----------------------------------------------------------------------------------------------------------------------------
      71,622             35,558             41,738               30,203                 67,144                      49,433
-----------------------------------------------------------------------------------------------------------------------------
          --             11,753              9,273               15,471                 11,698                       1,517
-----------------------------------------------------------------------------------------------------------------------------

          --                 --              2,594                4,031                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       7,997              2,386                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       6,541              5,132              6,541                6,541                  6,541                       6,541
-----------------------------------------------------------------------------------------------------------------------------
     140,747             13,265             25,555               40,212                 27,978                      34,904
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             12,934                4,514                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,143,831            183,452         15,918,051            8,548,737                278,351                  24,674,699
$244,290,810        $31,041,921        $67,078,162         $105,282,593            $72,869,915                $138,848,487
-----------------------------------------------------------------------------------------------------------------------------
      15,724
$                  $      3,261       $      6,392        $      10,159           $      6,960               $     138,848
-----------------------------------------------------------------------------------------------------------------------------
 196,242,244         30,232,750         66,697,891          104,979,871             71,365,949                 138,709,639
-----------------------------------------------------------------------------------------------------------------------------
 196,257,968         30,236,011         66,704,283          104,990,030             71,372,909                 138,848,487

    (179,460)           (55,493)           137,282              (15,471)               167,819                          --
-----------------------------------------------------------------------------------------------------------------------------
  (1,045,188)           533,458            (49,964)            (271,215)              (480,554)                         --
-----------------------------------------------------------------------------------------------------------------------------
  49,257,490            327,945            286,561              579,249              1,809,741                          --
-----------------------------------------------------------------------------------------------------------------------------
$244,290,810        $31,041,921        $67,078,162         $105,282,593            $72,869,915                $138,848,487
-----------------------------------------------------------------------------------------------------------------------------

  15,724,520          3,261,234          6,392,408           10,159,386              6,960,553                 138,848,487
-----------------------------------------------------------------------------------------------------------------------------
      $15.54              $9.52             $10.49               $10.36                 $10.47                       $1.00
-----------------------------------------------------------------------------------------------------------------------------
$195,236,545        $30,014,065        $81,343,844         $111,337,234            $70,733,726                $153,128,428


--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
STATEMENTS OF OPERATIONS
For The Year Ended December 31, 1998

                                                                                                                         SMALL
                                        LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                          GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                  $    372,347             $    154,546             $    322,663           $     280,255
-----------------------------------------------------------------------------------------------------------------------------------
  Dividends                                    1,387,164                6,526,484                  371,729               1,679,145
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                 (1,054)                 (36,458)                  (2,436)                 (1,176)
-----------------------------------------------------------------------------------------------------------------------------------
      Total income                             1,758,457                6,644,572                  691,956               1,958,224
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                               1,666,766                1,692,469                  975,926                 922,536
-----------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                   85,000                   96,000                   92,000                 100,700
-----------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses             104,500                  108,600                  104,000                  92,000
-----------------------------------------------------------------------------------------------------------------------------------
  Registration fees                                2,000                   36,000                   20,500                  35,800
-----------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                         10,000                   29,000                   33,000                  33,000
-----------------------------------------------------------------------------------------------------------------------------------
  Audit fees and expenses                         13,500                   13,500                   13,500                  13,500
-----------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                          7,000                    7,000                    7,000                   7,000
-----------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                      2,300                    2,300                    2,300                   2,300
-----------------------------------------------------------------------------------------------------------------------------------
  Amortization of organization
  expenses                                            81                       81                       81                      81
-----------------------------------------------------------------------------------------------------------------------------------
  Insurance                                        4,600                    4,800                    2,900                   1,900
-----------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                      469                    1,647                    2,375                   4,347
-----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                           1,896,216                1,991,397                1,253,582               1,213,164
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    (137,759)               4,653,175                 (561,626)                745,060
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                     35,920,680               30,983,706                2,228,053              11,100,287
-----------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                       --                       --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                35,920,680               30,983,706                2,228,053              11,100,287
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
  Investments                                 67,508,676               (9,079,959)               1,353,560             (23,613,476)
-----------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                  --                       --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/depreciation                     67,508,676               (9,079,959)               1,353,560             (23,613,476)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                              103,429,356               21,903,747                3,581,613             (12,513,189)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $103,291,597             $ 26,556,922             $  3,019,987           $ (11,768,129)
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements

 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
  $   433,181        $  1,516,220        $3,920,382          $ 6,447,203             $5,039,270              $5,749,917
---------------------------------------------------------------------------------------------------------------------------
    5,912,254                  --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     (615,167)             (6,667)               --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    5,730,268           1,509,553         3,920,382            6,447,203              5,039,270               5,749,917
---------------------------------------------------------------------------------------------------------------------------
    1,724,342             153,602           278,041              455,487                331,815                 266,250
---------------------------------------------------------------------------------------------------------------------------
      296,000             145,000           112,000               96,000                 79,000                  74,000
---------------------------------------------------------------------------------------------------------------------------
      102,000              36,000            42,500               47,000                 51,400                  19,000
---------------------------------------------------------------------------------------------------------------------------
       52,000              25,000            25,000               28,000                 13,000                 186,000
---------------------------------------------------------------------------------------------------------------------------
       21,000              69,000            15,000               15,000                 12,000                  24,000
---------------------------------------------------------------------------------------------------------------------------
       20,000              13,500            13,500               13,500                 13,500                   5,000
---------------------------------------------------------------------------------------------------------------------------
        7,000              12,000             7,000                7,000                  7,000                   7,000
---------------------------------------------------------------------------------------------------------------------------
        2,300               2,300             2,300                2,300                  2,300                   2,300
---------------------------------------------------------------------------------------------------------------------------
           81              10,596                81                   81                     81                      81
---------------------------------------------------------------------------------------------------------------------------
        4,400                 600               300                1,200                  1,000                     900
---------------------------------------------------------------------------------------------------------------------------
        2,159               3,975             3,877                3,083                  2,828                   2,422
---------------------------------------------------------------------------------------------------------------------------
    2,231,282             471,573           499,599              668,651                513,924                 586,953
---------------------------------------------------------------------------------------------------------------------------
    3,498,986           1,037,980         3,420,783            5,778,552              4,525,346               5,162,964
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   19,759,420             504,219         1,421,793              128,797                708,087                  (1,050)
---------------------------------------------------------------------------------------------------------------------------
           --                  --           676,591            1,595,922               (104,986)                     --
---------------------------------------------------------------------------------------------------------------------------
     (754,781)            229,666            (7,388)               9,565                     --                      --
---------------------------------------------------------------------------------------------------------------------------
   19,004,639             733,885         2,090,996            1,734,284                603,101                  (1,050)
---------------------------------------------------------------------------------------------------------------------------
   13,709,952             892,569          (453,350)             (87,326)              (603,723)                     --
---------------------------------------------------------------------------------------------------------------------------
           --                  --          (155,867)            (243,988)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
       59,593            (123,677)          (32,735)             (93,156)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --               278                  309                     --                      --
---------------------------------------------------------------------------------------------------------------------------
   13,769,545             768,892          (641,674)            (424,161)              (603,723)                     --
---------------------------------------------------------------------------------------------------------------------------
   32,774,184           1,502,777         1,449,322            1,310,123                   (622)                 (1,050)
---------------------------------------------------------------------------------------------------------------------------

  $36,273,170        $  2,540,757        $4,870,105          $ 7,088,675             $4,524,724              $5,161,914
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Statements of Changes in Net Assets

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                          Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
                       -----------------------------     -----------------------------     -----------------------------
                           1998             1997             1998             1997             1998             1997
INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment
  income (loss)        $   (137,759)    $    (12,653)    $  4,653,175     $  4,815,417     $   (561,626)    $   (556,708)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         35,920,680       24,436,720       30,983,706       25,006,548        2,228,053       24,119,898
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments          67,508,676       20,104,947       (9,079,959)      35,519,278        1,353,560        5,445,586
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations          103,291,597       44,529,014       26,556,922       65,341,243        3,019,987       29,008,776
------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --          (46,217)      (4,404,065)      (4,345,386)              --               --
------------------------------------------------------------------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --          (60,960)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains      (21,568,633)     (31,971,788)     (27,679,090)     (24,366,069)      (6,691,785)     (21,977,874)
------------------------------------------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions     (21,568,633)     (32,078,965)     (32,083,155)     (28,711,455)      (6,691,785)     (21,977,874)
------------------------------------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          61,539,874       47,455,937       61,726,845       54,334,008       47,314,663       38,578,759
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions        21,112,171       31,377,043       31,419,758       28,089,014        6,560,196       21,564,493
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (78,466,932)     (68,170,878)     (79,225,934)     (71,665,460)     (57,118,761)     (48,745,293)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions          4,185,113       10,662,102       13,920,669       10,757,562       (3,243,902)      11,397,959
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)         85,908,077       23,112,151        8,394,436       47,387,350       (6,915,700)      18,428,861

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of year       243,894,580      220,782,429      275,093,199      227,705,849      165,898,136      147,469,275
------------------------------------------------------------------------------------------------------------------------
End of year(b)         $329,802,657     $243,894,580     $283,487,635     $275,093,199     $158,982,436     $165,898,136
------------------------------------------------------------------------------------------------------------------------

(a) Fund share transactions are at $1 per share for the U.S. Government Money
    Market Portfolio.

(b) Under
    distribution of
    net investment
    income             $         --               --     $    331,461     $    470,031     $         --     $         --
------------------------------------------------------------------------------------------------------------------------


                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       --------------------------------
                           Year Ended December 31,
                       --------------------------------
                           1998              1997
INCREASE (DECREASE)
IN NET ASSETS
---------------------------------------------------------------
OPERATIONS
  Net investment
  income (loss)        $    745,060      $     655,639
---------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         11,100,287         17,387,992
---------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments         (23,613,476)        18,899,607
---------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations          (11,768,129)        36,943,238
---------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income      (616,180)          (664,037)
---------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --            (94,907)
---------------------------------------------------------------
  Distributions from
    net
    realized gains      (11,204,352)       (17,432,911)
---------------------------------------------------------------
  Tax return of
    capital
    distributions                --                 --
---------------------------------------------------------------
Total distributions     (11,820,532)       (18,191,855)
---------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          51,340,282         44,917,116
---------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions        11,566,933         17,747,752
---------------------------------------------------------------
  Cost of shares
  reacquired            (61,175,473)       (44,673,985)
---------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions          1,731,742         17,990,883
---------------------------------------------------------------
      Total increase
      (decrease)        (21,856,919)        36,742,266
NET ASSETS
---------------------------------------------------------------
Beginning of year       163,414,169        126,671,903
---------------------------------------------------------------
End of year(b)         $141,557,250      $ 163,414,169
---------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money
    Market Portfolio
(b) Under distribution
    of net investment
    income             $     44,045                 --
---------------------------------------------------------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND                          TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO                      BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -----------------------------     -----------------------------     ----------------------------
   Year Ended December 31,            Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
------------------------------     -----------------------------     -----------------------------     ----------------------------
    1998             1997              1998             1997             1998             1997             1998             1997
-----------------------------------------------------------------------------------------------------------------------------------
$  3,498,986     $   2,820,604     $  1,037,980     $ 1,560,613      $  3,420,783     $ 2,668,018      $  5,778,552    $  5,389,243
-----------------------------------------------------------------------------------------------------------------------------------
  19,004,639        25,216,162          733,885      (2,969,114 )       2,090,996         995,324         1,734,284       1,604,324
-----------------------------------------------------------------------------------------------------------------------------------
  13,769,545        (1,064,582)         768,892        (880,530 )        (641,674)        580,802          (424,161)        772,378
-----------------------------------------------------------------------------------------------------------------------------------
  36,273,170        26,972,184        2,540,757      (2,289,031 )       4,870,105       4,244,144         7,088,675       7,765,945
-----------------------------------------------------------------------------------------------------------------------------------
  (1,532,425)       (2,820,604)      (1,037,980)             --        (3,376,862)     (2,523,654 )      (5,900,704)    (5,281,003)
-----------------------------------------------------------------------------------------------------------------------------------
          --        (3,343,171)        (211,923)       (227,344 )              --              --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
 (12,786,060)       (25,343,801)        (129,221)        (14,562 )      (2,089,757)       (465,731 )      (1,685,532)   (1,471,335)
-----------------------------------------------------------------------------------------------------------------------------------
          --                --               --      (1,320,129 )              --              --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
 (14,318,485)      (31,507,576)      (1,379,124)     (1,562,035 )      (5,466,619)     (2,989,385 )      (7,586,236)     (6,752,338)
-----------------------------------------------------------------------------------------------------------------------------------
 397,245,964       355,674,205       10,468,976      10,444,049        32,010,608      14,859,623        59,709,544      29,443,555
-----------------------------------------------------------------------------------------------------------------------------------
  13,933,450        30,918,137        1,318,338       1,488,888         5,274,697       2,845,116         7,214,518       6,439,182
-----------------------------------------------------------------------------------------------------------------------------------
(426,694,187)     (384,768,978)     (13,095,621)    (18,672,976 )     (20,021,411)    (17,766,511 )     (56,214,686)    (42,217,583)
-----------------------------------------------------------------------------------------------------------------------------------
(15,514,773)         1,823,364       (1,308,307)     (6,740,039 )      17,263,894         (61,772 )      10,709,376      (6,334,846)
-----------------------------------------------------------------------------------------------------------------------------------
   6,439,912        (2,712,028)        (146,674)    (10,591,105 )      16,667,380       1,192,987        10,211,815      (5,321,239)
-----------------------------------------------------------------------------------------------------------------------------------
 237,850,898       240,562,926       31,188,595      41,779,700        50,410,782      49,217,795        95,070,778     100,392,017
-----------------------------------------------------------------------------------------------------------------------------------
$244,290,810     $ 237,850,898     $ 31,041,921     $31,188,595      $ 67,078,162     $50,410,782      $105,282,593    $ 95,070,778
-----------------------------------------------------------------------------------------------------------------------------------
          --     $     316,826               --              --      $    137,282     $   223,566                --    $    218,646
-----------------------------------------------------------------------------------------------------------------------------------

                                                         U.S. GOVERNMENT
                     MORTGAGE BACKED                           MONEY
                  SECURITIES PORTFOLIO                   MARKET PORTFOLIO
              -----------------------------     -----------------------------------
                 Year Ended December 31,              Year Ended December 31,
              -----------------------------     -----------------------------------
                    1998             1997              1998                1997
-----------------------------------------------------------------------------------
              $  4,525,346     $ 4,459,335      $     5,162,964     $     1,850,349
-----------------------------------------------------------------------------------
                   603,101         197,457               (1,050)               (469)
-----------------------------------------------------------------------------------
                  (603,723)      1,432,889                   --                  --
-----------------------------------------------------------------------------------
                 4,524,724       6,089,681            5,161,914           1,849,880
-----------------------------------------------------------------------------------
                (4,414,869)     (4,425,133 )         (5,161,914)         (1,849,880)
-----------------------------------------------------------------------------------
                        --              --                   --                  --
-----------------------------------------------------------------------------------
                        --                   --              --                  --
-----------------------------------------------------------------------------------
                        --              --                   --                  --
-----------------------------------------------------------------------------------
                (4,414,869)     (4,425,133 )         (5,161,914)         (1,849,880)
-----------------------------------------------------------------------------------
                17,198,222      13,448,142        3,570,979,025       1,070,854,061
-----------------------------------------------------------------------------------
                 3,666,643       3,643,014            4,089,479           1,601,795
-----------------------------------------------------------------------------------
               (19,700,312)    (21,027,273 )     (3,478,545,549)     (1,057,527,680)
-----------------------------------------------------------------------------------
                 1,164,553      (3,936,117 )         96,522,955          14,928,176
-----------------------------------------------------------------------------------
                 1,274,408      (2,271,569 )         96,522,955          14,928,176
-----------------------------------------------------------------------------------
                71,595,507      73,867,076           42,325,532          27,397,356
-----------------------------------------------------------------------------------
              $ 72,869,915     $71,595,507      $   138,848,487     $    42,325,532
-----------------------------------------------------------------------------------
              $    167,819     $    57,342                   --                  --
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Financial Highlights

                                                                 LARGE CAPITALIZATION
                                                                   GROWTH PORTFOLIO
                                             ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                               1998         1997         1996       1995(b)      1994(b)
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $13.58       $12.97       $12.13        $9.74        $9.91
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                     (.01)          --(c)       .02          .10          .10
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        6.00         2.61         2.33         2.41         (.16)
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               5.99         2.61         2.35         2.51         (.06)
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               --         (.01)        (.02)        (.10)        (.10)
---------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --           --         (.01)        (.01)
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains           (1.28)       (1.99)       (1.49)        (.01)          --
---------------------------------------------------------------------------------------------------------
      Total distributions                       (1.28)       (2.00)       (1.51)        (.12)        (.11)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $18.29       $13.58       $12.97       $12.13        $9.74
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                44.22%       20.77%       21.09%       25.76%         (.68)%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $329,803     $243,895     $220,782     $180,077     $142,072
---------------------------------------------------------------------------------------------------------
Average net assets (000)                     $277,794     $242,233     $202,736     $162,982     $129,687
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .68%         .73%         .82%         .78%         .81%
---------------------------------------------------------------------------------------------------------
  Net investment income (loss)                   (.05)%       (.01)%        .19%         .88%        1.08%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            54%          82%          65%         154%          24%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Calculated based upon average shares outstanding during the year.

(c) Less than $.005 per share.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                    LARGE CAPITALIZATION                                            SMALL CAPITALIZATION
                      VALUE PORTFOLIO                                                 GROWTH PORTFOLIO
------------------------------------------------------------     -----------------------------------------------------------
                  Year Ended December 31,                                          Year Ended December 31,
------------------------------------------------------------     -----------------------------------------------------------
  1998         1997       1996(b)      1995(b)      1994(b)        1998         1997         1996       1995(b)      1994(b)
----------------------------------------------------------------------------------------------------------------------------
  $16.21       $13.97       $12.57       $10.02       $10.11       $15.57       $14.93       $14.15       $11.59      $11.86
----------------------------------------------------------------------------------------------------------------------------
     .28          .31          .31          .33          .26         (.05)        (.05)        (.02)         .02         .01
----------------------------------------------------------------------------------------------------------------------------
    1.34         3.77         2.07         2.89         (.04)         .48         3.02         2.63         2.84        (.27)
----------------------------------------------------------------------------------------------------------------------------
    1.62         4.08         2.38         3.22          .22          .43         2.97         2.61         2.86        (.26)
----------------------------------------------------------------------------------------------------------------------------
    (.27)        (.28)        (.31)        (.30)        (.25)          --           --           --         (.02)       (.01)
----------------------------------------------------------------------------------------------------------------------------
      --           --         (.03)          --           --           --           --           --           --          --
----------------------------------------------------------------------------------------------------------------------------
   (1.69)       (1.56)        (.64)        (.37)        (.06)        (.65)       (2.33)       (1.83)        (.28)         --
----------------------------------------------------------------------------------------------------------------------------
   (1.96)       (1.84)        (.98)        (.67)        (.31)        (.65)       (2.33)       (1.83)        (.30)       (.01)
----------------------------------------------------------------------------------------------------------------------------
  $15.87       $16.21       $13.97       $12.57       $10.02       $15.35       $15.57       $14.93       $14.15      $11.59
----------------------------------------------------------------------------------------------------------------------------

   10.25%      29.80%       19.17%       32.08%         2.18%       2.55%       20.85%       18.88%        24.62%      (2.19)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
$283,488     $275,093     $227,706     $187,596     $142,219     $158,982     $165,898     $147,469     $121,533     $96,462
----------------------------------------------------------------------------------------------------------------------------
$282,078     $253,579     $208,898     $163,124     $128,865     $162,654     $156,570     $141,496     $107,649     $87,403
----------------------------------------------------------------------------------------------------------------------------
        %
     .71          .72%         .77%         .76%         .81%         .77%         .79%         .89%         .85%        .93%
----------------------------------------------------------------------------------------------------------------------------
    1.65%        1.90%        2.33%        2.83%        2.66%        (.35)%       (.36)%       (.32)%        .12%        .10%
----------------------------------------------------------------------------------------------------------------------------
      24%          21%          22%          59%           6%          69%         106%         108%         120%         97%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Financial Highlights

                                                                SMALL CAPITALIZATION
                                                                 VALUE PORTFOLIO(e)
                                             ----------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                               1998         1997         1996        1995        1994
PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $17.50       $15.22       $13.07      $11.07      $12.72
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                      .08          .08          .11         .14         .11
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                       (1.27)        4.37         2.71        2.00       (1.49)
-------------------------------------------------------------------------------------------------------
      Total from investment
      operations                                (1.19)        4.45         2.82        2.14       (1.38)
-------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.07)        (.08)        (.11)       (.14)         --
-------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --         (.01)          --          --          --
-------------------------------------------------------------------------------------------------------
Distributions from net realized gains           (1.26)       (2.08)        (.56)         --        (.27)
-------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                                   --           --           --          --          --
-------------------------------------------------------------------------------------------------------
Tax return of capital distributions                --           --           --          --          --
-------------------------------------------------------------------------------------------------------
      Total distributions                       (1.33)       (2.17)        (.67)       (.14)       (.27)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $14.98       $17.50       $15.22      $13.07      $11.07
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(d)                                 (6.62)%     29.98%        21.75%      19.21%     (11.03)%
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000)              $141,557     $163,414     $126,672     $97,594     $84,163
-------------------------------------------------------------------------------------------------------
Average net assets (000)                     $153,756     $144,160     $110,564     $88,085     $83,891
-------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .79%         .81%         .92%       1.00%        .93%
-------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    .48%         .45%         .77%       1.14%        .88%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            39%          36%          60%        110%         97%
-------------------------------------------------------------------------------------------------------

(a)  Commencement of investment operations of the International Bond Portfolio.

(b)  Annualized.

(c)  Net of expense subsidies.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(e)  Calculated based upon average shares outstanding during the year.

(f)  Less than $.005 per share.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                       INTERNATIONAL                                                     INTERNATIONAL
                      EQUITY PORTFOLIO                                                  BOND PORTFOLIO
------------------------------------------------------------     -------------------------------------------------------------
                                                                                                                    MAY 17,
                                                                                                                    1994(a)
                  YEAR ENDED DECEMBER 31,                                  YEAR ENDED DECEMBER 31,                  THROUGH
------------------------------------------------------------     --------------------------------------------     DECEMBER 31,
  1998         1997         1996       1995(e)      1994(e)        1998        1997        1996        1995           1994
------------------------------------------------------------------------------------------------------------------------------
  $14.27       $14.82       $13.64       $11.95       $13.09        $9.17      $10.17      $10.19       $9.57         $10.00
------------------------------------------------------------------------------------------------------------------------------
     .23          .21          .25          .17          .06          .31         .42         .51         .57(c)         .27(c)
------------------------------------------------------------------------------------------------------------------------------
    1.98         1.32         1.79         1.67         (.01)         .45       (1.00)       (.08)        .82           (.19)
------------------------------------------------------------------------------------------------------------------------------
    2.21         1.53         2.04         1.84          .05          .76        (.58)        .43        1.39            .08
------------------------------------------------------------------------------------------------------------------------------
    (.10)        (.41)        (.22)        (.11)        (.01)        (.31)         --        (.21)       (.57)          (.27)
------------------------------------------------------------------------------------------------------------------------------
      --           --           --           --           --         (.06)       (.06)         --          --           (.24)
------------------------------------------------------------------------------------------------------------------------------
    (.84)       (1.67)        (.64)        (.04)       (1.07)        (.04)       --(f)       (.24)       (.20)            --
------------------------------------------------------------------------------------------------------------------------------
      --           --           --           --         (.11)          --          --          --          --             --
------------------------------------------------------------------------------------------------------------------------------
      --           --           --           --           --           --        (.36)         --          --             --
------------------------------------------------------------------------------------------------------------------------------
    (.94)       (2.08)        (.86)        (.15)       (1.19)        (.41)       (.42)       (.45)       (.77)          (.51)
------------------------------------------------------------------------------------------------------------------------------
  $15.54       $14.27       $14.82       $13.64       $11.95        $9.52       $9.17      $10.17      $10.19          $9.57
------------------------------------------------------------------------------------------------------------------------------
   15.49%       10.60%       15.25%       15.38%         .18%        8.55%      (5.73)%      4.45%      14.66%           .71%
-----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
$244,291     $237,851     $240,563     $191,598     $188,025      $31,042     $31,189     $41,780     $34,660        $21,447
------------------------------------------------------------------------------------------------------------------------------
$246,335     $245,536     $221,626     $183,414     $179,614      $30,720     $35,163     $38,788     $29,510        $15,366
------------------------------------------------------------------------------------------------------------------------------
     .91%         .93%         .99%        1.02%        1.07%        1.54%       1.35%       1.34%       1.00%(c)       1.00%(b)(c)
------------------------------------------------------------------------------------------------------------------------------
    1.42%        1.15%        1.77%        1.32%         .47%        3.38%       4.44%       5.02%       5.56%(c)       4.84%(b)(c)
------------------------------------------------------------------------------------------------------------------------------
      45%          37%          39%          76%         116%         110%        202%        226%        456%           361%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Financial Highlights

                                             TOTAL RETURN
                                            BOND PORTFOLIO
------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------
                                               1998         1997        1996        1995        1994
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $10.56       $10.28      $10.62       $9.48      $10.28
------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .58          .57         .57         .62(a)      .47(a)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                         .27          .35        (.09)       1.18        (.82)
------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                .85          .92         .48        1.80        (.35)
------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.58)        (.54)       (.56)       (.58)       (.45)
------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --          --          --          --
------------------------------------------------------------------------------------------------------
Distributions from net realized gains            (.34)        (.10)       (.26)       (.08)         --
------------------------------------------------------------------------------------------------------
Distributions in excess of net
  realized gains                                   --           --          --          --          --
------------------------------------------------------------------------------------------------------
      Total distributions                        (.92)        (.64)       (.82)       (.66)       (.45)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $10.49       $10.56      $10.28      $10.62       $9.48
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                  8.28%        9.23%       5.02%      19.63%      (3.54)%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $67,078      $50,411     $49,218     $45,118     $31,191
------------------------------------------------------------------------------------------------------
Average net assets (000)                      $61,786      $48,123     $47,246     $37,023     $31,141
------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .81%         .91%        .94%        .85%(a)     .85%(a)
------------------------------------------------------------------------------------------------------
  Net investment income                          5.54%        5.54%       5.67%       6.21%(a)    4.90%(a)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           327%         323%        340%        141%        121%
------------------------------------------------------------------------------------------------------

(a)  Net of expense subsidies.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                    INTERMEDIATE-TERM                                              MORTGAGE BACKED
                      BOND PORTFOLIO                                             SECURITIES PORTFOLIO
----------------------------------------------------------     --------------------------------------------------------
                 Year Ended December 31,                                       Year Ended December 31,
----------------------------------------------------------     --------------------------------------------------------
  1998         1997         1996        1995        1994         1998        1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------
$  10.42     $  10.30     $  10.51     $  9.56     $ 10.26     $  10.45     $ 10.21     $ 10.31     $  9.51     $ 10.18
-----------------------------------------------------------------------------------------------------------------------
     .63          .58          .59         .63         .49          .64         .64         .65         .68(a)      .61(a)
-----------------------------------------------------------------------------------------------------------------------
     .09          .28         (.07)        .94        (.71)         .01         .23        (.12)        .83        (.66)
-----------------------------------------------------------------------------------------------------------------------
     .72          .86          .52        1.57        (.22)         .65         .87         .53        1.51        (.05)
-----------------------------------------------------------------------------------------------------------------------
    (.61)        (.57)        (.59)       (.60)       (.48)        (.63)       (.63)       (.63)       (.68)       (.61)
-----------------------------------------------------------------------------------------------------------------------
      --           --           --          --          --           --          --          --        (.03)       (.01)
-----------------------------------------------------------------------------------------------------------------------
    (.17)        (.17)        (.14)       (.02)         --           --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
      --           --           --          --          --           --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
    (.78)        (.74)        (.73)       (.62)       (.48)        (.63)       (.63)       (.63)       (.71)       (.62)
-----------------------------------------------------------------------------------------------------------------------
  $10.36       $10.42       $10.30      $10.51       $9.56       $10.47      $10.45      $10.21      $10.31       $9.51
-----------------------------------------------------------------------------------------------------------------------
    7.09%        8.57%        5.22%      16.87%      (2.23)%       6.37%       8.82%       5.56%     16.18%        (.51)%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
$105,283      $95,071     $100,392     $77,125     $62,924      $72,870     $71,596     $73,867     $69,759     $61,971
-----------------------------------------------------------------------------------------------------------------------
$101,219      $95,575      $81,723     $68,628     $69,602      $73,737     $71,757     $72,214     $65,149     $66,276
-----------------------------------------------------------------------------------------------------------------------
     .66%         .71%         .73%        .79%        .80%         .70%        .88%        .91%        .85%(a)     .85%(a)
-----------------------------------------------------------------------------------------------------------------------
    5.71%        5.64%        5.69%       6.09%       5.06%        6.14%       6.21%       6.44%       6.79%(a)    6.19%(a)
-----------------------------------------------------------------------------------------------------------------------
     249%         249%         311%         93%         77%          24%        128%        102%        154%        380%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
Financial Highlights

                                                                  U.S. GOVERNMENT
                                                                       MONEY
                                                                  MARKET PORTFOLIO
                                             ----------------------------------------------------------
                                                              Year Ended December 31,
                                             ----------------------------------------------------------
                                               1998         1997         1996        1995        1994
PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $1.00        $1.00        $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                            .048         .049         .045        .051(a)     .037(a)
-------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               .048         .049         .045        .051        .037
-------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income            (.048)       (.049)       (.045)      (.051)      (.037)
-------------------------------------------------------------------------------------------------------
      Total distributions                       (.048)       (.049)       (.045)      (.051)      (.037)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $1.00        $1.00        $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(b)                                  4.88%        4.95%       4.53%       5.25%       3.79%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $138,848      $42,326      $27,397     $18,855     $21,438
-------------------------------------------------------------------------------------------------------
Average net assets (000)                     $106,500      $37,675      $19,132     $20,173     $15,048
-------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .55%         .65%         .89%        .75%(a)     .50%(a)
-------------------------------------------------------------------------------------------------------
  Net investment income                          4.85%        4.91%        4.49%       5.18%(a)    4.03%(a)
-------------------------------------------------------------------------------------------------------

(a)  Net of expense subsidies.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

  Total return for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST
NOTES TO FINANCIAL STATEMENTS

         The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the 'Portfolio' or 'Portfolios'): Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond Portfolio which commenced on May 17, 1994.

         The Portfolios' investment objectives are as follows: Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500; Large Capitalization Value Portfolio--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in small company common stocks that in the investment advisor's opinion should have earnings growth faster than that of a market average companies; Small Capitalization Value Portfolio--above average capital appreciation through investment in common small company stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Portfolio--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities; Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years; Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years; Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities; U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

-------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITIES VALUATIONS: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

         Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

         U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

         Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

         Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.

         Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.

         In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

         All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 p.m., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.

         SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

--------------------------------------------------------------------------------

      FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

      FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      FOREIGN CURRENCY FORWARD CONTRACTS: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

      OPTIONS: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
--------------------------------------------------------------------------------

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Net investment income, net realized gains and net assets were not affected by this change.

                                      PAID-IN       ACCUMULATED       NET
                                    CAPITAL IN       NET GAIN/    INVESTMENT
PORTFOLIO                 REF.     EXCESS OF PAR       LOSS         INCOME
---------------------    -------  ---------------   -----------   -----------
Large Capitalization
  Growth.............    c,d        $ 2,634,615     $(2,772,374)  $   137,759
Large Capitalization
  Value..............    d            3,001,151      (2,613,471)     (387,680)
Small Capitalization
  Growth.............    c,d           (207,970)       (353,656)      561,626
Small Capitalization
  Value..............    d            1,662,180      (1,577,345)      (84,835)
International
  Equity.............    a,d,e        9,655,686      (7,192,839)   (2,462,847)
International Bond...    a,b           (400,824)        (70,413)      471,237
Total Return Bond....    a,b,d          340,514        (210,309)     (130,205)
Intermediate-Term
  Bond...............    a,b,d          384,043        (272,078)     (111,965)

---------------

(a)  Reclass of net foreign currency gains/losses.

(b)  Reclass of dividends in excess of net investment income.

(c)  Reclass of net operating losses.

(d)  Reclass of distributions/redemption distributions.

(e)  Reclass of passive foreign investment companies' gains.


      DIVIDENDS AND DISTRIBUTIONS: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      TAXES: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

      DEFERRED ORGANIZATIONAL EXPENSES: A total of $279,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Portfolio commenced investment operations.
-------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

      The Fund's manager is Prudential Investments Fund Management LLC ('PIFM') pursuant to which PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The advisers noted below each furnishe investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

PORTFOLIO                                    ADVISER
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd., and
                            Columbus Circle Investors
Large Capitalization
  Value..................   INVESCO Capital Management, Inc. and
                            Hotchkis and Willey
Small Capitalization
  Growth.................   Nicholas-Applegate Capital Management
                            and Investment Advisors, Inc.
Small Capitalization
  Value..................   Wood, Struthers & Winthrop Management
                            Corp. and Lazard Asset Management
International Equity.....   Lazard Asset Management
International Bond.......   Delaware International Advisers Ltd.
Total Return Bond and
  Intermediate-Term
  Bond...................   Pacific Investment Management Co.
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP


      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.


                                       TOTAL
PORTFOLIO                          MANAGEMENT FEE    ADVISER FEE
--------------------------------   --------------    -----------
Large Capitalization Growth.....         .60%             .30%
Large Capitalization Value......         .60%             .30%
Small Capitalization Growth.....         .60%             .30%
Small Capitalization Value......         .60%             .30%
International Equity............         .70%             .40%
International Bond..............         .50%             .30%
Total Return Bond...............         .45%             .25%
Intermediate-Term Bond..........         .45%             .25%
Mortgage Backed Securities......         .45%             .25%
U.S. Government Money Market....         .25%            .125%

      The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI') for distribution of the Fund's shares. PSI served the Fund without compensation. Effective June 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and serves the Fund under the same terms and conditions as under the agreement with PSI.

      PIFM, PSI and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS
WITH AFFILIATES

      Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 1998 as well as the fees due PMFS as of December 31, 1998.

                                  AMOUNT INCURRED
                                      FOR THE         AMOUNT DUE
                                     YEAR ENDED         AS OF
                                    DECEMBER 31,     DECEMBER 31,
PORTFOLIO                               1998             1998
--------------------------------  ----------------   ------------
Large Capitalization Growth.....      $104,000          $9,300
Large Capitalization Value......       105,700           9,400
Small Capitalization Growth.....       104,000           9,000
Small Capitalization Value......        89,000           9,000
International Equity............       102,200           9,000
International Bond..............        33,300           2,900
Total Return Bond...............        41,600           3,800
Intermediate-Term Bond..........        46,000           4,400
Mortgage Backed Securities......        49,100           4,400
U.S. Government Money Market....        17,700           2,100


      For the year ended December 31, 1998, PSI earned approximately $2,700 and $10,500 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Growth Portfolio and Large Capitalization Value Portfolio, respectively.

-------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended December 31, 1998 were as follows:

PORTFOLIO                              PURCHASES        SALES
------------------------------------  ------------   ------------
Large Capitalization Growth.........  $145,083,038   $164,216,644
Large Capitalization Value..........    65,756,716     75,890,819
Small Capitalization Growth.........   108,701,849    121,868,075
Small Capitalization Value..........    58,289,278     61,097,158
International Equity................   106,570,816    126,772,097
International Bond..................    32,598,383     33,866,356
Total Return Bond...................   256,662,873    222,850,789
Intermediate-Term Bond..............   286,908,180    254,829,589
Mortgage Backed Securities..........    33,637,340     17,356,713


      The federal income tax basis and unrealized appreciation/depreciation of each of the Portfolios' investments, excluding written options as of December 31, 1998, were as follows:

                                            NET
                                        UNREALIZED          GROSS UNREALIZED
PORTFOLIO                  BASIS       APPRECIATION    APPRECIATION   DEPRECIATION
----------------------  ------------   -------------   ------------   ------------
Large Capitalization
  Growth..............  $196,151,144   $ 134,712,424   $143,114,577   $ 8,402,153
Large Capitalization
  Value...............   201,088,072      80,271,840     91,353,485    11,081,645
Small Capitalization
  Growth..............   125,836,517      34,690,988     41,038,381     6,347,393
Small Capitalization
  Value...............   126,193,395      15,956,085     30,694,040    14,737,955
International
  Equity..............   197,621,727      46,840,190     62,270,909    15,430,719
International Bond....    30,014,065         326,405        737,256       410,851
Total Return Bond.....    81,383,641         392,202        542,239       150,037
Intermediate-Term
  Bond................   111,341,635         680,058      1,080,305       400,247
Mortgage Backed
  Securities..........    70,733,726       1,809,741      2,086,796       277,055


      For federal income tax purposes, the Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1998 of approximately $458,600 which expires in 2002. Such carryforward is after utilization of approximately $625,000 against net taxable gains realized and recognized during the year ended December 31, 1998. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, the International Bond Portfolio and International Equity Portfolio are electing to treat net currency losses of approximately $41,400 and $171,500, respectively and the Small Capitalization Growth Portfolio, the Total Return Bond Portfolio, the Intermediate Term Bond Portfolio and the Mortgage Backed Portfolio are electing to treat net capital losses of approximately $860,100, $155,500, $374,100 and $22,000, respectively, incurred in the two-month period ended December 31, 1998 as having been incurred in the following year.
      At December 31, 1998, the Total Return and Intermediate-Term Bond Portfolios bought financial futures contracts. The unrealized appreciation on such contracts as of December 31, 1998 were as follows:

Total Return Bond Portfolio:
                                                  VALUE AT        VALUE AT         UNREALIZED
NUMBER OF                        EXPIRATION     DECEMBER 31,        TRADE         APPRECIATION
CONTRACTS          TYPE             DATE            1998            DATE         (DEPRECIATION)
----------    ---------------    ----------     ------------     -----------     --------------
              Long Positions:
   123        5 yr. T-Note       Mar. 1999      $13,941,281      $14,078,695       $ (137,414)
    13        10 yr. T-Note      Mar. 1999        1,549,031        1,569,242          (20,211)
    7         Eurodollar         Dec. 2000        1,657,600        1,656,513            1,087
    7         Eurodollar         Mar. 2001        1,658,913        1,656,800            2,113
    7         Eurodollar         Jun. 2001        1,658,388        1,655,863            2,525
    3         Eurodollar         Sept. 2001         710,550          712,163           (1,613)
    1         Eurodollar         Dec. 2001          236,488          235,475            1,013
    1         Eurodollar         Mar. 2002          236,688          235,525            1,163
    1         Eurodollar         Jun. 2002          236,625          235,463            1,162
    12        90 day LIBOR       Mar. 2000        2,360,924        2,356,366            4,558
                                                                                 --------------
                                                                                   $ (145,617)
                                                                                   ==========

--------------------------------------------------------------------------------

INTERMEDIATE-TERM BOND PORTFOLIO:
                                                  VALUE AT        VALUE AT         UNREALIZED
NUMBER OF                        EXPIRATION     DECEMBER 31,        TRADE         APPRECIATION
CONTRACTS          TYPE             DATE            1998            DATE         (DEPRECIATION)
----------    ---------------    ----------     ------------     -----------     --------------
              Long Positions:
   200        5 yr. T-Note       Mar. 1999      $22,668,750      $22,771,875       $ (103,125)
    11        Eurodollar         Mar. 2001        2,606,863        2,610,000           (3,137)
    11        Eurodollar         Jun. 2001        2,606,037        2,608,062           (2,025)
    11        Eurodollar         Sept. 2001       2,605,350        2,606,538           (1,188)
    11        Eurodollar         Dec. 2000        2,604,800        2,609,775           (4,975)
    18        90 day LIBOR       Mar. 2000        3,537,979        3,531,142            6,837
                                                                                 --------------
                                                                                   $ (107,613)
                                                                                   ==========

      Transactions in options written during the year ended December 31, 1998, were as follows:

                                           NUMBER OF    PREMIUMS
TARGET TOTAL RETURN                        CONTRACTS    RECEIVED
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1997..................................        --      $    --
Options written.........................        15        2,872
                                           -------      --------
Options outstanding at December 31,
  1998..................................        15      $ 2,872
                                           =======      =======


                                           NUMBER OF    PREMIUMS
INTERMEDIATE-TERM BOND PORTFOLIO           CONTRACTS    RECEIVED
----------------------------------------   ---------    --------
Options outstanding at December 31,
  1997..................................        --      $    --
Options written.........................        24        4,340
                                           -------      -------
Options outstanding at December 31,
  1998..................................        24      $ 4,340
                                           =======      =======

--------------------------------------------------------------------------------
NOTE 5. CAPITAL

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at December 31, 1998, PIFM and Prudential Bank & Trust owned 259,262 and 223,374 shares of the International Bond Portfolio, respectively.

      Transactions in shares of beneficial interest during the year ended December 31, 1998 were as follows:

                                                                   SHARES
                                                                 ISSUED IN
                                                                REINVESTMENT                           INCREASE/
                                                                OF DIVIDENDS                          (DECREASE)
                                               SHARES               AND               SHARES           IN SHARES
PORTFOLIO                                       SOLD            DISTRIBUTIONS       REACQUIRED        OUTSTANDING
--------------------------------------      -------------       ------------       ------------       -----------
Large Capitalization Growth
  Portfolio...........................         3,830,971          1,197,514          (4,954,992)          73,493
Large Capitalization Value
  Portfolio...........................         3,668,396          1,982,225          (4,758,185)         892,436
Small Capitalization Growth
  Portfolio...........................         3,052,747            408,882          (3,755,087)        (293,458)
Small Capitalization Value
  Portfolio...........................         3,013,164            779,594          (3,677,883)         114,875
International Equity Portfolio........        25,575,077            901,284         (27,414,057)        (937,696)
International Bond Portfolio..........         1,135,046            142,350          (1,417,310)        (139,914)
Total Return Bond Portfolio...........         2,988,954            497,282          (1,866,519)       1,619,717
Intermediate-Term Bond Portfolio......         5,691,190            690,608          (5,350,123)       1,031,625
Mortgage Backed Securities Portfolio..         1,637,945            349,295          (1,876,495)         110,745


      Transactions in shares of beneficial interest during the year ended December 31, 1997 were as follows:

                                                                   SHARES
                                                                 ISSUED IN
                                                                REINVESTMENT                          INCREASE/
                                                                OF DIVIDENDS                         (DECREASE)
                                               SHARES               AND              SHARES           IN SHARES
PORTFOLIO                                       SOLD            DISTRIBUTIONS      REACQUIRED        OUTSTANDING
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         3,273,409          2,367,133         (4,709,116)         931,426
Large Capitalization Value
  Portfolio...........................         3,430,654          1,783,097         (4,539,037)         674,714
Small Capitalization Growth
  Portfolio...........................         2,375,813          1,448,105         (3,049,714)         774,204
Small Capitalization Value
  Portfolio...........................         2,564,741          1,051,562         (2,602,621)       1,013,682
International Equity Portfolio........        23,121,459          2,177,188        (24,872,919)         425,728
International Bond Portfolio..........         1,097,817            157,365         (1,963,982)        (708,800)
Total Return Bond Portfolio...........         1,432,562            273,531         (1,719,713)         (13,620)
Intermediate-Term Bond Portfolio......         2,836,650            620,854         (4,075,790)        (618,286)
Mortgage Backed Securities Portfolio..         1,308,386            354,474         (2,049,370)        (386,510)

THE TARGET PORTFOLIO TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


The Shareholders and Trustees of
The Target Portfolio Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio (constituting The Target Portfolio Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of their financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above. The accompanying financial highlights for the three periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 21, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999
--------------------------------------------------------------------------------

                   APPENDIX I -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart illustrates that large pension plans use the methods listed in the percentages indicated for the period December 1977 through December 1987.

                          HOW YOU ALLOCATE YOUR ASSETS
                         MAINLY DETERMINES YOUR RETURN

                   (BASED ON A STUDY OF LARGE PENSION PLANS)

                    91.5%                 Asset Allocation
                     6.7%                 Security Selection/Other
                     1.8%                 Market Timing

     Source: Financial Analysts Journal, May/June 1991: "Deteminants of Portfolio Performance II: An Update," by Gary Brinson, Brian Singer and Gilbert Beebower. Results are based on the 10-year performance records of 82 pension funds. The study updates and supports a similar study done in 1986. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any TARGET Portfolio.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

              (VALUE OF $1 INVESTED ON 12/31/25 THROUGH 12/31/98)

                                   [DOLLARS]

                    $    9                   Inflation
                    $   15                   T-Bills
                    $   44                   Bonds
                    $2,351                   Common Stock
                    $5,117                   Small Stock

     Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any TARGET Portfolio.

     Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term.

     SMALL STOCK returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. For 1981 through 1998, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund, which is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE decile.

     COMMON STOCK returns are based on the S&P 500 Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     LONG-TERM GOVERNMENT BOND returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years.

     TREASURY BILL returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not.

     INFLATION is measured by the consumer price index (CPI).

     The following chart shows the performance of a hypothetical investment in the following stock indices for the period indicated.

                  DIFFERENT TYPES OF STOCKS, DIFFERENT RETURNS

                        VALUE OF $1 INVESTED ON 12/31/98
                                  [BAR CHART]

                       $39.17              Common Stocks
                       $40.53              Small Stocks
                       $32.43              Foreign Stock

     COMMON STOCK returns are based on the S&P 500 Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.
Source: Lipper, Inc.

     SMALL STOCK performance for the beginning of the period through 1980 is based on the returns of stocks making up the 5th quintile of the New York Stock Exchange (NYSE) and, for 1981-1998, is based on the returns of the DFA Small Company Fund, which is a market-value-weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE decile. Source: Ibbotson Associates.

     FOREIGN STOCK returns are represented by the Morgan Stanley Capital International Europe Australia Far East (EAFE) index, a common measure of foreign stock performance. It is a market-weighted index of 20 countries.
Source: Lipper, Inc.

     Geometric Returns are through 1998. Generally, returns of foreign stocks are more volatile than those of common or small stocks.

     This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any TARGET Portfolio.

     This chart shows the performance of a hypothetical investment in short-term U.S. Government securities adjusted for inflation for the period from January 1, 1998 through December 31, 1998.

                         TOO MANY SHORT-TERM SECURITIES
                               MAY NOT MAKE SENSE

INFLATION AND TAXES CAN ERODE YOUR INVESTMENT

Initial investment..........................................    $      10,000
Interest income: 4.86%......................................              486
Tax paid on interest (assumes 31% tax rate).................             -151
                                                                -------------
Net interest income.........................................              335
Adjust for 1.8% inflation...................................              180
                                                                -------------
Net investment..............................................    $      10,155

                   THE INVESTOR'S NET RETURN WAS ONLY 1.55%!

     1998 Salomon Smith Barney Brothers 30-day T-bill return used for short-term interest rate. Federal tax rate of 31% and 1998 inflation rate (CPI) were used. Short-term rates can fluctuate.

     Past performance is no guarantee of future results. This hypothetical example is provided for informational purposes only. It is not intended to represent any specific investment and is not indicative of past, present, or future performance of any TARGET Portfolio.

     Each bar shows the best
and worst annualized return for
the specified holding periods
through 1998. For example, the
best one-year return occurred
in 1933 and the worst 10-year
annualized return occurred from    TIME REDUCES YOUR RISK
1929-1938. The first holding       BEST AND WORST ANNUALIZED RETURNS OF THE S&P
period started on 12/31/25 and     [S&P BEST AND WORST ANNUALIZED RETURNS BAR
the first 20-year period ended     CHART]
on 12/31/45.

     Common stock returns are
based on the S&P 500 Composite
Index, a market-weighted,
unmanaged index of 500 stocks      1933      1994-98   1949-58   1979-98
(currently) in a variety of        1931      1928-32   1929-38   1929-48
industries. It is often used as
a broad measure of stock market
performance.

     This chart is for
illustrative purposes only and     1 year    5 years   10 years  20 years
is not indicative of the past,
present, or future performance
of any TARGET Portfolio.

     Source:  Ibbotson

Associates

                 APPENDIX II -- GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Trust is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Trust.

INFORMATION ABOUT PRUDENTIAL

     The Manager, PIC(1) and Jennison Associates LLC are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, the Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

     Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management, as of December 31, 1997.

     Real Estate. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents with over 1,400 offices across the United States.(2)

     Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.(3)

     Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.

---------------

1 PIC serves as the Subadviser to substantially all of the Prudential Mutual
  Funds. Wellington Management Company LLP serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc., Prudential 20/20 Focus Fund and Prudential Diversified Funds and Mercator Asset Management LP as the subadviser to The International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

2 As of December 31, 1997.

3 On December 10, 1998 Prudential announced its intention to sell Prudential
  HealthCare to Aetna Inc. for $1 billion.
                                      III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     As of November 30, 1998, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the subadvisers in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

     Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitors approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(4) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

     Prudential Mutual Funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its

---------------

4 As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.
                                      III-2
clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(5)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect(SM), a state-of-the-art asset allocation software program which helps financial advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------

5 As of December 31, 1998.
                                      III-3

                                  APPENDIX IV

                              GLOSSARY OF INDICES

U.S. LARGE CAP STOCKS (S&P 500) -- The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index.

U.S. SMALL CAP STOCKS (RUSSELL 2000) -- The Russell 2000 Index is a stock market index comprised of the 2000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent 10% of the total market capitalization of the Russell 3000 Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.

INTERNATIONAL STOCKS (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST (EAFE) INDEX) -- The MSCI EAFE Index is an arithmetical average weighted by market value of the performance of over 1000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East. The EAFE Index is an unmanaged index.

U.S. BONDS (LEHMAN BROTHERS AGGREGATE BOND INDEX) -- The index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

INTERNATIONAL BONDS (WB INDEX) -- The Salomon Smith Barney Non-U.S. World Government WB Index (WB Index) measures the total return performance of high quality securities in major sectors of the international bond market. The Index covers approximately 600 bonds from 17 currencies. Only high quality, straight issues are included. The WB Index is calculated on both a weighted and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least one year of remaining life. The WB Index is an unmanaged index.

U.S. TREASURY BILLS (SALOMON BROTHERS 90 DAY INDEX) -- This index is constructed by purchasing equal dollar amounts of three-month Treasury bills at the beginning of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

SALOMON SMITH BARNEY MORTGAGE-BASED SECURITIES INDEX (MBS INDEX) -- The MBS Index is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. The MBS Index is an unmanaged index.

INFLATION (CPI) -- The Consumer Price Index for all urban consumers, not seasonally adjusted, is used to measure the rate of change of consumer prices. This measures inflation and is constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington D.C.

LARGE CAP GROWTH INDEX (RUSSELL 1000 GROWTH) -- Contains those Russell 1000 securities with a "growth" orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates than those in the Value universe.

LARGE CAP VALUE INDEX (RUSSELL 1000 VALUE) -- Contains those Russell 1000 securities with a "value" orientation. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates than those in the Growth universe.

SMALL CAP GROWTH INDEX (PSI SMALL CAP GROWTH INDEX) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with growth characteristics. Growth stocks have historical sales growth rates that are greater than 10%, rank in the top half of the Institutional Brokers Estimate System (I/B/E/S) universe based on forecasted growth rate, and have low payouts and debt/capital ratios.

SMALL CAP VALUE INDEX (PSI SMALL CAP VALUE) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with value characteristics. Value stocks rank in the bottom 50% of the universe based on a normalized P/E ratio. Companies must have sustainable dividend rates.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- The Lehman Brothers Government/ Corporate Bond Index (LGCI) is a weighted index comprised of publicly traded intermediate and long-term government and corporate debt with an average maturity of 10 years. The LGCI is an unmanaged index.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX -- The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int. Gov't Corp. Index) is a weighted index comprised of securities issued or backed by the U.S. government and its agencies and securities publicly issued by corporations with one to ten years remaining to maturity, rated investment grade and having $50 million or more outstanding. The Lehman Int. Gov't Corp. Index is an unmanaged index.

LIPPER INTERNATIONAL EQUITY FUND AVERAGE -- Contains international equity funds that report to Lipper Analytical Services. The funds are given equal weight in constructing performance which prevents any one fund from having a greater impact on the overall calculation. Each fund contained in the average has stated that their objective matches that of the group. Single country funds are not included in this group.

LIPPER CORPORATE BOND FUND AVERAGE -- Contains corporate bond funds that report to Lipper Analytical Services. The funds have an average credit quality rating of least an "A". The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER INTERMEDIATE TERM BOND FUND AVERAGE -- Contains intermediate-term bond funds that report to Lipper Analytical Services. The funds invest mainly in investment grade debt instruments and have an average credit rating of "A". The average maturity is between 5 to 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER MORTGAGE FUND AVERAGE -- Contains mortgage funds that report to Lipper Analytical Services. The funds contain primarily U.S. mortgage obligations. The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER GOVERNMENT MONEY MARKET AVERAGE -- Contains Government money market funds that report to Lipper Analytical Services. The funds invest in short-term U.S. Government obligations. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER WORLD INCOME FUND AVERAGE -- Contains world income funds that report to Lipper Analytical Services. The funds are able to invest in debt instruments in any country. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

MORNINGSTAR LARGE CAP GROWTH AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR LARGE CAP VALUE AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

MORNINGSTAR SMALL CAP GROWTH AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR SMALL CAP VALUE AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.